AS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION ON

January 11, 2017

SECURITIES ACT FILE NO. 333-214372

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 2	☐
Post-Effective Amendment No.	☐

NEXPOINT OPPORTUNISTIC CREDIT FUND

(Exact Name of Registrant as Specified in Charter)

300 Crescent Court, Suite 700, Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 628-4100

Brian Mitts

300 Crescent Court, Suite 700

Dallas, Texas 75201

(972) 628-4100

(Name and Address of Agent for Service)

With a copy to:

Brian D. McCabe, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT

(Approximate Date of Proposed Public Offering)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Titles of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fees (1)(2)
Common Stock $0.01 par value	Not applicable	Not applicable	$80,000,000	$9,272.00

(1)	Estimated solely for the purposes of calculation the filing fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	Previously paid.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Highland Funds I

Highland Opportunistic Credit Fund

NexPoint Opportunistic Credit Fund

PROXY STATEMENT/PROSPECTUS

January 11, 2017

This is a brief overview of the reorganization proposed for Highland Opportunistic Credit Fund (the “Selling Fund”) and NexPoint Opportunistic Credit Fund (the “Buying Fund”). The Selling Fund and the Buying Fund are referred to individually or collectively as a “Fund” or the “Funds.” We encourage you to read the full text of the enclosed proxy statement/prospectus (“Proxy Statement/Prospectus”).

Q: Why are you sending me this information?

Funds are required to obtain shareholder approval for certain kinds of changes, like the reorganization proposed in the enclosed Proxy Statement/Prospectus. As a shareholder of the Selling Fund, you are being asked to vote on the reorganization of the Selling Fund into the Buying Fund.

Q: What is a fund reorganization?

A fund reorganization involves one fund transferring all of its assets and liabilities to another fund in exchange for shares of such fund. Once completed, shareholders of the selling fund will hold shares of the buying fund.

Q: Is my vote important?

Absolutely! While the board of trustees (the “Board”) of the Selling Fund has reviewed the proposed reorganization and recommends that you approve it, the proposal cannot go forward without the approval of shareholders of the Selling Fund. The Selling Fund will continue to contact shareholders asking them to vote until it is sure that a quorum will be reached, and may continue to contact shareholders thereafter.

Q: What is the proposal?

Shareholders are being asked to vote on the reorganization of the Selling Fund into the Buying Fund (the “Reorganization”). If the Reorganization of the Selling Fund is approved by shareholders and the other closing conditions are met, your shares of the Selling Fund will, in effect, be converted into shares of the Buying Fund with the same aggregate net asset value (“NAV”) as the aggregate NAV of your Selling Fund shares at the time of the Reorganization. While the aggregate NAV of your shares will not change as a result of the Reorganization, the number of shares you hold may differ based on each Fund’s NAV.

The Buying Fund, unlike the Selling Fund, is not obligated to redeem its shares each business day at approximately their NAV. Instead, the Buying Fund is a so-called “interval fund” that has adopted a fundamental policy to make quarterly repurchase offers at NAV (less any repurchase fee) for no less than 5% of its outstanding shares. Although the Buying Fund does not currently charge a repurchase fee, it is authorized to charge a repurchase fee of up to 2% of the proceeds of a shareholder’s repurchase, which the Buying Fund would retain to help offset de minimis estimated costs related to the repurchase. Because shares of the Buying Fund will not be listed on an exchange and are not shares of an open-ended mutual fund, they may be less liquid than shares of the Selling Fund. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. Please see Section I for a description of the Buying Fund’s quarterly repurchase program.

We encourage you to read the full text of the enclosed Proxy Statement/Prospectus to obtain a more detailed understanding of the issues relating to the proposed Reorganization.

Q: Why is the Reorganization being proposed?

Highland Capital Management Fund Advisors, L.P., the Selling Fund’s investment adviser (“Highland”), proposed the Reorganization to the Board in order to give Selling Fund shareholders the opportunity to pursue the same investment strategy and objectives while investing in a fund with a structure that Highland believes is better suited to the Selling Fund’s investment strategy and better positions the Fund to capitalize on its universe of investment opportunities. Highland and the Board believe that the structural transition from an open-end fund to a closed-end fund that conducts periodic redemptions, an “interval fund,” as explained in greater detail in the Proxy Statement/Prospectus, will benefit shareholders by eliminating the need for the Selling Fund to hold significant cash reserves and liquid securities on a daily basis in order to meet liquidity requirements particular to an open-end fund and to accommodate daily shareholder redemptions. The Buying Fund will seek to maintain liquid securities or cash sufficient to meet quarterly repurchase requirements. Further, the interval fund structure will enable the portfolio managers to better capitalize on the investment opportunities, including through greater use of illiquid securities. As noted in “Section D – Costs of the Reorganization,” below, although the gross advisory fee and expenses borne by Selling Fund shareholders will increase as a result of the Reorganization, the Buying Fund will be subject to an expense limitation agreement with NexPoint that will limit the Buying Fund’s total annual operating expenses (exclusive of distribution fees, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, taxes, litigation expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) to 0.90% of the Buying Fund’s average daily net assets through at least the later of February 28, 2018 or one year following the close of the Reorganization the “Expense Limitation”). Under the expense limitation agreement, NexPoint may recoup amounts waived and/or reimbursed with respect to the Buying Fund within three years of the date on which such amounts were waived or reimbursed, provided the Buying Fund’s total annual operating expenses, including such recoupment, do not exceed the lesser of the Expense Limitation at the time of the original waiver or expense reimbursement and the Expense Limitation at the time of recoupment. After giving effect to this Expense Limitation, the Buying Fund’s net expenses are expected to be equal to or lower than those of the Selling Fund for that one-year period, but may be higher following that one-year period, as the expense limitation agreement will expire on the later of February 28, 2018 or one year following the close of the Reorganization and NexPoint may, but is under no obligation to, renew the expense limitation agreement at such time.

Q: Will there be any changes to the options or services associated with my account as a result of the Reorganization?

As part of the Reorganization, systematic transactions (such as bank authorizations) currently set up for your Selling Fund account may be transferred to your new Buying Fund account. Please contact your financial intermediary for additional details.

Additionally, some of the features and services that are available to you today as a Selling Fund shareholder will not be available to you as a Buying Fund shareholder after the Reorganization. For example, the Buying Fund, unlike the Selling Fund, is an interval fund and therefore does not offer its shareholders the opportunity to redeem their shares at NAV on a daily basis. The Buying Fund has adopted a fundamental policy to make quarterly repurchase offers at NAV (less any repurchase fee), of no less than 5% of the shares outstanding, though there is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. Although the Buying Fund does not currently charge a repurchase fee, it is authorized to charge a repurchase fee of up to 2% of the proceeds of a shareholder’s repurchase, which the Buying Fund would retain to help offset de minimis estimated costs related to the repurchase. The other material features and services that will not be available to you following the Reorganization relate to this difference in the Funds’ redemption policies.

•	The Buying Fund, unlike the Selling Fund, has an “opt out” distribution reinvestment program such that when the Buying Fund declares a dividend or other distribution, stockholders’ cash distributions will be reinvested automatically in additional shares of the Buying Fund, unless they specifically “opt out” of the dividend reinvestment plan, so as to receive cash dividends or other distributions.

•	The Buying Fund has a different transfer agent (DST Systems Inc.) than the Selling Fund (Boston Financial Data Servicing, Inc.), though the Buying Fund’s transfer agent is an affiliate of the Selling Fund’s transfer agent. The Buying Fund’s transfer agent will provide services relating to, among other matters, the quarterly repurchase offers to be made by the Buying Fund.

More information on the Buying Fund’s interval fund structure and the shareholder services offered to Buying Fund shareholders is included in the enclosed Proxy Statement/Prospectus. Please see Section I for a description of the Buying Fund’s quarterly repurchase program and Section L for a description of the shareholder services available to Buying Fund shareholders. Shareholders can also get more information on the shareholder services to be offered to the Buying Fund by calling the Buying Fund’s transfer agent at (844) 485-9167.

Q: Will there be any changes to Fund fees and expenses as a result of the Reorganization?

The Selling Fund’s total annual operating expenses for Class A shares, Class C shares and Class Z shares are 2.14%, 2.64% and 1.79%, respectively, before any expense limitations or fee waivers are taken into account, whereas the Buying Fund’s total annual operating expense for Class A shares, Class C shares and Class Z shares are 2.29%, 3.04% and 2.04%, respectively, before any expense limitations or fee waivers are taken into account. After taking expense limitations into account, the Selling Fund’s total annual net operating expenses for Class A shares, Class C shares and Class Z shares are 1.53%, 2.03% and 1.18%, respectively, whereas the Buying Fund’s total annual net operating expense for Class A shares, Class C shares and Class Z shares are 1.20%, 1.95% and 0.95%, respectively. For more information on the fees and expenses to which Selling Fund shareholders and Buying Fund shareholders are subject, please see “Section A – Reorganization Proposal – Fees and Expenses.” Although the gross advisory fee and expenses borne by Selling Fund shareholders will increase as a result of the Reorganization, the Buying Fund will be subject to an expense limitation agreement with NexPoint that will limit the Buying Fund’s total annual operating expenses (exclusive of the Excluded Expenses) to 0.90% of the Buying Fund’s average daily net assets through at least the later of February 28, 2018 or one year following the close of the Reorganization (the “Expense Limitation”). Under the expense limitation agreement, NexPoint may recoup amounts waived and/or reimbursed with respect to the Buying Fund within three years of the date on which such amounts were waived or reimbursed, provided the Buying Fund’s total annual operating expenses, including such recoupment, do not exceed the lesser of the Expense Limitation at the time of the original waiver or expense reimbursement and the Expense Limitation at the time of recoupment. After giving effect to this Expense Limitation, the Buying Fund’s net expenses are expected to be equal to or lower than those of the Selling Fund for that one-year period, but may be higher following that one-year period, as the expense limitation agreement will expire on the later of February 28, 2018 or one year following the close of the Reorganization and NexPoint may, but is under no obligation to renew such agreement after its expiration. Additional details regarding reorganization costs are set forth in “Section D – Costs of the Reorganization.”

Q: Are there costs or tax consequences of the Reorganization?

You will not pay any sales charges in connection with the Reorganization. Reorganization costs will be borne by Highland and/or NexPoint. Additional details regarding reorganization costs are set forth in “Exhibit A – Costs of the Reorganizations.”

The Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that Selling Fund shareholders will not and the Selling Fund generally will not recognize gain or loss as a direct result of the Reorganization, as described in more detail in the section of the Proxy Statement/Prospectus entitled “Tax Status of the Reorganizations.” Additionally, because the Reorganization may end the tax year of the Selling Fund, the Selling Fund will potentially accelerate distributions to shareholders for its taxable period beginning July 1, 2016 and ending on the date of the Reorganization. Any such distributions will be taxable, and will include any distributable, but not previously distributed, capital gains resulting from portfolio turnover prior to consummation of the Reorganization. As of the date of this Proxy Statement/Prospectus, the Selling Fund does not expect to make any accelerated distributions as a result of the Reorganization.

Q: Will there be any changes to my fees and expenses as a result of the Reorganization?

The Selling Fund’s total annual operating expenses for Class A shares, Class C shares and Class Z shares are 2.14%, 2.64% and 1.79%, respectively, before any expense limitations or fee waivers are taken into account, whereas the Buying Fund’s total annual operating expense for Class A shares, Class C shares and Class Z shares are 2.29%, 3.04% and 2.04%, respectively, before any expense limitations or fee waivers are taken into account. After taking expense limitations into account, the Selling Fund’s total annual net operating expenses for Class A shares, Class C shares and Class Z shares are 1.53%, 2.03% and 1.18%, respectively, whereas the Buying Fund’s total annual net operating expense for Class A shares, Class C shares and Class Z shares are 1.20%, 1.95% and 0.95%, respectively. For more information on the fees and expenses to which Selling Fund shareholders and Buying Fund shareholders are subject, please see “Section A – Reorganization Proposal – Fees and Expenses.” Although the gross advisory fee and expenses borne by Selling Fund shareholders will increase as a result of the Reorganization, the Buying Fund will be subject to an expense limitation agreement with NexPoint that will limit the Buying Fund’s total annual operating expenses (exclusive of the Excluded Expenses) to 0.90% of the Buying Fund’s average daily net assets through at least the later of February 28, 2018 or one year following the close of the Reorganization (the “Expense Limitation”). Under the expense limitation agreement, NexPoint may recoup amounts waived and/or reimbursed with respect to the Buying Fund within three years of the date on which such amounts were waived or reimbursed, provided the Buying Fund’s total annual operating expenses, including such recoupment, do not exceed the lesser of the Expense Limitation at the time of the original waiver or expense reimbursement and the Expense Limitation at the time of recoupment. After giving effect to this Expense Limitation, the Buying Fund’s net expenses are expected to be equal to or lower than those of the Selling Fund for that one-year period, but may be higher following the one-year period, as the expense limitation agreement will expire on the later of February 28, 2018 or one year following the close of the Reorganization, and NexPoint may, but is under no obligation to renew such agreement after its expiration, as described in detail in the Proxy Statement/Prospectus under “Reorganization Proposals – Summary – Fees and Expenses.” In addition, the maximum sales charge imposed on purchases by the Selling Fund is 3.50%, whereas the maximum sales charge imposed on purchases by the Buying Fund is 5.75%. The Buying Fund may also impose a contingent deferred sales charge of 1% on Class A and Class C shares under certain circumstances, and, though it does not currently charge a repurchase fee to its shareholders, is permitted to charge a repurchase fee of up to 2% of the proceeds of a shareholder’s repurchase.

Q: If approved, when will the Reorganization happen?

The Reorganization will take place following shareholder approval of the Reorganization, and is expected to close in February of 2017.

Q: Can I still redeem my shares of the Selling Fund?

If you do not want to become a shareholder of the Buying Fund, you may redeem your shares at any time before the Reorganization closes. Such a redemption of shares would be taxable to you in the same manner as other redemptions of shares. Assuming shares are held as capital assets, any gain or loss on such redemptions would be capital in nature and would be long-term or short term depending on your holding period in the shares redeemed.

Q: How does my Board recommend that I vote?

After careful consideration, your Board recommends that you vote FOR the Reorganization of the Selling Fund.

Q: How can I vote?

You can vote in one of four ways:

•	By telephone (call the toll free number listed on your proxy card)

•	By internet (log on to the internet site listed on your proxy card)

•	By mail (using the enclosed postage prepaid envelope)

•	In person at the shareholder meeting scheduled to occur at 9:00 A.M. CT on February 7, 2017.

The deadline for voting by telephone or internet is 11:59 P.M. E.T. on February 6, 2017. We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, internet or mail.

Q: Will I be notified of the results of the vote?

The final voting results for each proposal also will be included in the Selling Fund’s next report to shareholders following the special shareholder meeting.

Q: Whom should I call if I have questions?

If you have questions about any of the proposals described in the Proxy Statement/Prospectus or about voting procedures, please call the Selling Fund’s proxy solicitor, AST Fund Solutions, LLC , toll free at (800) 676-7437.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

Highland Funds I

Highland Opportunistic Credit Fund

To be held February 7, 2017

A Special Meeting of Shareholders (the “Meeting”) of Highland Opportunistic Credit Fund (the “Selling Fund”) will be held at 9:00 A.M. on February 7, 2017, at the offices of Highland Capital Management Fund Advisers, L.P., located at 300 Crescent Court, Suite 700-Madrone Conference Room, Dallas, Texas 75201. At the Meeting, shareholders will consider:

Approval of the Agreement and Plan of Reorganization (the “Agreement”) by and among Highland Funds I, on behalf of its series Highland Opportunistic Credit Fund (the “Selling Fund”), NexPoint Opportunistic Credit Fund (the “Buying Fund”), Highland Capital Management Fund Advisors, L.P. and NexPoint Advisors, L.P., pursuant to which the Selling Fund will transfer that portion of its net assets attributable to each class of its shares (in aggregate, all of its net assets) to the Buying Fund, in exchange for shares of a corresponding class of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund (the “Proposal”).

Approval of the adjournment of the Meeting to permit further solicitation of proxies, if there are not sufficient votes at the time of the Meeting to approve the Proposal.

In addition, shareholders will be asked to transact such other business as may properly come before the Meeting or any adjournments, postponements, or delays of the Meeting.

Please carefully read the enclosed Proxy Statement/Prospectus, as it discusses the Proposal in more detail. If you were a shareholder of the Selling Fund as of the close of business on December 9, 2016, you may vote at the Meeting or at any adjournment or postponement of the Meeting. You are welcome to attend the Meeting in person. If you cannot attend in person, please vote by mail, telephone or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call the Selling Fund’s proxy solicitor toll free at (800) 676-7437 . It is important that you vote. The board of trustees of the Selling Fund (the “Board”) recommends that you vote FOR its Reorganization.

By order of the Board,

Brian Mitts, Secretary

January 11, 2017

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Highland Opportunistic Credit Fund

PROXY STATEMENT/PROSPECTUS

Dated January 11, 2017

This document is a proxy statement (“Proxy Statement/Prospectus”) for the Selling Fund (as defined below) and a prospectus for the Buying Fund (as defined below). The address and telephone number of the Selling Fund and Buying Fund are 300 Crescent Court, Suite 200, Dallas TX 75201, and (972) 628-4100. This Proxy Statement/Prospectus and the enclosed proxy card were first mailed to Selling Fund shareholders beginning on or about January 17, 2017. This Proxy Statement/Prospectus contains information you should know before voting on the Proposal, as indicated below. You should read this document carefully and retain it for future reference.

Proposal		To be voted on by shareholders of:
1.	To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among Highland Funds I, on behalf of its series, Highland Opportunistic Credit Fund (the “Selling Fund”), NexPoint Opportunistic Credit Fund (the “Buying Fund”), Highland Capital Management Fund Advisors, L.P. and NexPoint Advisors, L.P., pursuant to which the Selling Fund, as indicated below, will transfer that portion of its net assets attributable to each class of its shares (in aggregate, all of its net assets) to the Buying Fund, in exchange for shares of a corresponding class of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund (the “Proposal”).	Highland Opportunistic Credit Fund

Selling Fund		Buying Fund
Class A	g	Class A
Class C	g	Class C
Class Z	g	Class Z

2.	To approve the adjournment of the Meeting to permit further solicitation of proxies, if there are not sufficient votes at the time of the Meeting to approve the Proposal.

In addition, shareholders will be asked to transact such other business as may properly come before the Meeting or any adjournments, postponements, or delays of the Meeting.

The Proposal will be considered by shareholders who owned shares of the Selling Fund on December 9, 2016 at a special meeting of shareholders (the “Meeting”) that will be held at 9:00 A.M. CT on February 7, 2017, at the offices of Highland Capital Management Fund Advisers, L.P., located at 300 Crescent Court, Suite 700-Madrone Conference Room, Dallas, Texas 75201 . Each of the Selling Fund and the Buying Fund (each a “Fund” and collectively, the “Funds”) is or intends to be a registered management investment company (or a series thereof).

The board of trustees (the “Board”) of the Selling Fund recommends that shareholders approve the reorganization of the Selling Fund into the Buying Fund (the “Reorganization”). If shareholders of the Selling Fund fail to approve its Reorganization, the Board will consider what other actions, if any, may be appropriate.

How The Reorganization Will Work

•	The Selling Fund will transfer all of its net assets to the Buying Fund in exchange for shares of the Buying Fund (“Reorganization Shares”) and the assumption by the Buying Fund of all of the Selling Fund’s liabilities.

•

The Buying Fund will issue Reorganization Shares with an aggregate net asset value (“NAV”) equal to the aggregate value of the assets that it receives from the Selling Fund, less the liabilities it assumes from the Selling Fund. Reorganization Shares of each class of the Buying Fund will be distributed to the shareholders of the corresponding class of the Selling Fund in proportion to their holdings of such class of the Selling Fund. For example, holders of Class A shares of the Selling Fund will receive Class A shares of the Buying Fund with the same aggregate NAV as the aggregate NAV of their Selling Fund Class A shares at the time of the Reorganization. While the aggregate NAV of your shares will not change as a result of the Reorganization, the number of shares you hold may differ based on each Fund’s NAV.

•	Reorganization costs will be borne by Highland and/or NexPoint. Although the gross advisory fee and expenses borne by Selling Fund shareholders will increase as a result of the Reorganization, the Buying Fund will be subject to an expense limitation agreement with NexPoint that will limit the Buying Fund’s total annual operating expenses (exclusive of distribution fees, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, taxes, litigation expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) to 0.90% of the Buying Fund’s average daily net assets through at least the later of February 28, 2018 or one year following the close of the Reorganization (the “Expense Limitation”). Under the expense limitation agreement, NexPoint may recoup amounts waived and/or reimbursed with respect to the Buying Fund within three years of the date on which such amounts were waived or reimbursed, provided the Buying Fund’s total annual operating expenses, including such recoupment, do not exceed the lesser of the Expense Limitation at the time of the original waiver or expense reimbursement and the Expense Limitation at the time of recoupment. After giving effect to this Expense Limitation, the Buying Fund’s net expenses are expected to be equal to or lower than those of the Selling Fund for that one-year period, but may be higher following the one-year period, as the expense limitation agreement will expire on the later of February 28, 2018 or one year following the close of the Reorganization, and NexPoint may, but is under no obligation to renew such agreement after its expiration, as described in detail in the Proxy Statement/Prospectus under “Reorganization Proposals – Summary – Fees and Expenses.”

•	The Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that Selling Fund shareholders will not and the Selling Fund generally will not recognize gain or loss as a direct result of the Reorganization, as described in more detail in the section entitled “Tax Status of the Reorganization.”

•	As part of the Reorganization, systematic transactions (such as bank authorizations) currently set up for your Selling Fund account may be transferred to your new Buying Fund account. Please contact your financial intermediary for additional details.

•	No shareholders of the Selling Fund will pay any sales charge in connection with acquiring Reorganization Shares.

•	After the Reorganization is completed, Selling Fund shareholders will be shareholders of the Buying Fund, and the Selling Fund will be dissolved.

Where to Get More Information

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Proxy Statement/Prospectus by reference:

Highland Opportunistic Credit Fund (SEC file nos. 811-21866 and 333-132400)

•	the prospectus of Highland Opportunistic Credit Fund, dated October 31, 2016, as supplemented to date;

•	the Statement of Additional Information of Highland Opportunistic Credit Fund, dated October 31, 2016, as supplemented to date;

•	the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Highland Opportunistic Credit Fund for the year ended June 30, 2016;

NexPoint Opportunistic Credit Fund (SEC file nos. 811-23152 and 333-210385) (known as NexPoint Distressed Strategies Fund prior to September 13, 2016)

•	the Statement of Additional Information of the Buying Fund dated January 11, 2017 relating to this Proxy Statement/Prospectus.

For a free copy of any of the documents listed above and/or to ask questions about this Proxy Statement/Prospectus, please call your Selling Fund’s proxy solicitor toll free at (800) 676-7437 .

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

As with all mutual funds, the SEC has not approved or disapproved these securities or passed on the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

SECTION A — REORGANIZATION PROPOSAL

The following information describes the Reorganization.

SUMMARY

This Proxy Statement/Prospectus is being used by the Selling Fund to solicit proxies to vote at a special meeting of shareholders. Shareholders of the Selling Fund will consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the Reorganization of the Selling Fund into the Buying Fund.

The following is a summary. More complete information appears later in this Proxy Statement/Prospectus. You should carefully read the entire Proxy Statement/Prospectus and the exhibits because they contain details that are not included in this summary.

How The Reorganization Will Work

•	The Selling Fund will transfer all of its net assets to the Buying Fund in exchange for shares of the Buying Fund (“Reorganization Shares”) and the assumption by the Buying Fund of all of the Selling Fund’s liabilities.

•	The Buying Fund will issue Reorganization Shares with an aggregate NAV equal to the aggregate value of the assets that it receives from the Selling Fund, less the liabilities it assumes from the Selling Fund. Reorganization Shares of each class of the Buying Fund will be distributed to the shareholders of the corresponding class of the Selling Fund in proportion to their holdings of such class of the Selling Fund. For example, holders of Class A shares of the Selling Fund will receive Class A shares of the Buying Fund with the same aggregate NAV as the aggregate net asset value of their Selling Fund Class A shares at the time of the Reorganization. While the aggregate NAV of your shares will not change as a result of the Reorganization, the number of shares you hold may differ based on each Fund’s NAV.

•	Reorganization expenses will be borne by Highland and/or NexPoint. Although the gross advisory fee and expenses borne by Selling Fund shareholders will increase as a result of the Reorganization, the Buying Fund will be subject to an expense limitation agreement with NexPoint that will limit the Buying Fund’s total annual operating expenses (exclusive of the Excluded Expenses) to 0.90% of the Buying Fund’s average daily net assets through at least the later of February 28, 2018 or one year following the close of the Reorganization (the “Expense Limitation”). Under the expense limitation agreement, NexPoint may recoup amounts waived and/or reimbursed with respect to the Buying Fund within three years of date on which such amounts were waived or reimbursed, provided the Buying Fund’s total annual operating expenses, including such recoupment, do not exceed the lesser of the Expense Limitation at the time of the original waiver or expense reimbursement and the Expense Limitation at the time of recoupment. After giving effect to this Expense Limitation, the Buying Fund’s net expenses are expected to be equal to or lower than those of the Selling Fund for that one-year period, but may be higher following the one-year period, as the expense limitation agreement will expire on the later of February 28, 2018 or one year following the close of the Reorganization, and NexPoint may, but is under no obligation to renew such agreement after its expiration, as described in detail in the Proxy Statement/Prospectus under “Reorganization Proposals – Summary – Fees and Expenses.”

•	The Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that Selling Fund shareholders will not and the Selling Fund generally will not recognize gain or loss as a direct result of the Reorganization, as described in more detail in the section entitled “Tax Status of the Reorganization.”

•	As part of the Reorganization, systematic transactions (such as bank authorizations) currently set up for your Selling Fund account may be transferred to your new Buying Fund account. Please contact your financial intermediary for additional details.

•	No shareholders of the Selling Fund will pay any sales charge in connection with acquiring Reorganization Shares.

•	After the Reorganization is completed, Selling Fund shareholders will be shareholders of the Buying Fund, and the Selling Fund will be dissolved.

Tax Consequences

The Reorganization is expected to be tax-free for U.S. federal income tax purposes and will not take place unless the Selling Fund and the Buying Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled “Tax Status of the Reorganization.” Accordingly, potentially subject to the limited exceptions described in that section, no gain or loss is expected to be recognized by the Selling Fund or its shareholders as a direct result of its Reorganization. Additionally, because the Reorganization may end the tax year of the Selling Fund, it will potentially accelerate distributions to shareholders from the Selling Fund for its taxable period beginning July 1, 2016 and ending on the date of the Reorganization. Any such distributions will be taxable, and will include any distributable, but not previously distributed, capital gains resulting from portfolio turnover prior to consummation of the Reorganization. As of the date of this Proxy Statement/Prospectus, the Selling Fund does not expect to make any accelerated distributions as a result of the Reorganization. At any time prior to the Reorganization, a shareholder may redeem shares of the Selling Fund. Any such redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Selling Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be taxable to the shareholder if those amounts remain in the non-taxable account. At any time prior to the Reorganization, a shareholder may redeem shares of the Selling Fund. Any such redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Selling Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be taxable to the shareholder if those amounts remain in the non-taxable account.

The Selling Fund shareholders’ aggregate tax basis in the Reorganization Shares is expected to carry over from the shareholders’ Selling Fund shares, and the Selling Fund shareholders’ holding period in the Reorganization Shares is expected to include the shareholders’ holding period in the Selling Fund shares.

For more information about the U.S. federal income tax consequences of the Reorganization, see the section entitled “Tax Status of the Reorganization.”

Fees and Expenses

The tables below allow a shareholder to compare the fees and the operating expense ratios of the Selling Fund and to analyze the estimated operating expenses that NexPoint Advisors, L.P. (“NexPoint”) expects the Buying Fund to bear in the first year following the Reorganization. No current expense information is shown for the Buying Fund because the Buying Fund has not yet commenced operations and will have no investment operations prior to the Reorganization. The Annual Fund Operating Expenses set forth in the tables below are paid by the Selling Fund. They include management fees, distribution and service fees (if applicable) and administrative costs, including pricing and custody services. The pro forma Buying Fund information below is based on the total assets of the Selling Fund as of October 27, 2016, however it is possible that there could be additional redemptions of Selling Fund shares between October 27, 2016 and the date of the Reorganization.

The Annual Fund Operating Expenses shown in the table below represent expenses for the Selling Fund’s most recent fiscal year (ended June 30, 2016) and those projected for the Buying Fund on a pro forma combined basis after giving effect to the Reorganization and are based on pro forma combined net assets as of October 27, 2016.

Although the gross advisory fee and expenses borne by Selling Fund shareholders will increase as a result of the Reorganization, the Buying Fund will be subject to an expense limitation agreement with NexPoint that will limit the Buying Fund’s total annual operating expenses (exclusive of the Excluded Expenses) to 0.90% of the Buying Fund’s average daily net assets through at least the later of February 28, 2018 or one year following the close of the Reorganization (the “Expense Limitation”). Under the expense limitation agreement, NexPoint may recoup amounts waived and/or reimbursed with respect to the Buying Fund within three years of the date on which such amounts were waived or reimbursed, provided the Buying Fund’s total annual operating expenses, including such recoupment, do not exceed the lesser of the Expense Limitation at the time of the original waiver or expense reimbursement and the Expense Limitation at the time of recoupment. After giving effect to this Expense Limitation, the Buying Fund’s net expenses are expected to be equal to or lower than those of the Selling Fund for that one-year period, but may be higher following the one-year period, as the expense limitation agreement will expire on the later of February 28, 2018 or one year following the close of the Reorganization, and NexPoint may, but is under no obligation to renew such agreement after its expiration, as described in detail below. If a Reorganization is not consummated, Highland and/or NexPoint or an affiliate will bear the costs associated with that Reorganization. Additional information regarding the costs of the Reorganization expected to be borne by borne by Highland and/or NexPoint is set forth in “Section D – Costs of the Reorganization.”

Fees and Expenses.

Current and Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Selling Fund (current)			Buying Fund (pro forma)
	Class A	Class C	Class Z	Class A	Class C	Class Z
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	3.50%	None	None	5.75%	None	None
Maximum Sales Charge (Load) Imposed On Reinvested Dividends and other Distributions (as a % of offering price)	None	None	None	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	1.00%[1]	1.00%[2]	None	N/A	N/A	N/A
Contingent Deferred Sales Charge	N/A	N/A	N/A	1.00%[1]	1.00%[3]	None
Exchange Fee	None	None	None	None	None	None
Redemption Fee	None	None	None	N/A	N/A	N/A
Repurchase Fee	N/A	N/A	N/A	2.00%[4]	2.00%[4]	2.00%[4]

(1)	Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within 18 months of purchase. With respect to the Buying Fund, for purposes of calculating any Contingent Deferred Sales Charge, the purchase date of any shares received in the Reorganization will be the same as the purchase date that was applicable to your shares of the Selling Fund.
(2)	Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan. For purposes of calculating any Contingent Deferred Sales Charge, the purchase date of any shares received in the Reorganization will be the same as the purchase date that was applicable to your shares of the Selling Fund.
(3)	Class C shares are subject to a 1.00% CDSC for redemptions of shares within 18 months after their purchase. For purposes of calculating any Contingent Deferred Sales Charge, the purchase date of any shares received in the Reorganization will be the same as the purchase date that was applicable to your shares of the Selling Fund.
(4)	Although the Fund does not currently charge a repurchase fee to its shareholders, it is authorized to charge a repurchase fee of up to 2% of the proceeds of a shareholder’s repurchase which the Buying Fund would retain to help offset de minimis estimated costs related to the repurchase.

Annual Fund Operating Expenses (with respect to the Selling Fund, expenses that you pay each year as a percentage of the value of your investment) (with respect to the Buying Fund, as a percentage of net assets attributable to shares)

	Selling Fund (current)			Buying Fund (pro forma)
	Class A	Class C	Class Z	Class A	Class C	Class Z
Management Fee	1.00%	1.00%	1.00%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.35%	0.85%	None	0.25%	1.00%	None
Distribution Fee	N/A	N/A	N/A	None [1]	0.75%[1]	None [1]
Shareholder Servicing Fee	N/A	N/A	N/A	0.25%	0.25%	None
Other Expenses	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%
Interest Payments and Commitment Fees on Borrowed Funds	0.23%	0.23%	0.23%	0.23%[2]	0.23%[2]	0.23%[2]
Remainder of Other Expenses	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%

Total Annual Operating Expenses	2.14%	2.64%	1.79%	2.29%	3.04%	2.04%

Expense Reimbursement	-0.61%[3]	-0.61%[3]	-0.61%[3]	-1.09%[4]	-1.09%[4]	-1.09%[4]

Total Annual Operating Expenses After Expense Reimbursement	1.53%	2.03%	1.18%	1.20%	1.95%	0.95%

(1)	The Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the average daily net assets attributable to Class C shares and is payable on a quarterly basis. Class A shares and Class Z shares are not subject to a Distribution Fee. See Section I.
(2)	Represents interest on a credit facility held by predecessor fund. The Buying Fund has no present intention to incur any borrowing costs.
(3)	Highland Capital Management Fund Advisors, L.P. has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Selling Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Selling Fund to 0.90% of average daily net assets attributable to any class of the Selling Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2017 and may not be terminated prior to this date without the action or consent of the Selling Fund’s Board of Trustees. Under the expense limitation agreement, the Adviser may recoup waived and/or reimbursed amounts with respect to the Selling Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Selling Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement. Any amounts waived or reimbursed by Highland under the Expense Cap that are subject to recoupment as of the date of the Reorganization will be subject to recoupment by NexPoint, the Buying Fund’s adviser, following the Reorganization. The total amounts subject to recoupment as of December 31, 2016 are $501,010, $388,222 and $147,812 expiring during the fiscal years ended June 30, 2018, June 30, 2019, and June 30, 2020, respectively, provided that the Buying Fund’s total annual operating expenses, including such amounts, do not exceed the lesser of the Expense Limitation at the time of the original waiver or expense reimbursement and the Expense Limitation at the time of recoupment.
(4)

The Buying Fund will be subject to an expense limitation agreement that will limit the Buying Fund’s total annual operating expenses (exclusive of distribution fees, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, taxes, litigation expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) to 0.90% of the Buying Fund’s average daily net assets through at least the later of February 28, 2018 or one year following the close of the Reorganization (the “Expense Limitation”). Under the expense limitation agreement, NexPoint may recoup amounts waived and/or reimbursed with respect to the Buying Fund within three years of the date on which such amounts were waived or reimbursed, provided the Buying Fund’s total annual operating expenses, including such recoupment, do not exceed the lesser of the Expense Limitation at the time of the original waiver or expense reimbursement and the Expense Limitation at the time of recoupment.

Expense Examples: These examples help shareholders compare the cost of investing in the Selling Fund currently with the cost of investing in the Buying Fund on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The table takes into account any expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses table. The examples use the following hypothetical conditions:

•	$10,000 initial investment.

•	5% total return for each year.

•	Each Fund’s operating expenses remain the same.

•	Reinvestment of all dividends and distributions.

Although your actual costs may be higher or lower, based on those assumptions your costs would be:

	Selling Fund (current)				Buying Fund (pro forma)
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$500	$940	$1,405	$2,690	$712	$1,171	$1,656	$2,987
Class C	N/A	N/A	N/A	N/A	$221	$859	$1,521	$3,295
If you do not sell your shares	$206	$763	$1,346	$2,928	N/A	N/A	N/A	N/A
If you sold all your shares at the end of the period	$306	$763	$1,346	$2,928	N/A	N/A	N/A	N/A
Class Z	$120	$504	$913	$2,055	$120	$556	$1,019	$2,300

The projected post-Reorganization pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including that the current contractual agreements will remain in place. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Buying Fund assets, many of which are beyond the control of the Buying Fund or NexPoint.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, the Selling Fund’s portfolio turnover rate was 83% of the average value of its portfolio. Because the Buying Fund has not yet commenced operations, its portfolio turnover rate is not available

Comparison of Objectives, Strategies and Risks.

Comparison of the Selling Fund and the Buying Fund

The Selling Fund and the Buying Fund:

•	Are advised by affiliated entities using the same portfolio management team.

•	Have substantially identical investment objectives and principal investment strategies.

•	Are organized as Delaware statutory trusts or a series thereof. Please see Section P to this Proxy Statement/Prospectus for more information regarding the differences between the rights of shareholders of the Selling Funds and shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of each Fund is to seek high total returns while attempting to minimize losses.

Because any investment involves risk, there can be no assurance that any Fund’s objective will be achieved. Each Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval.

Comparison of Principal Investment Strategies

The Funds have identical principal investment strategies, except as noted below. Such differences are primarily attributable to the Buying Fund’s ability to invest in illiquid securities and utilize leverage to a greater extent due to its closed-end fund structure. The Selling Fund invests primarily in credit instruments, including secured and unsecured floating and fixed rate loans; bonds and other debt obligations; debt obligations of stressed, distressed and bankrupt issuers; structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations, convertible bonds or preferred stock, and master limited partnerships (“MLPs”). The Buying Fund invests primarily in credit instruments, including secured and unsecured floating and fixed rate loans; bonds; debt obligations of stressed, distressed and bankrupt issuers; mortgage-backed and other asset-backed securities and collateralized debt obligations including collateralized loan obligations (“CLOs”), convertible bonds or preferred stock, and MLPs. A comparison of the principal investment strategies of the Selling Fund and the Buying Fund is set forth below. See Section E for more detailed information on the investment strategies of the Buying Fund.

Selling Fund	Buying Fund
The Fund seeks to achieve its investment objective by investing at least 80% of the value of its total assets (net assets plus any borrowings for investment purposes) under normal circumstances in credit instruments. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Credit instruments include secured and unsecured floating and fixed rate loans; bonds and other debt obligations; debt obligations of stressed, distressed and bankrupt issuers; structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations, convertible bonds or preferred stock, and master limited partnerships (“MLPs”).	The Fund seeks to achieve its investment objective by investing at least 80% of the value of its total assets (net assets plus any borrowings for investment purposes) under normal circumstances in credit instruments. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Credit instruments include secured and unsecured floating and fixed rate loans; bonds; debt obligations of stressed, distressed and bankrupt issuers; mortgage-backed and other asset-backed securities and collateralized debt obligations including CLOs, convertible bonds or preferred stock, and MLPs.
With respect to each Fund, in making these investments, the Adviser will seek to purchase instruments that the Adviser believes are undervalued or are generally out of favor with investors and have the potential to grow intrinsic value per share. For purposes of satisfying the 80% requirement, each Fund may invest in derivative instruments that have economic characteristics similar to such credit instruments.
No similar strategy	Because the Buying Fund held no securities as of the date of the Reorganization, the Buying Fund will treat securities it receives in connection with the Reorganization as having been acquired as of the time such securities were purchased by the Selling Fund (which will be the survivor of the Reorganization for accounting purposes) in applying its compliance policies and procedures (including the Buying Fund’s policy of investing at least 80% of the value of its total assets under normal circumstances in credit instruments).

Selling Fund	Buying Fund
Each Fund may invest without limitation in securities of U.S. issuers and in securities of non-U.S. issuers, including investments in the securities of so-called emerging or developing market issuers. Such investment may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. Each Fund may invest in securities issued by other investment companies, including exchange-traded funds (“ETFs”).
Within the categories of obligations and securities in which each Fund invests, the Adviser employs various trading strategies, including capital structure arbitrage. Capital structure arbitrage is a strategy in which each Fund seeks opportunities created by mispricing in different markets of various instruments issued by one corporation.
There is no limitation on the amount of securities rated below investment grade, which are commonly referred to as “junk securities,” that each Fund may purchase. The Fund may invest without limit in junk securities of any rating, and in unrated securities of comparable quality. Junk securities are subject to greater risk of loss of principal and interest and may be less liquid than investment grade securities. There can be no assurance that each Fund’s investment objectives will be achieved.
As part of its investment program, each Fund may invest, from time to time, in debt or synthetic instruments that are sold in direct placement transactions between their issuers and their purchasers and that are neither listed on an exchange, nor traded over the counter. Each Fund may also receive equity or equity-related securities from time to time in connection with a workout transaction. Such equity-related securities may be unregistered and/or restricted.
The Fund may use derivatives for investment gain, or speculative purposes… The Fund may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, non-physical commodities and/or currencies, as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Adviser to be in the best interest of the Fund, and to the extent permitted by the 1940 Act, to hedge various investments for risk management and speculative purposes. The Fund may employ currency hedges (either in the forward or options markets) in certain circumstances to reduce currency risk on investments in assets denominated in foreign currencies.	The Fund may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, non-physical commodities and/or currencies, as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Adviser to be in the best interest of the Fund, and to the extent permitted by the 1940 Act, to hedge various instruments for risk management and speculative purposes.

From time to time, each Fund may also invest some of the Fund’s assets in short-term U.S. Government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations, to enable the Fund to make investments quickly and to serve as collateral with respect to certain of its investments. A greater percentage of Fund assets may be invested in such obligations if the Adviser believes that a defensive position is appropriate because of expected economic or business conditions or the outlook for security prices. From time to time, cash positions may be placed in one or more money-market funds or cash and cash equivalents may be used as defensive instruments. When following a defensive strategy, each Fund will be less likely to achieve its investment objective.

Selling Fund	Buying Fund
The Fund may borrow an amount up to 33 1⁄3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests, and for temporary, extraordinary or emergency purposes. The use of leverage for investment purposes increases both investment opportunity and investment risk… The Adviser also anticipates employing leverage in managing the Fund’s assets and the Fund may invest in the securities of companies whose capital structures are highly leveraged.	Leverage. The Fund may incur leverage as part of its investment strategy. The Fund may seek to utilize debt at the Fund level to leverage its returns if the Adviser believes doing so would generate positive returns in excess of the costs associated with such borrowings. The Fund may use leverage up to 33.33% of the Fund’s total assets as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See “Investment Objective, Policies and Strategies.”
No similar investment strategy	The Fund may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the Fund may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in its portfolio; (ii) purchase call options or put options, (iii) sell call options or put options and (iv) sell securities short.
No similar investment strategy	In addition, the Fund may invest up to 20% of its total assets in a wide array of securities that do not fall under the 80% Policy, including, but not limited to, opportunistic investments, public and private equities, and derivative products. Such investments will not count toward the Fund’s 80% Policy.
No similar investment strategy	The Fund’s investments in companies that rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act (“private funds”), such as hedge funds, will be limited to no more than 15% of the Fund’s total net assets. This limitation does not apply to any collateralized loan obligations (“CLOs”), certain of which may rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below. For purposes of the following paragraph only, the “Fund” refers to the Buying Fund and the “Adviser” refers to NexPoint. Please see Section E for a complete description of the Buying Fund’s buying style and principal investment strategies.

The Fund’s investment strategy utilizes analytical models to evaluate the assets of various companies in an attempt to isolate those assets with the greatest potential for capital appreciation. The Adviser intends to follow a flexible approach in order to place the Fund in the best position to capitalize on opportunities in the financial markets. Subject only to this general guideline, the Adviser has broad discretion to allocate the Fund’s assets among these instruments and to change allocations as conditions warrant. The Adviser considers various quantitative and qualitative factors relating to the domestic and foreign securities markets and economies when making asset allocation and security selection decisions. While the Adviser will continuously evaluate these factors, material shifts in the Fund’s asset class exposures will typically take place over longer periods of time. The Adviser has the flexibility to change the Fund’s asset allocation based on its ongoing analysis of the equity, fixed income and alternative asset markets.

Comparison of Fundamental Investment Policies

With the exception of the Buying Fund’s fundamental policy to make quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at NAV, less any repurchase fee (Although the Buying Fund does not currently charge a repurchase fee, it is authorized to charge a repurchase fee of up to 2% of the proceeds of a shareholder’s repurchase, which the Buying Fund would retain to help offset de minimis estimated costs related to the repurchase. See Section I for additional detail on the Buying Fund’s quarterly repurchase offers), the Funds have substantially similar fundamental investment policies. The Funds’ fundamental investment policies are set forth in the table below. The management of the combined Fund in accordance with the fundamental investment policies of the Buying Fund following the Reorganization will result in several important differences between the way the Funds have been managed and the way the combined Fund will be managed, notably that the Combined Fund will make quarterly repurchase offers, rather than offering daily liquidity to shareholders, as described in greater detail in Section I. A “fundamental” investment policy is one that may not be changed without a shareholder vote. Any investment policy not explicitly identified as a fundamental policy may be amended or removed without a shareholder vote.

Selling Fund	Buying Fund
The Fund may not issue senior securities or borrow in excess of the amounts permitted by the 1940 Act.	The Fund may not borrow money, except to the extent permitted by the 1940 Act. The Fund may not issue senior securities, except to the extent permitted by Section 18 of the 1940 Act.
The Fund may not underwrite securities of other issuers, except to the extent that such Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act.	The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public).
The Fund may not purchase any security that would cause such Fund to concentrate (invest 25% or more of its total assets) in securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).	The Fund may not invest 25% or more of the value of its total assets in the securities of companies or entities engaged in any one industry or group of industries, except that, under normal circumstances, the Fund will invest over 25% of its total assets in the securities of companies engaged in the credit instruments industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

Selling Fund	Buying Fund
The Fund may not purchase or sell commodities or commodity contracts, but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.	The Fund may not purchase or sell commodities, unless acquired as a result of ownership of securities or other investments, except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.
The Fund may not lend any property or make any loan if, as a result, more than 33 1⁄3% of its total assets would be loaned to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.	The Fund may not make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objective and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and/or (d) by loaning portfolio securities.
Each Fund may not purchase or sell real estate, except that each Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it.
No similar policy	The Fund will make quarterly repurchases offers for no less than for 5% of the Fund’s shares outstanding at net asset value (“NAV”) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day.

Comparison of Additional Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. A comparison of the non-fundamental investment policies of the Selling Fund and the Buying Fund is set forth below.

Selling Fund	Buying Fund
The Fund may not enter into repurchase agreements if, as a result thereof, more than 33 1⁄3% of the Fund’s total assets would be invested in repurchase agreements	No similar policy

Selling Fund	Buying Fund
The Fund may not acquire any illiquid securities, such as repurchase agreements with more than seven calendar days to maturity or fixed time deposits with a duration of over seven calendar days, if, as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments that are illiquid.	No similar policy
The Fund may not acquire securities of investment companies that are not part of the same group of investment companies (“other investment companies”), except as permitted by applicable law (currently under the 1940 Act, in addition to any investments permitted by exemptive relief, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one other investment company, provided that any investment does not result in the Fund owning more than 3% of the voting stock of the acquired investment company at the time such shares are purchased).	No similar policy
The Fund may not borrow on margin, notwithstanding the Fund’s fundamental investment restriction prohibiting the Fund from issuing senior securities or borrowing in excess of the amount permitted by the 1940 Act, unless such activity is permitted by applicable law.	No similar policy
If the Fund is invested in by another series of Highland Funds I or by a series of Highland Funds II, the Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.	No similar policy
The Fund seeks to achieve its investment objective by investing at least 80% of the value of its total assets (net assets plus any borrowings for investment purposes) under normal circumstances in credit instruments (the “80% Policy”). This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Credit instruments include secured and unsecured floating and fixed rate loans; bonds and other debt obligations; debt obligations of stressed, distressed and bankrupt issuers; and structured products, including but not limited to, mortgage-backed and other asset-backed securities, collateralized debt obligations, convertible bonds or preferred stock, and master limited partnerships.	The Fund seeks to achieve its investment objective by investing at least 80% of the value of its total assets (net assets plus any borrowings for investment purposes) under normal circumstances in credit instruments. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Credit instruments include secured and unsecured floating and fixed rate loans; bonds; debt obligations of stressed, distressed and bankrupt issuers; mortgage-backed and other asset-backed securities and collateralized debt obligations including CLOs, convertible bonds or preferred stock, and MLPs.

Selling Fund	Buying Fund
No similar policy	Because the Buying Fund held no securities as of the date of the Reorganization, the Buying Fund will treat securities it receives in connection with the Reorganization as having been acquired as of the time such securities were purchased by the Selling Fund (which will be the survivor of the Reorganization for accounting purposes) in applying its compliance policies and procedures (including the Buying Fund’s policy of investing at least 80% of the value of its total assets under normal circumstances in credit instruments).

Differences between the Selling Fund’s principal investment strategies and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, certain of the principal risks associated with investments in the Buying Fund and the Selling Fund are similar because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund and the Selling Fund are subject to the principal risks described below. Please see Section E for a complete description of all the risks to which an investment in the Buying Fund may be subject.

•	Leverage Risk. The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and may significantly magnify the Fund’s losses in the event of underperformance of Fund’s investments. Interest payments and fees incurred in connection with such borrowings may reduce the amount of distributions available to the Fund’s shareholders.

•	Non-Diversification Risk. Non-diversification risk is the risk that an investment in the Fund could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund. “See Non-Diversification Risk” in the “Risk Factors” section of this prospectus for further information.

•	Securities Market Risk. Securities market risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

•	Portfolio Turnover Risk. Portfolio turnover risk is the risk that the Fund’s portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

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Risks of Investing in Senior Loans. Senior loans, such as bank loans, are typically at the most senior level of the capital structure, and are sometimes secured by specific collateral, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor or its affiliates. A portion of the Fund’s investments may consist of loans and participations therein originated by banks and other financial institutions, typically referred to as “bank loans.” The Fund’s investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower’s creditworthiness is often judged by the rating agencies to be below investment grade. Such loans are typically private corporate loans negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business that is not generally available to the public. To the extent the Fund receives material non-public information, it may be prohibited from trading in certain securities, even when it might otherwise be beneficial to do so. Bank loans often, but not always, contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on distribution payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by the Fund are likely to be below investment grade.

•	Debt Securities Risk. Debt Securities Risk is the risk associated with the fact that the value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud protections of the federal securities laws and, as a result, as a purchaser of these instruments, the Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, the Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, the Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

•	Non-Payment Risk. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Nonpayment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing nonpayment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

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Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers. The Fund is authorized to invest in the securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. There is no limit on the amount of the Fund’s investment portfolio that can be invested in stressed, distressed or bankrupt issuers, and the Fund may invest for purposes of control. Such investments generally trade significantly below par and are considered highly speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recoveries, which may be in the form of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or highly speculative. It is also possible that there could be limited or no recovery for creditors in a bankruptcy or workout. In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed debt obligations in which the Fund invests, there is a potential risk of loss by the Fund of its entire investment in any particular investment. See “Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers” in the “Risk Factors” section of this prospectus for further information.

•	Mortgage-Backed Securities Risk. Mortgage-backed securities in which the Fund intends to invest are subject to all of the risks of the underlying mortgage loans. In a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term investment. The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk. Mortgage-backed securities are also subject to several risks created through the securitization process. Subordinate commercial mortgage-backed securities are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate commercial mortgage-backed securities will not be fully paid. Subordinate securities of commercial mortgage-backed securities are also subject to greater credit risk than those commercial mortgage-backed securities that are more highly rated. The Buying Fund also may invest in interest-only multifamily commercial mortgage-backed securities issued by multifamily mortgage loan securitizations. However, these interest-only multifamily commercial mortgage-backed securities typically only receive payments of interest to the extent that there are funds available in the securitization to make the payment and may introduce increased risks since these securities have no underlying principal cash flows. As a result, interest only commercial mortgage-backed securities possess the risk of total loss of investment in the event of prepayment of the underlying mortgages. NexPoint has not imposed a limit in the portion of the Buying Fund’s total assets that may be invested in interest-only multifamily commercial mortgage-backed securities.

•	ETF Risk. The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors.

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High-Yield Debt Securities (or “Junk Securities”) Risk. A substantial portion of the Fund’s investments will consist of investments that may generally be characterized as “high-yield securities” or “junk securities,” and the Fund may invest without limit in such securities. Such securities are typically rated below investment grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment grade, and have greater credit and liquidity risk than more highly rated obligations. High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged, and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the high yield bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity. High-yield securities are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High-yield securities that are debt instruments have historically experienced greater default rates than has been the case for investment grade securities. The Fund may also invest in equity securities issued by entities whose obligations are unrated or are rated below investment grade. The Fund is authorized to invest in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered highly speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or highly speculative. High-yield securities purchased by the Fund are subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations purchased by the Fund may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral.

•	Derivatives Risk. Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations, and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

•	Emerging Markets Risk. The Fund may invest without limit in securities of issuers based in emerging markets. Investing in securities of issuers based in emerging markets entails all of the risks of investing in securities of non- U.S. issuers, but to a heightened degree. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

•	Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

•	Liquidity Risk. Liquidity Risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions. Because loan transactions often take longer to settle than transactions in other securities, the Fund may not receive the proceeds from the sale of a loan for a significant period of time. As a result, the Fund may maintain higher levels of cash and short-term investments than mutual funds that invest in securities with shorter settlement cycles and/or may enter into a line of credit to permit the Fund to finance redemptions pending settlement of the sale of portfolio securities, each of which may adversely affect the Fund’s performance. No assurance can be given that these measures will provide the Fund with sufficient liquidity in the event of abnormally large redemptions. Liquidity risk may be greater for the Buying Fund as compared to the Selling Fund because the Selling Fund is not subject to a 15% limit on illiquid investments.

•	Illiquid and Restricted Securities Risk. Certain of the Fund’s investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Furthermore, the nature of the Fund’s investments in financially stressed and distressed companies may require a long holding period prior to being able to determine whether the investment will be profitable or not.

•	Hedging Risk. Hedging risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

•	Equity Securities Risk. Equity Securities risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

•	Credit Risk. Credit risk is the risk that the issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Fund.

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Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Some of the principal risks applicable only to the Buying Fund that are related to the Buying Fund’s use of a closed-end interval fund structure are listed below. For purposes of the following, the “Fund” refers to the Buying Fund only:

•	Closed-End Fund Risk. The Fund is a closed-end fund. Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

•	Distribution Policy Risk. The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. Pending the investment of the net proceeds in accordance with the investment objective and policies, all or a portion of the Fund’s distributions may consist of a return of capital (i.e. from your original investment).

•	Liquidity Risk. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV, less any repurchase fee. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

•	Repurchase Policy Risk. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowings will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing net investment income. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares.

•	Risks Relating to Fund’s Tax Status. To remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source of income, asset diversification and annual distribution requirements. If the Fund were to fail to comply with the income, diversification or distribution requirements, all of its taxable income regardless of whether timely distributed to shareholders would be subject to corporate-level tax and all of its distributions from earnings and profits (including from net long-term capital gains) would be taxable to shareholders as ordinary income. In any such event, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of its distributions. Any such failure would have a material adverse effect on the Fund and its shareholders.

•	RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects that a portion of its investments in loans and other debt obligations will be treated as having “market discount” and/or “original issue discount” for U.S. federal income tax purposes, which, in some cases, could be significant. Because the Fund may be required to recognize income in respect of these investments before or without receiving cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income or excise taxes. Accordingly, the Fund may be required to sell portfolio securities, including at potentially disadvantageous times or prices, raise additional debt or equity capital, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates portfolio securities to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

Additional principal risks applicable only to the Buying Fund are listed below. For purposes of the following, the “Fund” refers to the Buying Fund only:

•	New Offering with No Operating History. The Fund is a closed-end investment company with no history of operations. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

•	Substantial Conflicts of Interest. As a result of the Fund’s arrangements with Highland, there may be times when Highland, the Adviser or their affiliates have interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. The Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Fund and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time. See “Conflicts of Interest” in the “Risk Factors” section of this prospectus for further information.

•	Privately-Placed Securities Risk. The Fund may invest in privately issued securities of both public and private companies. Privately issued securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Adviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain privately issued securities may be illiquid. If there is no readily available trading market for privately issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Privately issued securities are also more difficult to value. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

•	Risk of Increased Expenses Following the Reorganization. Although the gross advisory fee and expenses borne by Selling Fund shareholders will increase as a result of the Reorganization, the Buying Fund will be subject to an expense limitation agreement with NexPoint that will limit the Buying Fund’s total annual operating expenses to 0.90% of the Buying Fund’s average daily net assets through at least the later of February 28, 2018 or one year following the close of the Reorganization (the “Expense Limitation”). Under the expense limitation agreement, NexPoint may recoup amounts waived and/or reimbursed with respect to the Buying Fund within three years of the date on which such amounts were waived or reimbursed, provided the Buying Fund’s total annual operating expenses, including such recoupment, do not exceed the lesser of the Expense Limitation at the time of the original waiver or expense reimbursement and the Expense Limitation at the time of recoupment. After giving effect to this Expense Limitation, the Buying Fund’s net expenses are expected to be equal to or lower than those of the Selling Fund for that one-year period, but may be higher following that one-year period, as the expense limitation agreement will expire on the later of February 28, 2018 or one year following the close of the Reorganization, and NexPoint may, but is under no obligation to renew such agreement after its expiration.

•	The Buying Fund is newly organized, and its shares have no history of public trading. In addition, investors should understand that:

•	the Buying Fund does not currently intend to list its shares on any securities exchange;

•	there is no secondary market for the Buying Fund’s shares, and the Buying Fund does not expect that such a market will develop at this time; and

•	your investment in the Buying Fund will be illiquid.

•	Before investing, you should therefore consider the following factors:

•	You may not have access to the money you invest for an extended period of time;

•	You may not be able to sell your shares at the time of your choosing regardless of how the Buying Fund performs.

•	Because you may not be able to sell your shares at the time of your choosing, you may not be able to reduce your exposure in a market downturn.

•	An investment in the Buying Fund may not be suitable for investors who may need the money they invested in a specified timeframe.

•	The amount of distributions that the Buying Fund may pay, if any, is uncertain.

•	The Buying Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Buying Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Buying Fund’s affiliates that are subject to repayment by investors. All or a portion of a distribution may consist of a return of capital. Because a return of capital may reduce a shareholder’s tax basis, it will increase the amount of gain or decrease the amount of loss on a subsequent disposition of the shareholder’s shares.

The Buying Fund has not, as of the date of this Proxy Statement/Prospectus, commenced operations. The initial assets of the Buying Fund will be composed of the assets of the Selling Fund.

Comparison of Certain Service Providers

The Buying Fund and the Selling Fund share certain service providers, though Selling Fund shareholders should note that while the Selling Fund is advised by Highland Capital Management Fund Advisors, L.P., the

Buying Fund is advised by NexPoint Advisors, L.P., an affiliate of Highland. A comparison of the service providers of the Selling Fund and the Buying Fund is set forth below.

Service Provider	Selling Fund	Buying Fund
Investment Adviser	Highland Capital Management Fund Advisors, L.P.	NexPoint Advisors, L.P.
Distributor	Highland Capital Funds Distributor, Inc.	Highland Capital Funds Distributor, Inc.
Administrator	State Street Bank & Trust Company	NexPoint Advisors, L.P and State Street Bank & Trust Company (as sub-administrator)
Custodian	State Street Bank & Trust Company	State Street Bank & Trust Company
Transfer Agent	Boston Financial Data Services, Inc.	DST Systems, Inc., an affiliate of Boston Financial Data Services, Inc.
Independent Registered Public Accounting Firm	KPMG LLP	KPMG LLP

Comparison of Purchase, Redemption, Distribution, and Exchange Policies and Other Shareholder Transactions and Services

After the Reorganization, Selling Fund shareholders will hold shares of the equivalent share class of the Buying Fund. Therefore, a shareholder who owns shares of the Selling Fund will, immediately after the Reorganization, hold an equal total dollar amount of equivalent shares of the Buying Fund. Accordingly, many of the purchase, redemption, distribution, and exchange policies as well as other shareholder transactions and services applicable to a shareholder’s Selling Fund shares will no longer apply. In particular, as shareholders of the Buying Fund, Selling Fund shareholders will no longer have the ability to redeem their shares daily at NAV, rather, the Buying Fund offers its shareholders the opportunity to sell their shares back to the Fund at NAV (less any repurchase fee) on a quarterly basis. The Buying Fund has adopted a fundamental policy to make quarterly repurchase offers at NAV (less any repurchase fee), of no less than 5% of the shares outstanding, though there is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

Please see Section I for a description of the Buying Fund’s quarterly repurchase program and Section L for a description of the Buying Fund’s share classes and plan of distribution.

No sales charges, sales loads, or redemption fees will be imposed in connection with the exchange of shares in the Reorganization. As part of the Reorganization, systematic transactions (such as bank authorizations) currently set up for your Selling Fund account may be transferred to your new Buying Fund account. Please contact your financial intermediary for additional details. Additional purchases of shares of the Buying Fund after the Reorganization will be subject to the applicable sales charges, sales loads, or redemption fees, if any, at the time of purchase.

The Buying Fund has an “opt out” distribution reinvestment program such that when the Buying Fund declares a dividend or other distribution, stockholders’ cash distributions will be reinvested automatically in additional shares of the Buying Fund, unless they specifically “opt out” of the dividend reinvestment plan, so as to receive cash dividends or other distributions. Shareholders who do not wish to have distributions automatically reinvested should notify the Buying Fund’s transfer agent in writing at NexPoint Opportunistic Credit Fund, c/o DST Systems, Inc., P.O. Box 219630, Kansas City, MO 64121-9630. Such written notice must be received by the transfer agent 30 days prior to the record date of the distribution or the shareholder will receive such distribution in shares through the distribution reinvestment policy.

Performance

The following bar charts and tables provide some illustration of the risks of investing in the Selling Fund by showing, respectively:

•	how the Selling Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how the Selling Fund’s average annual total returns compare to certain measures of market performance shown in the table.

The Buying Fund has been newly formed and will not commence investment operations until the Reorganization closes. Therefore, no performance or average annual total returns information is provided for the Buying Fund. The Buying Fund has an investment objective and principal investment strategies substantially identical to the investment objective and principal investment strategies of the Selling Fund; however, no assurance can be given that the Buying Fund will achieve any particular level of performance after the Reorganization. Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class Z share information is shown in the bar chart for the Selling Fund.

Tables. The tables below show total returns (after applicable sales charges as shown in the Shareholder Fees section of this Proxy Statement/Prospectus) from investments in the indicated classes of shares of the Selling Fund. The returns shown are compared to broad measures of market performance shown for the same periods.

The inception date of the Selling Fund’s Class Z shares is May 18, 2005. The returns shown for the remaining share classes in the table below begin before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Selling Fund’s Class Z shares (adjusted to reflect the higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.

After-Tax Returns

The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class Z shares and will vary for other share classes.

The bar chart shows the performance of the Fund’s Class Z shares as of December 31.

The highest calendar quarter total return for Class Z Shares of the Fund was 19.10% for the quarter ended December 31, 2012 and the lowest calendar quarter total return was -40.08% for the quarter ended December 31, 2008. The Fund’s year-to-date total return for Class Z Shares through December 31, 2016 was 30.90%.

Average Annual Total Returns

(For the periods ended December 31, 2016)

	1 Year	5 Years	10 Years	Since Inception
Class Z (inception 5/18/05)
Return Before Taxes	30.90%	9.72%	4.35%	6.66%
Return After Taxes on Distributions	24.11%	7.49%	-0.29%	2.26%
Return After Taxes on Distributions and Sale of Fund Shares	17.12%	6.54%	1.31%	3.31%
Return Before Taxes
Class A (inception 5/18/05)	25.91%	8.78%	3.90%	6.27%
Class C (inception 5/18/05)	28.61%	9.20%	4.10%	6.44%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	9.88%	5.35%	4.33%	4.69%
HFRX Fixed Income - Corporate Index (reflects no deduction for fees, expenses or taxes)	6.08%	5.15%	3.62%	4.41%

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Reorganization

The Board of each Fund has approved the Agreement. While shareholders are encouraged to review the Agreement, which is included as Exhibit A to this Proxy Statement/Prospectus and is included as an exhibit to the registration statement of which this Proxy Statement/Prospectus is a part, the following is a summary of the material terms of the Agreement:

•	The Reorganization is expected to occur before the end of the first quarter of 2017, subject to approval by Selling Fund shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, the Reorganization may happen at any time agreed to by the Selling Fund and the Buying Fund.

•	The Selling Fund will transfer all of its net assets to the Buying Fund and, in exchange, the Buying Fund will assume all the Selling Fund’s liabilities and will issue Reorganization Shares to the Selling Fund. The value of the Selling Fund’s net assets, as well as the number of Reorganization Shares to be issued to the Selling Fund, will be determined in accordance with the Selling Fund’s valuation procedures (the Funds have identical valuation procedures). The Reorganization Shares will have an aggregate NAV on the business day immediately preceding the closing of the Reorganization equal to the value of the net assets received from the Selling Fund, less the liabilities assumed by the Buying Fund in the transaction. The Reorganization Shares will immediately be distributed to Selling Fund shareholders in proportion to their holdings of shares of the Selling Fund, in liquidation of the Selling Fund. As a result, shareholders of the Selling Fund will become shareholders of the Buying Fund. No shareholders of the Selling Fund will pay any sales charge in connection with its Reorganization.

•	The NAV of the Selling Fund and the Buying Fund will be computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the closing date of the Reorganization.

Conditions to Closing The Reorganization

The completion of the Reorganization is subject to certain conditions described in the Agreement, including (but not limited to):

•	The Selling Fund will have declared and paid one or more dividends that, together with all previous dividends, will distribute all of the Selling Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, to the shareholders of the Selling Fund for the taxable period beginning on July 1, 2016 and ending on the closing date of the Reorganization, and for prior tax years to the extent such dividends are eligible to be treated as paid in respect of such prior tax years.

The Selling Fund and the Buying Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•	A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•	The shareholders of the Selling Fund will have approved the Agreement by the requisite vote.

•	The Selling Fund and the Buying Fund will have received an opinion of tax counsel to the effect that, as described in more detail in the section entitled “Tax Status of the Reorganization,” the shareholders of the Selling Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Selling Fund shares for the Reorganization Shares of the Buying Fund in connection with the Reorganization and the Selling Fund generally will not recognize gain or loss as a direct result of the Reorganization.

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated and abandoned with respect to the Reorganization by mutual agreement of the Selling Fund and the Buying Fund at any time prior to the closing date thereof, or by either the Selling Fund or the Buying Fund in the event of a material breach of the Agreement by the other Fund or a failure of any condition precedent to the terminating Fund’s obligations under the Agreement, among other events. In the event of a termination, Highland and/or NexPoint will bear all costs associated with the Reorganization.

Tax Status of the Reorganization

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, the Selling Fund and the Buying Fund will receive an opinion from Ropes & Gray LLP (which opinion will be subject to certain qualifications) substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, generally for U.S. federal income tax purposes:

•	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Selling Fund and the Buying Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

•	Under Sections 361 and 357 of the Code, the Selling Fund will not recognize gain or loss upon the transfer of all of its assets to the Buying Fund in exchange for Reorganization Shares and the assumption by the Buying Fund of all of the liabilities of the Selling Fund, or upon the distribution of the Reorganization Shares by the Selling Fund to its shareholders in liquidation, except for, as applicable, (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the reorganization (1) as a result of the closing of the tax year of Target Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

•	Under Section 354 of the Code, the shareholders of the Selling Fund will not recognize gain or loss upon the exchange of their Selling Fund shares for Reorganization Shares.

•	Under Section 358 of the Code, the aggregate tax basis of Reorganization Shares that a Selling Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor.

•	Under Section 1223(1) of the Code, a Selling Fund shareholder’s holding period for the Reorganization Shares received in the Reorganization will include the shareholder’s holding period for the Selling Fund shares exchanged therefor, provided the shareholder held such Selling Fund shares as capital assets.

•	Under Section 1032 of the Code, the Buying Fund will not recognize gain or loss upon the receipt of assets of the Selling Fund in exchange for Reorganization Shares and the assumption by the Buying Fund of all of the liabilities of the Selling Fund.

•	Under Section 362(b) of the Code, the Buying Fund’s tax basis in the assets of the Selling Fund transferred to the Buying Fund in the Reorganization will be the same as the Selling Fund’s tax basis in such assets immediately prior to the Reorganization, adjusted for any gain or loss required to be recognized as described in the second bullet.

•	Under Section 1223(2) of the Code, the Buying Fund’s holding periods in the assets received from the Selling Fund in the Reorganization, other than any asset with respect to which gain or loss is required to be recognized as described in the second bullet, will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Selling Fund.

•	The Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by the officers of the Selling Fund and the Buying Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service (the “IRS”) or a court could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Selling Fund would recognize a taxable gain or loss for federal income tax purposes equal to the difference between its tax basis in its

Selling Fund shares and the fair market value of the Reorganization Shares it received. Shareholders of the Selling Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. In the event that shareholder approval for the Reorganization is not obtained, the Selling Fund will continue to be managed under its current investment strategy as an open-end fund.

The Reorganization may end the tax year of the Selling Fund, and will potentially accelerate distributions to shareholders from the Selling Fund for its taxable period beginning July 1, 2016 and ending on the date of the Reorganization. Any such distributions will be taxable and will include any undistributed capital gains resulting from portfolio turnover prior to the Reorganization. As of the date of this Proxy Statement/Prospectus, the Selling Fund does not expect to make any accelerated distributions as a result of the Reorganization.

Prior to the closing of the Reorganization, the Selling Fund will declare a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. These distributions will be taxable to shareholders, and such distributions by the Selling Fund will include any distributable, but undistributed, capital gains resulting from portfolio turnover prior to the Reorganization.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited following the Reorganization. First, a Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses cannot be used to offset gains in another Fund that are unrealized (“built in”) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Selling Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the gains of the Buying Fund for the taxable year of the Reorganization that is equal to the portion of the Buying Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). In addition, any pre-acquisition losses of the Selling Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the combined Fund after the Reorganization and thus may potentially reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Selling Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. Therefore, in certain circumstances, shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

The realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case absent the Reorganization. The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely prior to the Reorganization. As of the date of this Proxy Statement/Prospectus, the Selling Fund does not expect that the Selling Fund’s tax characteristics described above will change as a direct result of the Reorganization.

The following paragraphs provide a brief summary of the tax effect of the Reorganization assuming the Reorganization occurred on August 31, 2016. As noted above, the tax effect of the Reorganization depends on each Fund’s relative tax situation at the time of the Reorganization, which situation will be different than the tax situation on August 31, 2016 and cannot be calculated precisely prior to the Reorganization. Portfolio turnover in a Fund, market fluctuations, redemption activity or changes in the tax laws could cause the actual tax effect of the Reorganization to differ substantially from that described below. For purposes of the following discussion, a Fund’s “net realized losses” consist of its capital loss carryforwards plus year-to-date net realized losses or net of year-to-date net realized gains, in each case as of August 31, 2016.

As of August 31, 2016, the Selling Fund had roughly $10.8 million net realized losses, including roughly $8 million year-to-date net realized losses, and net unrealized losses equal to roughly 31% of net assets. The Buying Fund had no year-to-date net realized gains or losses, no net unrealized gains or losses and no capital loss carryforwards. Any pre-acquisition losses of the Selling Fund (whether realized or unrealized) remaining after the operation of any limitation rules described above will potentially be available to offset capital gains realized after the Reorganization. After the Reorganization, such losses may be spread among a potentially broader group of shareholders, such that the benefit of those losses to Selling Fund shareholders may be further reduced. Additionally, as a result of the Reorganization, the expiration of Selling Fund’s capital loss carryforwards may be accelerated, increasing the likelihood that such losses will expire unused.

Reasons for the Proposed Reorganization and Board Deliberations

The Reorganization was reviewed by the Board of the Selling Fund, with the advice and assistance of Fund counsel and independent legal counsel to the Board. At a special telephonic meeting in October 2016, the Board considered the Reorganization, as proposed by Highland. In connection with the Board meeting, Highland and NexPoint provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, including responses to specific requests by the Board, and responded to questions raised by the Board at that meeting. In addition, the Board’s Distribution Oversight Sub-Committee met separately, with independent legal counsel, to consider the implications of the differences between an open-end fund and an interval fund with respect to the Selling Fund shareholders. The Board’s Alternatives Oversight Sub-Committee also met separately, with independent legal counsel, to consider the Adviser’s capabilities in managing the strategy in an interval fund structure.

After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, the Board, including the Board members who are not “interested persons” (as defined in the 1940 Act) of the Selling Fund (collectively, the “Independent Board Members”) thereof, unanimously approved the Reorganization of the Selling Fund into the Buying Fund. The Board, including Independent Board Members thereof, also unanimously determined that participation by the Selling Fund in its Reorganization was in the best interests of the Selling Fund and that the interests of existing shareholders of the Selling Fund would not be diluted as a result of the Reorganization.

The general factors considered by the Board in assessing and approving the Reorganization included, among others, in no order of priority:

1.	Highland’s belief that the structural transition from an open-end fund to a closed-end interval fund will benefit shareholders by eliminating the need for the Selling Fund to hold significant cash reserves and liquid securities on a daily basis in order to meet liquidity requirements particular to an open-end fund and to accommodate daily shareholder redemptions. The Buying Fund will seek to maintain liquid securities or cash sufficient to meet quarterly repurchase requirements. Further, the interval fund structure will enable the portfolio managers to better capitalize on the investment opportunities, including through greater use of leverage and illiquid securities;

2.	various potential benefits of the Reorganization to the shareholders of the Selling Fund, as described in more detail in the section entitled “Interval Fund Structure” below;

3.	that the investment objectives and principal investment strategies of the Selling Fund and the Buying Fund are substantially identical;

4.

the operating expenses that shareholders of each class of shares of the Selling Fund and Buying Fund are expected to experience as shareholders of the Buying Fund after the Reorganization relative to the operating expenses currently borne by such shareholders, including that, on a net basis, such expenses are not expected to increase as a result of the Reorganization and that, although the gross advisory fee and expenses borne by Selling Fund shareholders are expected to increase as a result of the Reorganization, the Buying Fund will be subject to an expense limitation agreement that will limit the Buying Fund’s total annual operating expenses (exclusive of the Excluded Expenses)) to 0.90% of the Buying Fund’s average daily net assets through at least the later of February 28, 2018 or one year following the close of the Reorganization (the “Expense Limitation”). Under the expense limitation agreement, NexPoint may recoup amounts waived and/or reimbursed with respect to the Buying Fund within three years of the date on which such amounts were waived or reimbursed, provided the Buying Fund’s total annual operating expenses, including such recoupment, do not exceed the lesser of the Expense Limitation at the time of the original waiver or expense reimbursement and the Expense Limitation at the time of recoupment. After giving effect to this Expense Limitation, the Buying Fund’s net expenses are expected to be equal to or lower than those of the Selling Fund for that one-year period, but may be higher following the one-year period, as the expense limitation agreement will expire on the later of February 28, 2018 or one year following the close of the Reorganization, and NexPoint may, but is under no obligation to renew such agreement after its expiration. (see “Fees and Expenses”);

5.	the portfolio management team expected to be responsible for the combined Fund and the historical performance of the Selling Fund, recognizing that no assurances can be given that the Buying Fund will achieve any particular level of performance after the Reorganization;

6.	the likelihood that the Selling Fund would achieve and/or maintain sufficient size to ensure its continued economic viability absent the Reorganization, and the Buying Fund’s relative prospects for attracting additional assets after the Reorganization;

7.	the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization (see “Tax Status of the Reorganizations”);

8.	the potential benefits of the Reorganization to Highland, NexPoint and their affiliates, including any fall-out benefits;

9.	that current shareholders of the Selling Fund will not, as shareholders of the Buying Fund after the Reorganization, have the ability to redeem their shares on a daily basis, but rather will be able to sell their shares back to the Buying Fund at NAV (less any repurchase fee) on a quarterly basis. Although the Buying Fund does not currently charge a repurchase fee, it is authorized to charge a repurchase fee of up to 2% of the proceeds of a shareholder’s repurchase, which the Buying Fund would retain to help offset de minimis estimated costs related to the repurchase. The Buying Fund has adopted a fundamental policy to make quarterly repurchase offers at NAV (less any repurchase fee), of no less than 5% of the shares outstanding, though there is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer;

10.	brokerage costs resulting from the Reorganization (e.g., the Selling Fund’s turnover associated with and resulting from the sale of any securities the Buying Fund cannot, or does not wish to, acquire);

11.

that the direct costs associated with the Reorganization will be borne by Highland and/or NexPoint. Although the gross advisory fee and expenses borne by Selling Fund shareholders will increase as a result of the Reorganization, the Buying Fund will be subject to an expense limitation agreement with NexPoint that will limit the Buying Fund’s total annual operating expenses (exclusive of the Excluded Expenses) to 0.90% of the Buying Fund’s average daily net assets through at least the later of February 28, 2018 or one year following the close of the Reorganization (the “Expense Limitation”). Under the expense limitation agreement, NexPoint may recoup amounts waived and/or reimbursed with respect to the Buying Fund within three years of the date on which such amounts were waived or reimbursed, provided the Buying Fund’s total annual operating expenses, including such recoupment, do not exceed the lesser of the Expense Limitation at the time of the original waiver or expense reimbursement and the Expense Limitation at the time of recoupment. After giving effect to this Expense Limitation, the Buying Fund’s net expenses are expected to be equal to or lower than those of the Selling Fund for that one-year period, but may be higher following the one-year period, as the expense limitation agreement will expire on the later of February 28, 2018 or one year following the close of the Reorganization, and NexPoint may, but is under no obligation to renew such agreement after its expiration, as described in detail in the Proxy Statement/Prospectus under “Reorganization Proposals – Summary – Fees and Expenses;” and

12.	Highland’s and NexPoint’s representation that the Reorganization is not expected to result in the diminution in the level or quality of services that the Selling Fund shareholders currently receive, and information provided to support such representation.

In their deliberations, the Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. Certain factors that the Board considered are described in greater detail below:

CONTINUITY OF INVESTMENT. The Board took into account the fact that the Selling Fund and the Buying Fund have substantially identical principal investment strategies.

INTERVAL FUND STRUCTURE. The Board considered Highland’s belief that the Selling Fund’s shareholders would benefit from the opportunity to pursue a substantially identical investment strategy by investing in a Fund that uses an interval fund structure, rather than a traditional open-end fund structure, as is currently utilized by the Selling Fund.

An interval fund is a type of registered investment company that like closed-end funds, has the ability to utilize leverage and invest in illiquid securities to a greater extent than an open-end fund and does not need to maintain significant cash reserves on a daily basis in order to meet the liquidity requirements to which an open-end fund is subject. However, unlike a traditional closed-end fund, where fund shares trade primarily on secondary markets and can only be redeemed directly from the fund under limited circumstances, an interval fund is generally required to offer its shareholders the opportunity to redeem their shares at the fund’s NAV per share (less any repurchase fee) at periodic intervals of three, six or twelve months. Although the Buying Fund may charge a repurchase fee of up to 2% of the proceeds of a shareholder’s repurchase, NexPoint represented to the Board that the Buying Fund does not currently intend to charge a repurchase fee, therefore, such repurchase fee was not a material factor in the Board’s consideration of the merger. Additionally, Buying Fund shares will not be traded on any exchange and it is not anticipated that any secondary market for the Buying Fund’s shares will develop.

The Board took into account Highland’s belief that the transition from an open-end to an interval fund structure will benefit Selling Fund shareholders by eliminating the need for their Fund to hold significant cash reserves on a daily basis in order to meet liquidity demands and will enable the portfolio managers to invest a greater proportion of the Fund’s assets and better capitalize on the investment opportunities available to their Fund, including greater use of illiquid securities. The Board also considered Highland’s belief that there is a greater opportunity to grow the Selling Fund’s assets in an interval fund structure as opposed to the current open-end fund structure, which could potentially result in additional benefits to shareholders such as economies of scale and a lower expense ratio.

TAX CONSEQUENCES. The Board considered the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization.

Board Recommendation and Required Vote

The Board unanimously recommends that shareholders of that Selling Fund approve the proposed Agreement.

With respect to the Selling Fund, affirmative vote of the holders of the lesser of (1) 67% or more of the Selling Fund’s voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Selling Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Selling Fund is required to approve the Agreement. If the Agreement is not approved, the Board will consider what further action should be taken, if any, with respect to the Selling Fund.

If shareholders approve the Agreement, it is anticipated that the Reorganization would occur before the end of the first quarter of 2017.

SECTION B — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting. Shareholders of record of the Selling Fund on December 9, 2016 (the “Record Date”) are entitled to vote at the Meeting. With respect to the Reorganization, each full share of the Selling Fund is entitled to one vote and each fractional share is entitled to a vote equal to its fraction of a full share. All share classes of the Selling Fund will vote together as one class on the Reorganization. The total number of shares of each class of the Selling Fund outstanding as of the close of business on the Record Date, and the total number of votes to which shareholders of such class are entitled at the Meeting, are set forth below.

	Class A	Class C	Class Z
Shares Outstanding	1,983,882.9470	194,836.5040	16,663,997.8550
Total Votes to which Entitled	1,983,882.9470	194,836.5040	16,663,997.8550

Quorum and Methods of Tabulation. A quorum is required for shareholders of the Selling Fund to take action at the Meeting. One third of the outstanding shares of the Selling Fund, present at the Meeting in person or by proxy, constitutes a quorum.

All shares represented at the Meeting in person or by proxy will be counted for purposes of establishing a quorum. Shares represented by properly executed proxies with respect to which (i) a vote is withheld, (ii) the shareholder abstains or (iii) a broker does not vote (i.e., “broker non-votes”) will be treated as shares that are present and entitled to vote for purposes of determining a Quorum. Assuming the presence of a Quorum, abstentions and “broker non-votes” will have the effect of a vote against the Proposal.

If your shares are held in an IRA account, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Shareholder Proxies. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the Proposal. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Selling Fund a subsequently dated proxy, (2) deliver to the Selling Fund a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

If you intend to vote in person at the Meeting, please call (800) 676-7437 to obtain important information regarding your attendance at the Meeting, including directions.

It is important that proxies be returned promptly. Therefore, whether or not you expect to attend the Meeting in person, you are urged to fill in, sign and return the proxy in the enclosed stamped, self-addressed envelope.

Delivery Requirements

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials (“Notice”) addressed to those shareholders or by sending separate Notices for each household account in a single envelope. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Selling Fund and some brokers household proxy materials or Notices, delivering a single proxy statement or Notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from a broker or the Selling Fund that they will be householding materials to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes consent.

We will deliver promptly, upon request, a separate copy of any of these documents to shareholders at a shared address to which a single copy of such document(s) was delivered. Shareholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to the Selling Fund c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201 or calling the Selling Fund at (800) 676-7437.

Communications with Trustees

Shareholders of the Fund who wish to communicate with the Selling Fund’s Trustees (or to the Independent Trustees as a group) should send communications to the attention of the Secretary of the Fund, c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201, and all communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to all Trustees.

Solicitation of Proxies. In addition to soliciting proxies by mail, the Selling Fund’s officers and employees of the Highland may solicit proxies by web, by telephone or in person. Copies of the notice for the Meeting, this Proxy Statement/Prospectus and the form of proxy are available at highlandfunds.com. The Fund has engaged AST Fund Solutions, LLC at 48 Wall Street New York, NY 10005 for inquiries, to provide shareholder meeting services, including the distribution of this Proxy Statement/Prospectus and related materials to shareholders as well as assisting the Selling Fund in soliciting proxies for the Meeting at an approximate cost of $12,000. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement/Prospectus and its enclosures will be paid by Highland.

Dissenters’ Right of Appraisal. Shareholders of the Selling Fund have no appraisal or dissenters’ rights.

Other Business. The Board does not know of any matters to be presented at the Meeting other than the Reorganization. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment or postponement will require the affirmative vote of a majority of those shares that are represented at the Annual Meeting in person or by proxy, whether or not a quorum is present.

The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the proposals described herein. Any proposal for which sufficient favorable votes have been received may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

SECTION C — CAPITALIZATION, OWNERSHIP OF FUND SHARES AND FINANCIAL HIGHLIGHTS

This section contains the following information about the Buying Fund and the Selling Fund (all information is shown for the most recently ended fiscal year unless otherwise noted):

Table	Content
C-1	Current and pro forma capitalization of the Selling Fund and the Buying Fund
C-2	Current and pro forma ownership of shares of the Selling Fund and the Buying Fund
C-3	Financial highlights of the Buying Fund

The Funds’ Investment Adviser and Distributor. Highland Capital Management Fund Advisors, L.P. (“Highland”), 200 Crescent Court, Suite 700, Dallas, Texas 75201, serves as investment adviser to the Selling Fund. Highland Capital Funds Distributor, Inc. (the “Underwriter”), 200 Crescent Court, Suite 700, Dallas, Texas 75201 serves as the Selling Fund’s distributor.

NexPoint Advisors, L.P. (“NexPoint”), 300 Crescent Court, Suite 700, Dallas, Texas 75201, serves as the investment adviser to the Buying Fund. Highland Capital Funds Distributor, Inc., 200 Crescent Court, Suite 700, Dallas, Texas 75201, serves as the Buying Fund’s distributor.

Capitalization of the Selling Fund and the Buying Fund

The following table shows the capitalization as of October 7, 2016 for the Selling Fund, and the Buying Fund’s pro forma capitalization as of October 7, 2016 after giving effect to the acquisition of the assets and liabilities of the Selling Fund at NAV as of that date. The pro forma capitalization information assumes that the Reorganization was consummated on October 7, 2016 and is for information purposes only. No assurance can be given as to how many shares of the Buying Fund will be received by the shareholders of the Selling Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Buying Fund that actually will be received on or after such date.

Table C-1. Current and Pro Forma Capitalization of the Selling Fund and the Buying Fund

	Selling Fund	Buying Fund	Pro Forma Adjustments	Buying Fund (Pro Forma)
Class A
Net asset value	$7,263,356	—	—	$7,263,356
Shares outstanding	1,836,411	—	(1,473,243)	363,168
Net asset value per share	$3.96	—	$20.00	$20.00
Class C
Net asset value	$393,077	—	—	$393,077
Shares outstanding	98,900	—	(79,246)	19,654
Net asset value per share	$3.97	—	$20.00	$20.00
Class Z
Net asset value	$58,841,422	$100,997	—	$58,841,422
Shares outstanding	14,963,659	5,050	(12,026,638)	2,942,071
Net asset value per share	$3.93	$20.00	$20.00	$20.00

Ownership of Selling Fund and Buying Fund Shares

The following table provides information on each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of the Selling Fund and the Buying Fund as of December 9, 2016 (the “Record

Date”) because it owns, directly or indirectly, of record more than 25% of the outstanding shares of the Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders. As of the date of this Proxy Statement/Prospectus, Highland Capital Management, L.P. is the sole shareholder of the Buying Fund.

Fund	Shareholder Account Registration	Percentage of Fund	Percentage of Fund following Reorganization
Selling Fund

Class A	CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	58.45%	58.45%

Class C	CETERA INVESTMENT SVCS (FBO) YU ZHAO 3VX-02242-16 13006 NE 3RD PL BELLEVUE WA 98005-3320	35.40%	35.40%

Class Z	CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	63.77%	63.77%

Buying Fund	HIGHLAND CAPITAL MANAGEMENT, LP 300 CRESCENT CT #700 DALLAS, TX 75201	100%	6.92%

The following table provides information on shareholders who owned of record or, to the knowledge of the Fund, beneficially, more than 5% of any class of the Selling Fund’s or the Buying Fund’s outstanding shares as of December 9, 2016. As of the date of this Proxy Statement/Prospectus, Highland Capital Management, L.P. is the sole shareholder of the Buying Fund. As of the Record Date, the officers and trustees of the Selling Fund, as a group, owned less than 1% of the outstanding shares of each class of the Selling Fund. As of the Record Date, the trustees and officers beneficially owned approximately 100% of the Buying Funds’s outstanding shares. James Dondero, the Buying Fund’s President and Principal Executive Officer, controls Highland Capital Management, L.P. (“HCM”). Through his control of HCM, Mr. Dondero may be viewed as having voting and dispositive power over all of the shares of the Buying Fund’s common stock directly owned by HCM.

Table C-2. Current and Pro Forma Ownership of Selling Fund and Buying Fund Shares

Fund	5% Owner	Percentage of shares held	Percentage of shares held following Reorganization
Selling Fund

Class A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	13.01%	13.01%

	CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	58.45%	58.45%

Class C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	14.76%	14.76%

	COR CLEARING LLC A/C 6666-4376 1200 LANDMARK CTR STE 800 OMAHA NE 68102-1916	5.56%	5.56%

	COR CLEARING LLC A/C 2896-0594 1200 LANDMARK CTR STE 800 OMAHA NE 68102-1916	6.86%	6.86%

	TD AMERITRADE FBO WANDA WILLIAMS ROLLOVER IRA TD AMERITRADE CLEARING CUSTODIAN 1507 COVENTRY CT COPPELL TX 75019-3789	6.33%	6.33%

	CETERA INVESTMENT SVCS (FBO) YU ZHAO 3VX-02242-16 13006 NE 3RD PL BELLEVUE WA 98005-3320	35.40%	35.40%

Class Z	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLR JERSEY CITY NJ 07310-2010	12.16%	12.14%

	CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	63.77%	63.64%

Fund	5% Owner	Percentage of shares held	Percentage of shares held following Reorganization
	JEFFERIES LLC. 431-00932-26 101 HUDSON STREET 11TH FLOOR JERSEY CITY NJ 07302-3915	6.93%	6.92%

Buying Fund	HIGHLAND CAPITAL MANAGEMENT, LP 300 CRESCENT CT #700 DALLAS, TX 75201	100%	6.92%

Table C-3. Financial Highlights of Buying Fund

The Buying Fund has not yet commenced investment operations and as a result audited financial highlights are not available for the Buying Fund.

Section D

Costs of the Reorganization

All costs of the Reorganization, including, but not limited to, fees paid to governmental authorities for the registration or qualification of the Buying Fund shares to be issued in the Reorganization and all transfer agency costs related to such shares, all fees and expenses related to printing and mailing communications to Selling Fund shareholders and all of the other expenses of the Reorganization including, without limitation, accounting, legal and custodial expenses, will be borne by Highland and/or NexPoint. Although the gross advisory fee and expenses borne by Selling Fund shareholders will increase as a result of the Reorganization, the Buying Fund will be subject to an expense limitation agreement with NexPoint that will limit the Buying Fund’s total annual operating expenses (exclusive of distribution fees, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, taxes, litigation expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) to 0.90% of the Buying Fund’s average daily net assets through at least the later of February 28, 2018 or one year following the close of the Reorganization (the “Expense Limitation”). Under the expense limitation agreement, NexPoint may recoup amounts waived and/or reimbursed with respect to the Buying Fund within three years of the date on which such amounts were waived or reimbursed, provided the Buying Fund’s total annual operating expenses, including such recoupment, do not exceed the lesser of the Expense Limitation at the time of the original waiver or expense reimbursement and the Expense Limitation at the time of recoupment. After giving effect to this Expense Limitation, the Buying Fund’s net expenses are expected to be equal to or lower than those of the Selling Fund for that one-year period, but may be higher following the one-year period, as the expense limitation agreement will expire on the later of February 28, 2018 or one year following the close of the Reorganization, and NexPoint may, but is under no obligation to renew such agreement after its expiration, as described in detail in the Proxy Statement/Prospectus under “Reorganization Proposals—Summary—Fees and Expenses.”

Should the Reorganization fail to occur, Highland or NexPoint will bear all costs associated with the Reorganization.

Based on the operating expense ratios shown in the Fees and Expenses section above for the Buying Fund, it is projected that the expenses of the Selling Fund will not increase after the Reorganization.

Section E

Investment Strategies and Risks of the Buying Fund1

Investment Objective and Policies

Investment Objective. The Fund’s investment objective is to seek high total returns while attempting to minimize losses. There can be no assurance that the Fund will achieve this objective. The Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change in this investment objective.

Investment Strategy. The Fund seeks to achieve its investment objective by investing at least 80% of the value of its total assets (net assets plus any borrowings for investment purposes) under normal circumstances in credit instruments (the “80% Policy”). This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Credit instruments include:

•	secured and unsecured floating and fixed rate loans;

•	bonds;

•	debt obligations of stressed, distressed and bankrupt issuers; and

•	mortgage-backed and other asset-backed securities and collateralized debt obligations such as collateralized loan obligations (“CLOs”), convertible bonds or preferred stock, and master limited partnerships (“MLPs”).

Because the Fund held no securities as of the date of the Reorganization, the Fund will treat securities it receives in connection with the Reorganization as having been acquired as of the time such securities were purchased by the Selling Fund (which will be the survivor of the Reorganization for accounting purposes) in applying its compliance policies and procedures (including the Buying Fund’s policy of investing at least 80% of the value of its total assets under normal circumstances in credit instruments).

In making these investments, the Adviser, will seek to purchase instruments that the Adviser believes are undervalued or are generally out of favor with investors and have the potential to grow intrinsic value per share. For purposes of satisfying the 80% Policy, the Fund may invest in derivative instruments that have economic characteristics similar to such credit instruments.

The Fund’s investment strategy utilizes analytical models to evaluate the assets of various companies in an attempt to isolate those assets with the greatest potential for capital appreciation. The Adviser intends to follow a flexible approach in order to place the Fund in the best position to capitalize on opportunities in the financial markets. Subject only to this general guideline, the Adviser has broad discretion to allocate the Fund’s assets among these instruments and to change allocations as conditions warrant. The Adviser considers various quantitative and qualitative factors relating to the domestic and foreign securities markets and economies when making asset allocation and security selection decisions. While the Adviser will continuously evaluate these factors, material shifts in the Fund’s asset class exposures will typically take place over longer periods of time. The Adviser has the flexibility to change the Fund’s asset allocation based on its ongoing analysis of the equity, fixed income and alternative asset markets.

The Fund may invest without limitation in securities of U.S. issuers and in securities of non-U.S. issuers, including investments in the securities of so-called emerging or developing market issuers. Such investments may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. The Fund may invest in securities issued by other investment companies, including ETFs.

Within the categories of obligations and securities in which the Fund invests, the Adviser employs various trading strategies, including capital structure arbitrage. Capital structure arbitrage is a strategy in which the Fund

[1]	Hereinafter, the “Fund”.

seeks opportunities created by mispricing in different markets of various instruments issued by one corporation. There is no limitation on the amount of securities rated below investment grade, which are commonly referred to as “junk securities,” that the Fund may purchase. The Fund may invest without limit in junk securities of any rating, and in unrated securities of comparable quality. Junk securities are subject to greater risk of loss of principal and interest and may be less liquid than investment grade securities. There can be no assurance that the Fund’s investment objective will be achieved.

As part of its investment program, the Fund may invest, from time to time, in debt or synthetic instruments that are sold in direct private placement transactions between their issuers and their purchasers and that are neither listed on an exchange, nor traded over the counter. The Fund may also receive equity or equity-related securities from time to time in connection with a workout transaction. Such equity-related securities may be unregistered and/or restricted.

The Fund may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, non-physical commodities and/or currencies, as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Adviser to be in the best interest of the Fund, and to the extent permitted by the 1940 Act, to hedge various instruments for risk management and speculative purposes.

From time to time, the Fund may also invest a portion of the Fund’s assets in short-term U.S. Government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations, to enable the Fund to make investments quickly and to serve as collateral with respect to certain of its investments. A greater percentage of Fund assets may be invested in such obligations if the Adviser believes that a defensive position is appropriate because of expected economic or business conditions or the outlook for securities prices. From time to time, cash positions may be placed in one or more money-market funds or cash and cash equivalents may be used as defensive instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

The Fund may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the Fund may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in its portfolio; (ii) purchase call options or put options, (iii) sell call options or put options and (iv) sell securities short.

In addition, the Fund may invest up to 20% of its total assets in a wide array of securities that do not fall under the 80% Policy, including, but not limited to, opportunistic investments, public and private equities, and derivative products. Such investments will not count toward the Fund’s 80% Policy.

The Fund’s investments in companies that rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act (“private funds”), such as hedge funds, will be limited to no more than 15% of the Fund’s total net assets. This limitation does not apply to any collateralized loan obligations (“CLOs”), certain of which may rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act.

Leverage. The Fund may use leverage up to 33.33% of the Fund’s total assets as permitted by the 1940 Act. The Fund may issue preferred shares, borrow money and issue debt securities (collectively, “traditional leverage”). The Fund is permitted to obtain traditional leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. Although it has no current intention to do so, the Fund may also issue preferred shares of beneficial interest in an aggregate amount of up to 33.33% of the Fund’s total assets immediately after such issuance. If the Fund uses traditional leverage, the amount of fees paid to the Adviser for its services will be higher than if the

Fund does not use traditional leverage, because the fees paid are calculated based on total assets, which includes assets purchased with leverage. Therefore, the Adviser has a financial incentive to use traditional leverage, which creates a conflict of interest between the Adviser and common shareholders, as only the common shareholders would bear the fees and expenses incurred through the Fund’s use of traditional leverage, including the issuance of Preferred Shares, if any. The Fund’s willingness to use traditional leverage, and the extent to which traditional leverage is used at any time, will depend on many factors. See “Fund Expenses.”

In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, forward contracts, securities lending, short sales, and other derivative transactions, that have similar effects as leverage (collectively, “effective leverage”). To the extent the Fund uses effective leverage, such transactions will be included in calculating the aggregate amount of leverage for purposes of the Fund’s 33.33% leverage limitation, provided that effective leverage incurred through the use of covered calls will not be counted toward the Fund’s 33.33% leverage limitation. The Fund may obtain effective leverage through the use of forward foreign currency exchange contracts, futures contracts, call and put options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps), forward contracts, loans of portfolio securities, short sales, when-issued, delayed delivery or forward commitment transactions and other derivative instruments. The Fund may use effective leverage opportunistically, though not at all times, and may choose to increase or decrease its effective leverage, or use different types or combinations of leveraging instruments, based on the Adviser’s assessment of market conditions, the investment environment and the costs that the Fund would incur as a result of such effective leverage. There is no assurance that the Fund will utilize any form or combination of effective leverage.

The Fund’s use of leverage is subject to risks and will cause the Fund’s NAV to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its shares. There is no assurance that the Fund’s leveraging strategies, if employed, will be successful. See “Risk Factors—Leverage Risk.”

Policies. The Fund’s 80% Policy with respect to investments in credit instruments is not fundamental and may be changed by the Board without shareholder approval. However, shareholders will be given at least 60 days’ notice prior to any change in the 80% Policy. The Fund concentrates investments in credit instruments, meaning that, under normal circumstances, it invests 25% or more of its total assets in credit instruments. This policy is fundamental and may not be changed by the Board without shareholder approval. The Fund’s SAI contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Objective and Policies.”

Investment Selection, Diversification and Criteria Used in Selecting Investments

Investment Selection. The Fund’s assets will be primarily public and private debt and equity investments. The Adviser will source investments through its public and private market research and exposure, third-party brokerages, current partners and financing intermediaries. There can be no assurance that any or all of the Fund’s investment strategies will be successful.

Strong Competitive Position in Industry. The Adviser will seek to invest in companies that have developed good market positions within their respective markets and are well-positioned to capitalize on growth opportunities. The Adviser will seek companies that demonstrate significant competitive advantages, which should help to protect their market position and profitability, as compared to their competitors.

Exit Strategy. The Adviser will seek to invest in companies that it believes will provide a steady stream of cash flow to repay loans and/or build equity value. With respect to their loans and debt securities, the Adviser expects that such internally-generated cash flow, leading to the payment of interest on, and the repayment of the principal of, debt will be a key means by which the Fund will exit these investments over time. In addition, the Adviser will also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

Value Orientation/Positive Cash Flow. The Adviser’s investment philosophy will place a premium on fundamental analysis from an investor’s perspective and will have a distinct value orientation. The Adviser will focus on companies in which the Fund can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis.

Financing Strategy. The Fund may incur leverage as part of its investment strategy. The Adviser may elect for the Fund to obtain one or more credit facilities with financial institutions, which may be secured by the Fund’s investments. The intent of these borrowings will be to generate positive returns in excess of the costs associated with such borrowings. In addition, or alternatively, the Adviser may seek to leverage investments on a case-by-case basis. The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the asset coverage requirement of the 1940 Act. The Fund also may borrow money to satisfy repurchase requests from Fund shareholders and to otherwise provide the Fund with temporary liquidity. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. The securities of financially troubled or distressed companies may also employ leverage in addition to the leverage employed at the Fund.

Diversification of Asset Managers. On occasion, the Fund may identify and invest side-by-side with one or more unaffiliated asset managers in investment opportunities sourced by such manager. Using information generally available to investors, the Adviser will evaluate asset managers based on their experience, track record, current portfolios, and ability to weather economic cycles by employing effective risk management and mitigation strategies.

Other Information Regarding Investment Strategy. The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, consisting of money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio manager are subjective.

The Fund has no intent to use leverage through the issuance of preferred shares during the next twelve months. However, the Board may decide to issue preferred shares, subject to the asset coverage requirements of the 1940 Act, which generally require that a Fund have asset coverage of at least 300% of the issue size. The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares, as permitted under the 1940 Act. In addition, the Fund may be deemed to incur economic leverage embedded in instruments in which it may invest.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. The Fund’s rate of portfolio turnover will not be a limiting factor for the Adviser in making decisions on when to buy or sell securities. The Fund reserves full freedom with respect to portfolio turnover. The frequency of the Fund’s trading will vary from year to year, depending on market conditions. In periods when there are rapid changes in economic conditions or security price levels, portfolio turnover may be significantly higher than during times of economic and market price stability. The Fund’s portfolio turnover rate may exceed 100% per year, and under certain market conditions may be substantially higher. A 100% annual turnover rate would occur, for example, if all securities in the Fund’s portfolio were replaced once within a period of one year.

Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action, which may result in a larger portion of any net gains being realized as short-term capital gains. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for advantageous federal tax rates. See “Tax Status” in the Fund’s SAI.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

Market Opportunity

Macroeconomic concerns related to the deceleration of growth in the global economy, weaknesses in the commodity markets and emerging markets, bank retrenchment and increased regulations, and uncertainty regarding U.S. monetary policy have resulted in the widening of credit spreads, particularly among lower-rated issuers of credit. The Adviser believes these events may offer outsized return opportunities in the U.S. corporate credit market.

Lower Risk, Higher Relative-Reward Strategy. Investing in the debt of companies at the senior-secured level of the capital structure offers benefits that include (i) meaningful asset protection; (ii) priorities upon a liquidation, sale or recapitalization; and (iii) a lead position in the restructuring process. The Adviser emphasizes risk avoidance and capital preservation in order to seek to minimize losses.

Growing Supply of Dislocated Investment Opportunities. The Adviser believes that current market conditions have presented abundant opportunities to invest in distressed markets and expects that such opportunities will continue to expand for these types of investments in the future. Due to the recent growth in new issuance and refinancing of leveraged loans, the Adviser expects that the supply of distressed securities will continue to expand in the future. The Adviser believes there continues to be a significant imbalance between the ongoing supply of distressed securities as compared to the amount of capital actively allocated to such investments.

Inefficient Credit Markets. The Adviser believes the market for distressed securities is relatively inefficient due to a number of factors, including artificial or uneconomic prices of such securities, technicals, illiquidity of such securities, process and company issue complexity, resource management, difficulties in making complex analyses, lack of demand for unlisted investment opportunities and the need for a specialized skill set may create barriers to entry for potential competitors.

Investment Highlights

Fully Integrated Platform – One Sponsor. The Fund will have access to Highland and its affiliates, a fully integrated commercial finance, investment, management, and servicing platform. The resources available to the investment team provide the capability to pursue complex transactions in an efficient and expeditious manner and should enhance the Fund’s ability to engage in “one-off” opportunities. The investment approach is developed, executed and managed by a seasoned team of professionals all under one platform. As a result, the Adviser is more accountable directly to the Fund and its shareholders by directly managing Fund investments in most cases while charging the Fund a single layer of fees (fees paid to entities managed by an affiliate will be rebated back to the Fund. See “Management of the Fund – Investment Adviser”).

Experienced Investment Team. The management team available to the Fund has an extensive history of underwriting, originating, purchasing, and servicing corporate debt. Highland is one of the most experienced global alternative credit managers. The firm invests in various credit and equity strategies through hedge funds, long-only funds, separate accounts, collateralized loan obligations (“CLOs,”), non-traded funds, publicly traded funds, closed-end funds, mutual funds and ETFs, and manages strategies such as distressed-for-control private equity, direct real estate, real estate credit and originated or structured real estate credit investments. Together with its affiliates, Highland had approximately $15.5 billion in assets under management as of August 31, 2016.

History as a Fiduciary. Highland and its affiliates have invested and managed substantial sums of equity capital from individual and institutional investors since its formation in 1993. In addition to making capital decisions to maximize returns for investors, Highland fosters a culture of fiduciary responsibility throughout the company. Highland has invested substantial sums in debt and equity investments.

Access to a Large Institutional Investment Platform. Through Highland and its affiliates, the Fund has access to a fully integrated, broad institutional investment platform that, as of August 31, 2016, managed approximately $15.5 billion across multiple strategies and product types. Highland was founded in 1993 by James Dondero and Mark Okada. Highland’s position in the markets gives it access to unique sourcing opportunities for investments not typically available to retail investors in a registered fund product. Highland has trading, financing and banking relationships with the largest banks. Through these investments, the Adviser has developed important banking and financing relationships that may benefit the Fund. Highland operates its investment process on one platform, giving all funds managed by Highland access to the entire benefits and opportunities Highland and its affiliates have to offer. Additionally, through Highland, the Fund has access to an institutional class back office staff and top tier outside service providers, such as State Street, among others.

Portfolio Investments

The Fund may invest in the following types of securities, subject to certain limitations as set forth below. The Fund is under no obligation to invest in any of these securities:

Senior Loans. Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest which are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

Senior loans will generally be supported by liens in the Fund’s favor on all or a portion of the assets of the portfolio company or on assets of affiliates of the portfolio company. Although the Fund may seek to dispose of such collateral in the event of default, it may be delayed in exercising such rights or its rights may be contested by others. In addition, the value of the collateral may deteriorate so that the collateral is insufficient for the Fund to recover its investment in the event of default.

The Fund also may invest in unsecured loans, other floating rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purchase funds investing in bank loans), investment grade and below-investment grade fixed income debt obligations and money market instruments, such as commercial paper. The Fund may also purchase and retain in its portfolio an interest in a senior loan or bonds of a borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. The Adviser’s decision to purchase or retain such an interest will depend on its assessment of the suitability of such investment for the Fund, the borrower’s ability to meet debt service on senior loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal and prevailing interest rates. At times, in connection with the restructuring of a senior loan or bond either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or apportion of a senior loan or bond interest. Depending upon, among other things, the Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Liquidation of any collateral securing a senior loan may not satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of the bankruptcy of a borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance. To the extent a senior loan is subordinated in the capital structure, it will have characteristics similar to other subordinated debtholders, including a greater risk of nonpayment of interest or principal.

Some loan agreements may require that the lender make additional loans in certain circumstances. Such circumstances may include, without limitation, obligations under revolving credit facilities and facilities that provide for further loans to borrowers based upon compliance with specified financial requirements. The Fund currently intends to reserve against any such contingent obligation by segregating sufficient amount of cash, liquid securities and liquid senior loans. The Fund will not purchase interests in senior loans that would require the Fund to make any such additional loans if the aggregate of such additional loan commitments would exceed 20% of such Fund’s total assets.

Many loans in which the Adviser anticipates the Fund will invest, and the issuers of such loans, may not be rated by a rating agency, will not be registered with the Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of senior loans will generally be less extensive than that available for issuers of registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of senior loans held by the Fund may be rated, if at all, below investment grade by independent rating agencies. In the event senior loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities which are unsecured and rated below investment grade by a ratings agency and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds.” Because senior loans are senior in a borrower’s capital structure and are often secured by specific collateral, the Adviser believes that senior loans have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. However, the Fund’s actual loss recovery experience may not be consistent with the Adviser’s prior experience and the Fund’s senior loans may not achieve any specific loss recovery rates.

Senior loans generally are arranged through private negotiations between a borrower and a group of financial institutions initially represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents. Generally, however, only one such agent has primary responsibility for ongoing administration of a senior loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the credit agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent is also responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

Credit agreements may provide for the termination of the agent’s status in the event that it fails to act as required under the relevant credit agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between the Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in net asset value.

The Fund’s investments in senior loans may take one of several forms, including acting as one of the group of lenders originating a senior loan, purchasing an assignment of a portion of a senior loan from a third party or acquiring a participation in a senior loan. When the Fund is a member of the originating syndicate for a senior loan, it may share in a fee paid to the syndicate. When the Fund acquires a participation in, or an assignment of, a senior loan, it may pay a fee to, or forego a portion of interest payments from, the lender selling the participation or assignment. The Fund will act as lender, or purchase an assignment or participation, with respect to a senior loan only if the agent is determined by the Adviser to be creditworthy.

When the Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with terms of the credit agreement. It also may have negotiated rights with respect to any funds acquired by other lenders through setoff. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the majority of the holders of some specified percentage of the outstanding principal amount of the senior loan. Certain decisions, such as reducing the interest rate, or extending the maturity of a senior loan, or releasing collateral securing a senior loan, among others, frequently require the unanimous vote or consent of all lenders affected.

When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the credit agreement of the assigning lender and becomes a lender under the credit agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.

The Fund may also invest in participations in senior loans. The rights of the Fund when it acquires a participation are likely to be more limited than the rights of an original lender or an investor who acquired an assignment. Participation by the Fund in a lender’s portion of a senior loan typically means that the Fund has only a contractual relationship with the lender, not with the borrower. This means that the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of payments from the borrower.

With a participation, the Fund will have no rights to enforce compliance by the borrower with the terms of the credit agreement or any rights with respect to any funds acquired by other lenders through setoff against the borrower. In addition, the Fund may not directly benefit from the collateral supporting the senior loan because it may be treated as a general creditor of the lender instead of a senior secured creditor of the borrower. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is the original lender or holds an assignment. This means the Fund must assume the credit risk of both the borrower and the lender selling the participation. The Fund will consider a purchase of participations only in those situations where the Adviser considers the participating lender to be creditworthy.

In the event of a bankruptcy or insolvency of a borrower, the obligation of the borrower to repay the senior loan may be subject to certain defenses that can be asserted by such borrower against the Fund as a result of improper conduct of the lender selling the participation. A participation in a senior loan will be deemed to be a senior loan for the purposes of the Fund’s investment objectives and policies.

The Fund may have difficulty disposing of assignments and participations. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s investment portfolio and calculating its net asset value.

The Fund may acquire interests in senior loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Borrower’s use of a bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

The Fund may be required to pay or may receive various fees and commissions in connection with purchasing, selling and holding interests in senior loans. The fees normally paid by borrowers may include three types: facility fees; commitment fees; and prepayment penalties. Facility fees are paid to the lenders upon origination of a senior loan. Commitment fees are paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying senior loan. Lenders may receive prepayment penalties when a borrower prepays all or part of a senior loan. The Fund will receive these fees directly from the borrower if such Fund is a primary lender, or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a senior loan by way of assignment. Whether or not the Fund receives a facility fee from the lender in the case of an assignment, or any fees in the case of a participation, depends upon negotiations between the Fund and the lender selling such interests. When the Fund is an assignee, it may be required to pay a fee to, or forgo apportion of interest and any fees payable to it from, the lender selling the assignment. Occasionally, the assignor will pay a fee to the Fund based on the portion of the principal amount of the senior loan that is being assigned. Lender selling a participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a senior loan from such Fund a portion of any fees that the Fund would otherwise be entitled to.

Investing in senior loans involves investment risk. Some borrowers default on their senior loan payments. The Fund attempts to manage this credit risk through multiple different investments within the portfolio and ongoing analysis and monitoring of borrowers. The Fund also is subject to market, liquidity, interest rate and other risks. See “Risk Factors.”

Distressed Debt. The Fund is authorized to invest in the securities and other obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. The Fund may invest in securities of a company for purposes of gaining control.

Stressed Debt. The Fund is authorized to invest in securities and other obligations of stressed issuers. Stressed issuers are issuers that are not yet deemed distressed or bankrupt and whose debt securities are trading at a discount to par, but not yet at distressed levels. An example would be an issuer that is in technical default of its credit agreement, or undergoing strategic or operational changes, which results in market pricing uncertainty.

Debtor-in-Possession (“DIP”) Loans. The Fund may invest in or extend loans to companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. DIP financings allow the entity to continue its business operations while reorganizing under Chapter 11 and such financings must be approved by the bankruptcy court. These DIP loans are most often working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the United States Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Common examples of mortgage backed securities include commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”). Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security’s maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk, which is when rising interest rates can cause mortgage-backed security’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase a mortgage-backed security’s sensitivity to rising interest rates and its potential for price declines.

CMBS are a type of mortgage-backed security that is secured by a single commercial mortgage loan or a pool of commercial real estate loans. Like all mortgage-backed securities, CMBS are subject to all of the risks of the underlying mortgage loans. Because they are not standardized, CMBS can be difficult to value. Commercial real estate loans are secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expenses or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, and changes in governmental rules, regulations and fiscal policies, including environmental legislation, natural disasters, terrorism, social unrest and civil disturbances.

RMBS are a type of mortgage backed security that is backed by mortgages on residential real estate. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

We may also invest in the residual or equity tranches of CMBS, which we refer to as subordinate CMBS and interest-only CMBS. Subordinate CMBSs are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate CMBSs will not be fully paid. There are multiple tranches of CMBS, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. The most senior tranche of a CMBS has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e. the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. We expect our investments in subordinate CMBs will be subject to risks arising from delinquencies and foreclosures, thereby exposing our investment portfolio to potential losses. Subordinate securities of CMBSs are also subject to greater credit risk than those CMBSs that are more highly rated. We also may invest in interest-only multifamily CMBS issued by multifamily mortgage loan securitizations. However, these interest-only multifamily CMBS typically only receive payments of interest to the extent that there are funds available in the securitization to make the payment and may introduce increased risks since these securities have no underlying principal cash flows.

In the event of any default under a mortgage loan held by the Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan. Foreclosure of a mortgage loan can be an expensive and lengthy process that could have a substantial negative effect on anticipated returns on the foreclosed mortgage loan.

If the Fund makes or invests in mortgage loans and there are defaults under those mortgage loans, the Fund may not be able to repossess and sell the underlying properties in a timely manner. The resulting time delay could reduce the value of the investment in the defaulted mortgage loans.

Investments in commercial real estate loans are subject to changes in credit spreads. When credit spreads widen, the economic value of such investments decrease. Even though a loan may be performing in accordance with its loan agreement and the underlying collateral has not changed, the economic value of the loan may be negatively impacted by the incremental interest foregone from the widened credit spread.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole. Mortgage-backed securities are also subject to several risks created through the securitization process. Subordinate mortgage-backed securities are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes delinquent loans, there is a risk that the interest payment on subordinate mortgage-backed securities will not be fully paid. Subordinate mortgage-backed securities are also subject to greater credit risk than those mortgage-backed securities that are more highly rated.

Common Stock. The Fund may acquire an interest in common stock in various ways, including upon the default of a senior loan secured by such common stock, in a workout or restructuring or by acquiring common stock for investment. The Fund may also acquire warrants or other rights to purchase a borrower’s common stock in connection with the making of a senior loan. Common stock of a corporation or other entity entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity’s preferred stocks and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock. The Fund may invest in preferred stock. Preferred stocks are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred stocks are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.

The market value of preferred stocks may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred stocks, and by actual and anticipated changes in tax laws, such as changes in U.S. federal corporate income tax rates or the dividends-received deduction. Because the claim on an issuer’s earnings represented by traditional preferred stocks may become onerous when interest rates fall below the rate payable on such stocks, the issuer may redeem the stocks. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred stocks may be reduced and the Fund would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock’s dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions. In early 2008, auction rate preferred stocks became subject to numerous “failed” auctions, causing securities previously thought to be liquid to become illiquid. It is not known when, if ever, these auction markets will begin to function again. Special tax considerations may apply to the Fund’s investments in preferred stock. See “Taxation” below.

Convertible Securities. Convertible securities may offer higher income than the common stock into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer’s common stock.

Restricted and Illiquid Securities. The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities (“Rule 144A Securities”) eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Board has directed the Adviser to monitor carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Investment Grade Securities. The Fund may invest in a wide variety of bonds that are rated or determined by the Adviser to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Some investment grade securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Although more creditworthy and generally less risky than non-investment grade securities, investment grade securities are still subject to market and credit risk. Market risk relates to changes in a security’s value as a result of interest rate changes generally. Investment grade securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of investment grade securities like those of other debt securities may be affected by changes in the credit rating or financial condition of an issuer. Investment grade securities are generally considered medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers. The market prices of investment grade securities in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Like non-investment grade securities, such investment grade securities in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price.

Other Fixed Income Securities. The Fund also may purchase unsecured loans, other floating rate or fixed rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and money market instruments, such as commercial paper. The high yield securities in which the Fund invests are rated Ba or lower by Moody’s Investor Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Group, a division of McGraw Hill Companies (“S&P”) or are unrated but determined by the Adviser to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “junk securities” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund’s fixed-income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund may invest in fixed-income securities with a broad range of maturities.

The Fund may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stock on which the interest is payable-in-kind (PIK bonds). To the extent the Fund invests in such instruments, they will not contribute to the Fund’s goal of current income. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Fund may be required to accrue income on these investments for U.S. federal income tax purposes even though the Fund receives no corresponding interest payment in cash on the investments. As a result, in order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid any U.S. federal income or excise taxes at the Fund level, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of interest and other income the Fund actually received. The Fund may be required to, among other things, sell securities, including at potentially disadvantageous times or prices, to obtain cash needed for income distributions, and may realize gain or loss from such liquidations. In the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

High-Yield Debt Securities (or “Junk Securities”). The Fund may invest a significant portion of its assets in securities rated below investment grade or in unrated securities determined by the Adviser to be of comparable quality. When the Adviser believes it to be in the best interests of the Fund’s shareholders, the Fund will reduce its investment in lower grade securities.

Lower grade securities, though generally high-yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and may cause the value of the Fund’s securities to fluctuate. Distressed debt securities often are priced based on estimated recovery value and are less sensitive to interest rate movement.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P and any other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Depositary Receipts. The Fund may invest in American Depository Receipts (“ADRs”), American Depositary Shares (“ADSs”) and other depositary receipts. ADRs and ADSs are securities that represent an ownership interest in a foreign security. They are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ADRs may be available through “sponsored” or “unsponsored” facilities. Sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass-through voting rights with respect to the deposited security. The Fund may invest in both sponsored and unsponsored ADRs.

Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund presently does not intend to invest more than 10% of its respective net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

Collateralized Loan Obligations and Bond Obligations. The Fund may invest in CDOs, which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CDOs are asset-backed securities that are securitizing certain financial assets by issuing securities in the form of negotiable paper that are issued by a financing company (generally called a Special Purpose Vehicle or an “SPV”) that was created to reapportion the risk and return characteristics of a pool of assets, whose underlying collateral is typically a portfolio of loans, bonds or other debt securities, other structured finance securities and/or synthetic instruments. These securitized assets are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the diversified asset pool. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collateral. CDOs may charge management fees and administrative expenses, which are in addition to those of a fund.

Where the underlying collateral is a portfolio of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, a CDO is referred to as a CLO. The assets, typically senior loans, are used as collateral supporting the various debt and equity tranches issued by the SPV. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a CBO. The key feature of the CLO or CBO structure is the prioritization of the cash flows from a pool of collateral securities among the several tranches of the CLO or CBO. Multiple tranches of securities are issued by the CLO or CBO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. The most senior tranche of a CDO or CBO has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e. the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. CDOs or CBOs are subject to the risk of prepayment.

An equity tranche is the riskiest type of tranche as it bears the first loss from defaults from the bonds or loans in the SPV and serves to protect the other, more senior tranches from default in all but the most severe circumstances (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. Further, the value of CLOs or CBOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. The Fund may invest in both equity and debt tranches issued by the SPV. The Fund will only invest in equity tranches through the secondary market. Under normal market conditions, the Fund expects to invest in the lower tranches of CBOs and CLOs, including equity tranches.

Derivatives. The Fund may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, non-physical commodities and/or currencies, as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Adviser to be in the best interest of the Fund, and to the extent permitted by the 1940 Act to hedge various instruments for risk management and speculative purposes. The Fund may employ currency hedges (either in the forward or options markets) in certain circumstances to reduce currency risk on investments in assets in foreign currencies.

Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. Tax considerations may limit a Fund’s ability to invest in certain derivatives.

Options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price.

The Fund may write (sell) covered call and put options (“covered options”) on stocks, securities, indices, futures contracts, non-physical commodities, and foreign currencies in an attempt to increase income. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When the Fund writes a covered put option, it gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” With respect to writing covered options, the Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes a call option, it will “cover” its obligation by owning and earmarking the underlying security or other assets on the books of the Fund’s custodian. When a Fund writes a put option, it will “cover” its obligation by earmarking assets at the Fund’s custodian.

The Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have an economic gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have an economic loss if the value of the securities remained at or below the exercise price during the option period.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of a Fund’s portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. Upon exercise, the Fund would ordinarily realize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would realize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Fund’s activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company (“RIC”).

Options on Securities Indices. The Fund may purchase and write put and call options on securities indices listed on domestic and on foreign exchanges. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.

Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations. When the Fund writes a put or call option on a securities index, it will cover the position by earmarking assets with the Fund’s custodian.

Options on Foreign Currencies. The Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. A Fund’s ability to terminate over-the-counter options (“OTC Options”) will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

Forward Currency Contracts. Because, when investing in foreign securities, the Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

A forward currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. The Fund earmarks liquid securities at its custodian in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Fund’s ability to utilize forward currency contracts may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund’s foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

Futures Contracts and Related Options. To the extent consistent with applicable law, the Fund may invest in futures contracts on, among other things, individual equity securities, securities indices, interest rates, currencies, non-physical commodities, and inflation indices. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). Some futures contracts, however, are cash settled, which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract.

Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Futures contracts and related options involve costs and may result in losses in excess of the amount invested in the futures contract or related option. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on one security or commodity is used to hedge a different security or commodity or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract and/or on the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract.

The Fund’s ability to engage in the futures and options on futures strategies depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. In addition, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day.

A fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. If a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

Swap Agreements. Swap agreements may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” i.e., the designated reference amount of exposure to the underlying instruments. The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract entered into on net basis defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into a swap agreement unless the claims-paying ability of the other party thereto is considered to be an acceptable credit risk to the Fund by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund may use interest rate swaps for risk management purposes and as a speculative investment.

Currency Swaps. Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen). The Fund may enter into currency swap contracts and baskets thereof for risk management purposes and as a speculative investment.

Generally, the Fund’s obligations (or rights) under a swap agreement will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the parties. The risk of loss is limited to the net amount of interest payments that a party is contractually required to make. As such, if the counterparty to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that it is entitled to receive.

Valuation of Derivative Instruments. The Fund will seek to value financial instruments on a mark-to-market basis, but may also rely upon valuations provided by third party pricing services, subject to the approval of the Board.

Credit-Linked Notes. The Fund may invest in credit-linked notes (“CLNs”) for risk management purposes and to vary its portfolio. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Non-U.S. Securities. The Fund may invest without limitation in Non-U.S. Securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. The Fund may invest in Non-U.S. Securities of so-called emerging market issuers. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most non-U.S. securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. In addition, certain investments in Non-U.S. Securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See “Taxation” below.

Because evidences of ownership of such securities usually are held outside the United States, the Fund would be subject to additional risks if it invested in Non-U.S. Securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the Non-U.S. Securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since Non-U.S. Securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund you should consider carefully the following risks the Fund faces through its investments. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund. The risks set out below are not the only risks the Fund faces, but they are the principal risks associated with an investment in the Fund as well as generally associated with an investment in a fund with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s. Additional risks and uncertainties not currently known to the Fund or that are currently immaterial also may materially adversely affect the Fund’s business, financial condition and/or operating results. If any of the following events occur, the Fund’s business, financial condition and results of operations could be materially adversely affected.

Structural Risks:

New Offering with No Operating History. The Fund is a closed-end investment company with no history of operations. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective. In addition, because the Fund is not required to raise a minimum amount of proceeds from this offering in order to commence operations, the Fund may experience high expenses, subject to the Fund’s expense limitation agreement (see “Fund Expenses”), to the extent it is thinly capitalized.

Substantial Conflicts of Interest. NexPoint Advisors, L.P. and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. For the purposes of this section, the term “Highland” shall include the Adviser and its affiliated investment advisors, including Highland Capital Management, L.P. and its affiliates. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

Highland has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Highland has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, Highland furnishes advisory services to numerous clients in addition to the Fund, and Highland may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to Highland or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, Highland, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, Highland includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an Adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Funds and such other clients or may involve a rotation of opportunities among the Funds and such other clients. The Fund will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations or pursuant to the terms and conditions of the exemptive order received by the Adviser and certain funds affiliated with the Fund, dated April 19, 2016. For example, exemptive relief is not required for the Fund to invest in syndicated deals and secondary loan market transactions in which the Adviser or an affiliate has an interest where price is the only negotiated point. The order applies to all “Investment Companies,” which includes future closed-end investment companies registered under the 1940 Act that are managed by the Adviser, which includes the Fund. The Fund, therefore, may in the future invest in accordance with the terms and conditions of the exemptive order. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer‘s capital structure, Highland will generally pursue the strategy that Highland believes will maximize value for Highland advised accounts overall (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more Highland investment professionals. A single person may represent more than one part of an issuer’s capital structure. The recommended course of action will be presented to the conflicts committee for final determination as to how to proceed. Highland may elect, but is not required, to assign different teams to make recommendations for different parts of the capital structure as the conflicts committee determines in its discretion. In the event any Highland personnel serve on the board of the subject company, they generally recuse themselves from voting on any board matter with respect to a transaction that has an asymmetrical impact on the capital structure. Highland personnel board members may still make recommendations to the conflicts committee. If any such persons are also on the conflicts committee, they may recuse themselves from the committee’s determination. A portfolio manager with respect to any applicable Highland registered investment company clients (“Retail Accounts”) participates in such discussions, but makes an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. Highland may use external counsel for guidance and assistance.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

Another type of conflict may arise if one client account buys a security and another client account sells or shorts the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Adviser’s Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated advisor may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated advisor may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

In addition, as described later in this prospectus, Highland, its affiliates and any of their partners, directors, officers, shareholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund.

As a result of the Fund’s arrangements with Highland, there may be times when Highland, the Adviser or their affiliates have interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. The Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time. See “Conflicts of Interest” for a discussion of our Advisers allocation policy.

The Adviser may direct the Fund to acquire or dispose of investments in cross trades between the Fund and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretations, the Fund may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Fund may enhance the profitability of the Adviser’s own investments in such companies.

Closed-End Fund Risk. The Fund is a closed-end fund. Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

Leverage Risk. The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and may significantly magnify the Fund’s losses in the event of underperformance of the Fund’s investments. Interest payments and fees incurred in connection with such borrowings may reduce the amount of distributions available to the Fund’s shareholders.

No Minimum Amount of Proceeds Required. The Fund is not required to raise a minimum amount of proceeds from this offering in order to commence operations. In order for the Fund to have viable operations, the Adviser believes the Fund will need to raise approximately $5 million in proceeds from this offering. There can be no assurance that the Fund will raise such amount in a timely manner. To the extent that the Fund is unable to raise such amount in a timely manner or at all, it would have a negative impact on the ability of the Fund to diversify its portfolio and meet the asset diversification requirements to qualify as a RIC under the Code. In addition, the Fund may not be able to structure its investment portfolio as anticipated and the returns achieved on those investments may be reduced as a result of allocating all of its expenses over a smaller capital base.

Management Fee Risk. The management fee we pay to the Adviser is based on our Average Daily Managed Assets, as defined in the Investment Advisory Agreement. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because the management fee is based on our gross assets, our Adviser will benefit if and when we issue additional equity, incur debt or use leverage. Investors in the Fund may benefit from expense limitation agreements and/or fee waivers that may be in effect with respect to the Fund from time to time, as further detailed in the Prospectus. The use of leverage will increase the likelihood of default under any credit facility or other debt instruments we enter into, which would disfavor the holders of our common stock, including investors in this offering.

Distribution Policy Risk. The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. A return of capital may also reduce a shareholder’s tax basis, resulting in higher taxes when the shareholder sells his or her shares, and may cause a shareholder to pay taxes even if he or she sells such shares for less than the original purchase price. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital. Pending the investment of net proceeds in accordance with the Fund’s investment objective and policies, all or a portion of the Fund’s distributions may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Liquidity Risk. The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/ or credit risk tend to have the greatest exposure to liquidity risk.

Non-Diversification Risk. It is possible that a significant amount of the Fund’s investments could be invested in the instruments of only a few issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of the portfolio in any one industry or group of industries would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry or industries. The focus of the Fund’s investment portfolio in any one investment strategy would subject the Fund to a greater degree of risk than if the Fund’s investment portfolio were varied in its investments with respect to several investment strategies.

The Fund has instituted several levels of safeguards to ensure the Fund does not violate its fundamental policy not to invest 25% or more of the value of its total assets in any single industry or group of industries. The Adviser will monitor the Fund’s investments on a daily basis to ensure the Fund’s compliance with fundamental investment restrictions. In addition, in accordance with the Sub-Administration Agreement, State Street will monitor the Fund’s investments on a daily basis and provide monthly and quarterly reports to the Fund’s Board. At its quarterly meetings, the Board will review the State Street compliance reports and monitor the Fund’s investment activities. Although the Board will receive periodic compliance reports enabling it to monitor the Fund’s compliance with its fundamental investment restrictions, the Fund will hold the ultimate responsibility to comply with its fundamental investment policy.

Repurchase Policy Risk. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowings will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its gross assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

Securities Lending Risk. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned should the borrower of the securities fail financially while the loan is outstanding. In addition, voting rights with respect to loaned securities generally pass to the borrower. The Fund, as the lender, retains the right to recall the loans and obtain the return of the securities loaned in order to vote the loaned securities. However, in many circumstances the Fund may be unable to recall the securities in time to vote or may determine that the benefits to the Fund of voting are outweighed by the indirect or direct costs of such a recall. In these circumstances, loaned securities may be voted or not voted in a manner adverse to the best interests of the Fund. All of the aforementioned risks may be greater for Non-U.S. Securities.

These lending transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. In addition, any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required to pay or cause to be paid to such borrower or another entity an amount equal to such shortfall in cash. The Fund generally accepts cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or sovereign debt as collateral for these lending transactions, although in the future may accept other types of collateral.

Securities Market Risk. Securities market risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Portfolio Turnover Risk. Portfolio turnover risk is the risk that the Fund’s portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Risks Relating to Fund’s Tax Status. To remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source of income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock or other securities. In some cases, if the Fund fails to meet these income requirements at the end of a taxable year, it will be able to cure such failure by paying a Fund-level tax to avoid the loss of its RIC status; such tax could be substantial. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter will result in the Fund’s loss of RIC status, unless it is able to cure such failure, for instance, by disposing of certain investments, including at disadvantageous times and prices, and, in some cases, by paying a Fund-level tax.

In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its “investment company taxable income” (generally-its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and its net tax-exempt income (if any), to its shareholders. Because the Fund currently maintains a credit facility, a margin facility, and may use additional debt financing in the future, the Fund is subject to certain asset coverage ratio requirements under the 1940 Act that could, under certain circumstances, restrict the Fund from making the distributions necessary to satisfy this annual distribution requirement and to avoid corporate-level U.S. federal income or excise taxes. Any taxable income (including net long-term capital gains) that the Fund is unable to distribute will be subject to corporate-level tax at regular corporate rates. Further, if the Fund fails to meet the annual distribution requirement or either of the RIC qualification requirements in respect of a taxable year and is ineligible to or otherwise does not cure such failure for any such year, all of its taxable income regardless of whether timely distributed to shareholders will be subject to corporate-level tax and all of its distributions from earnings and profits (including from net long-term capital gains) will be taxable to shareholders as ordinary income. In any such event, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its shareholders. In addition, in some cases, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects that a substantial portion of its investments in loans and other debt obligations will be treated as having “market discount” and/or “original issue discount” for U.S. federal income tax purposes, which, in some cases, could be significant. Because the Fund may be required to recognize income in respect of these investments before or without receiving cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income or excise taxes. Accordingly, the Fund may be required to sell portfolio securities, including at potentially disadvantageous times or prices, raise additional debt or equity capital, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates portfolio securities to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

Operational and Technology Risk. The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of the Fund, the Fund’s service providers, counterparties, or other market participants or data within them (a “cyber-attack”).

Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Fund’s operations.

Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, the Fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Fund or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs.

While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future.

Similar types of operational and technology risks are also present for issuers of the Fund’s investments, which could have material adverse consequences for such issuers, and may cause the Fund’s investments to lose value. In addition, cyber-attacks involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which the Fund invests, or securities markets and exchanges.

Investment-Related Risks:

Risks of Investing in Senior Loans. Senior loans, such as bank loans, are typically at the most senior level of the capital structure, and are sometimes secured by specific collateral, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor or its affiliates. A portion of the Fund’s investments may consist of loans and participations therein originated by banks and other financial institutions, typically referred to as “bank loans.” The Fund’s investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower’s creditworthiness is often judged by the rating agencies to be below investment grade. Such loans are typically private corporate loans negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business that is not generally available to the public. To the extent the Fund receives material non-public information, it may be prohibited from trading in certain securities, even when it might otherwise be beneficial to do so.

Bank loans often, but not always, contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on distribution payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by the Fund are likely to be below investment grade.

The Fund may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and any associated collateral. A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading, which the Adviser believes should improve market liquidity. Future levels of supply and demand in bank loan trading may not provide an adequate degree of liquidity and the current level of liquidity may not continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, the limited universe of eligible purchasers and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly-traded security.

Debt Securities Risk. Debt Securities Risk is the risk associated with the fact that the value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud protections of the federal securities laws and, as a result, as a purchaser of these instruments, the Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, the Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, the Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

Non-Payment Risk. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Nonpayment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing nonpayment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers. The Fund is authorized to invest in the securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. There is no limit on the amount of the Fund’s investment portfolio that can be invested in stressed, distressed or bankrupt issuers, and the Fund may invest for purposes of control. Such investments generally trade significantly below par and are considered highly speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recoveries, which may be in the form of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or highly speculative. It is also possible that there could be limited or no recovery for creditors in a bankruptcy or workout.

There are a number of significant risks inherent in the bankruptcy process, including, without limitation, those set forth in this paragraph. First, many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, a bankruptcy court in the exercise of its broad powers may approve actions that are contrary to the interests of the Fund. Second, a bankruptcy filing by an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. Third, the duration of a bankruptcy proceeding is difficult to predict. A creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. Fourth, the administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. For example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Fifth, bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization. Because the standard for classification is vague, there exists the risk that the Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment. Sixth, in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Seventh, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions. Eighth, certain claims that have priority by law (for example, claims for taxes) may be substantial.

In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed debt obligations in which the Fund invests, there is a potential risk of loss by the Fund of its entire investment in any particular investment.

Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities, which may exceed the value of the Fund’s original investment in a company. For example, under certain circumstances, creditors who have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. The Adviser’s active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to the Fund and distributions by the Fund or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

The Adviser on behalf of the Fund (and its other clients) may participate on committees formed by creditors to negotiate with the management of financially troubled companies that may or may not be in bankruptcy or may negotiate directly with debtors with respect to restructuring issues. If the Fund does choose to join a committee, the Fund would likely be only one of many participants, all of whom would be interested in obtaining an outcome that is in their individual best interests. The Fund may not be successful in obtaining results most favorable to it in such proceedings, although the Fund may incur significant legal and other expenses in attempting to do so. As a result of participation by the Fund on such committees, the Fund may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Fund to liability to such other creditors who disagree with the Fund’s actions. Participation by the Fund on such committees may cause the Fund to be subject to certain restrictions on its ability to trade in a particular investment and may also make the Fund an “insider” or an “underwriter” for purposes of the federal securities laws. Either circumstance will restrict the Fund’s ability to trade in or acquire additional positions in a particular investment when it might otherwise desire to do so.

Distressed debt obligations that are at risk of or in default present special tax issues for the Fund because the U.S. federal income tax rules relating to those obligations are currently unclear. For instance, tax rules are not entirely clear as to whether and to what extent the Fund should recognize “market discount” on a distressed debt obligation and when the Fund may cease to accrue interest, “original issue discount” or market discount on those obligations. These and other related issues will be addressed by the Fund when, as and if it invests in such obligations, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC under Subchapter M of the Code and that it does not become subject to Fund-level U.S. federal income or excise taxes.

Risks of Investing in Structured Finance Securities. The Fund does not intend to invest more than 25% of its total assets in CBOs, CLOs and other similar asset-backed investments, including CMBS and RMBS. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of loans or bonds. The Fund and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/ equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. In light of the above considerations, structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. In addition to the risks noted above and other risks, structured finance securities may be subject to prepayment risk, the risk that a proportion of the asset or assets in the underlying pool may be repaid early, which could expose the Fund to considerable uncertainty over future cash payments. In addition, the performance of a structured finance security will be affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to illiquidity risk.

Mortgage-Backed Securities Risk. Mortgage-backed securities are bonds which evidence interests in, or are secured by, a single commercial or residential mortgage loan or a pool of commercial or residential mortgage loans. Accordingly, mortgage-backed securities in which the Fund intends to invest are subject to all of the risks of the underlying mortgage loans. In a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term investment. The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk. Mortgage-backed securities are also subject to several risks created through the securitization process. Subordinate commercial mortgage-backed securities are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate commercial mortgage-backed securities will not be fully paid. Subordinate securities of commercial mortgage-backed securities are also subject to greater credit risk than those commercial mortgage-backed securities that are more highly rated. We also may invest in interest-only multifamily commercial mortgage-backed securities issued by multifamily mortgage loan securitizations. However, these interest-only multifamily commercial mortgage-backed securities typically only receive payments of interest to the extent that there are funds available in the securitization to make the payment and may introduce increased risks since these securities have no underlying principal cash flows. As a result, interest only commercial mortgage-backed securities possess the risk of total loss of investment in the event of prepayment of the underlying mortgages. We have not imposed a limit in the portion of our total assets that may be invested in interest-only multifamily commercial mortgage-backed securities.

Asset-Backed Securities. The Fund may invest a portion of its assets in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws which give debtors the right to setoff certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Equity Securities Risk. The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, fundamental changes to the business, financial leverage, non-compliance with regulatory requirements and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. In addition to these risks, preferred stock and convertible securities are also subject to the risk that issuers will not make payments on securities held by the Fund, which could result in losses to the Fund. The credit quality of preferred stock and convertible securities held by the Fund may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of convertible securities also tends to fall when prevailing interest rates rise.

Credit Risk. The value of debt securities owned by the Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.

Credit risk varies depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities and whether the particular note or other instrument held by a Fund has a priority in payment of principal and interest. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Interest Rate Risk. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline. To the extent the Fund invests in fixed-rate debt securities with longer maturities, the Fund is subject to greater interest rate risk than funds investing solely in shorter-term fixed-rate debt securities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. In a period of rising interest rates, the higher cost of any leverage employed by the Fund and/or increasing defaults by issuers of high-yield (or “junk”) securities would likely exacerbate any decline in the Fund’s NAV. If an issuer of a debt security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would likely replace the security with a security having a lower interest rate, which could result in a decreased return for shareholders.

ETF Risk. The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors.

Lender Liability Risks. A number of judicial decisions in the United States and elsewhere have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Adviser could be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, if a lending institution (i) intentionally takes an action that results in thunder capitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lending institution to the claims of the disadvantaged creditor or creditors, a remedy termed “equitable subordination.” As an owner of bank debt in reorganizing companies, the Fund could be subject to claims from creditors of a company that the Fund’s claim should be equitably subordinated, including as a result of actions or omissions by the Fund’s predecessors in interest.

Derivatives Risk. Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations, and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately.

As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment goals. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), would, upon implementation, impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and could require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

In addition, the SEC recently proposed a rule under the 1940 Act regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred shares or other securities that may be converted into or exchanged for a specified amount of common shares or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred shares until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common shares, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common shares due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common shares increases.

The value of a convertible security is a function of its “investment value,” or determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and its “conversion value,” or the security’s worth, at market value, if converted into the underlying common shares. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common shares. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common shares approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common shares while holding a fixed-income security. Generally, the amount of the premium decreases as the convertible security approaches maturity. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.

High-Yield Debt Securities (or “Junk Securities”) Risk. A substantial portion of the Fund’s investments will consist of investments that may generally be characterized as “high-yield securities” or “junk securities,” and the Fund may invest without limit in such securities. Such securities are typically rated below investment grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment grade, and have greater credit and liquidity risk than more highly rated obligations. High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged, and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the high-yield bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity.

High-yield securities are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High-yield securities that are debt instruments have historically experienced greater default rates than has been the case for investment grade securities. The Fund may also invest in equity securities issued by entities whose obligations are unrated or are rated below investment grade.

The Fund is authorized to invest in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered highly speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or highly speculative.

High-yield securities purchased by the Fund are subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations purchased by the Fund may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral.

CLO Risk. The Fund may invest in CDOs, which include CLOs and CBOs, including CLO tranches originated and managed by third parties and CLO tranches managed by Highland or an affiliate (“Affiliated CLOs”); provided, however, that the Fund will only invest in Affiliated CLOs in secondary market transactions, and not primary issuances. The key feature of the CLO or CBO structure is the prioritization of the cash flows from a pool of collateral securities among the several tranches of the CLO or CBO. Multiple tranches of securities are issued by the CLO or CBO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. The most senior tranche of a CDO or CBO has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/ equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e. the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. CLOs and CBOs are subject to the risk of prepayment.

Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. Further, the value of CLOs or CBOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. The affiliated manager of the CLO (the “Investment Manager”) will receive senior and subordinated management fees and, in some cases a performance-based allocation or fee with respect to its role as general partner and/or manager of the Affiliated CLOs. The Investment Manager will have conflicting division of loyalties and responsibilities regarding the Fund and an Affiliated CLO, and certain other conflicts of interest would be inherent in the situation. There can be no assurance that the interests of the Fund would not be subordinated to those of an Affiliated CLO or to other interests of the Investment Manager.

The Fund and the CLOs (including Affiliated CLOs) are expected to impose management fees, other administrative fees, carried interest and other performance allocations on realized and unrealized appreciation in the value of the assets managed and other income. This may result in greater expense than if shareholders were able to invest directly in the CLOs or underlying investments. Shareholders should take into account that the return on their investment will be reduced to the extent of both levels of fees. The general partner or manager of a CLO may receive the economic benefit of certain fees from its portfolio companies for services and in connection with unconsummated transactions (e.g., break-up, placement, monitoring, directors’, organizational and set-up fees and financial advisory fees). Additionally, the Investment Manager may receive fees from certain CLOs in connection with its role as “backup manager” for the CLOs.

Emerging Markets Risk. The Fund may invest without limitation in securities of issuers based in emerging markets. Investing in securities of issuers based in emerging markets entails all of the risks of investing in securities of non-U.S. issuers, but to a heightened degree. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Privately-Placed Securities Risk. The Fund may invest in privately issued securities of both public and private companies. Privately issued securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Adviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain privately issued securities may be illiquid. If there is no readily available trading market for privately issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Privately issued securities are also more difficult to value. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Private Company Investments Risk. The Fund may invest a portion of its assets in investments in a limited number of private company investments that the Fund may need to hold for several years. The Fund may invest in equity securities or debt securities, including debt securities issued with warrants to purchase equity securities or that are convertible into equity securities, of private companies. The securities of private portfolio companies are illiquid, making it difficult for the Fund to sell such investments.

Liquidity Risk. Liquidity Risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions. Because loan transactions often take longer to settle than transactions in other securities, the Fund may not receive the proceeds from the sale of a loan for a significant period of time. As a result, the Fund may maintain higher levels of cash and short-term investments than mutual funds that invest in securities with shorter settlement cycles and/or may enter into a line of credit to permit the Fund to finance redemptions pending settlement of the sale of portfolio securities, each of which may adversely affect the Fund’s performance. No assurance can be given that these measures will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Valuation Risk. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, fair value pricing may not reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Illiquid and Restricted Securities Risk. Certain of the Fund’s investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Furthermore, the nature of the Fund’s investments in financially stressed and distressed companies may require a long holding period prior to being able to determine whether the investment will be profitable or not.

Hedging Risk. Hedging risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Financial Services Industry Risk. Financial Services Industry Risk is the risk associated with the fact that the Fund’s investments in senior loans are arranged through private negotiations between a borrower (“Borrower”) and several financial institutions. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Adviser to analyze investments in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Short Sales Risk. Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, because the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. The securities necessary to cover a short position may not be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. Short sales by the Fund that are not made “against the box” theoretically involve unlimited loss potential, since the market price of securities sold short may continuously increase.

Insolvency Considerations with Respect to Issuers of Debt Obligations. Various laws enacted for the protection of creditors may apply to the debt obligations held by the Fund. The information in this paragraph is applicable with respect to U.S. issuers subject to United States bankruptcy laws. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of a debt obligation, such as a trustee in bankruptcy or a creditors’ committee, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting the debt obligation and, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital, or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness.

The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness constituting the debt obligation or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of a debt obligation, payments made on such debt obligation could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. Similarly, a court might apply the doctrine of equitable subordination to subordinate the claim of a lending institution against an issuer, to claims of other creditors of the borrower, when the lending institution, another investor, or any of their transferees, is found to have engaged in unfair, inequitable, or fraudulent conduct.

In general, if payments on a debt obligation are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient (such as the Fund) or from subsequent transferees of such payments (such as the investors in the Fund). To the extent that any such payments are recaptured from the Fund, the resulting loss will be borne by the investors.

However, a court in a bankruptcy or insolvency proceeding would be able to direct the recapture of any such payment from such a recipient or transferee only to the extent that such court has jurisdiction over such recipient or transferee or its assets. Moreover, it is likely that avoidable payments could not be recaptured directly from any such recipient or transferee that has given value in exchange for its note, in good faith and without knowledge that the payments were avoidable. Although the Adviser will seek to avoid conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination, these determinations are made in hindsight and a court could disagree with the Fund’s position, and, in any event, there can be no assurance as to whether any lending institution or other investor from which the Fund acquired the debt obligations engaged in any such conduct (or any other conduct that would subject the debt obligations and the issuer to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Fund.

Futures Risk. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures and in the underlying reference asset positions covering them. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract, and the Fund would remain obligated to meet margin requirements until the position is closed.

Forward Contracts Risk. The Fund may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that an adviser would otherwise recommend, to the possible detriment of the Fund.

Non-U.S. Securities Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments – the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the United States; trading practices – government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the United States; availability of information – foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; and limited markets – the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile.

To the extent the Fund invests in investment vehicles that hold securities that are denominated in foreign currencies, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the United States or abroad. These currency movements may negatively impact the value of the Fund even when there is no change in the value of the security in the issuer’s home country. The risks of foreign investments may be greater in developing or emerging market countries.

Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Limitations of Credit Ratings. Credit ratings represent only the opinion of the rating agency with respect to the ability of the issuer to make principal and interest payments on the securities. In determining a credit rating, rating agencies do not evaluate the risks of fluctuations in market value. Further, there may be limits on the effectiveness of the rating agencies’ financial models. For these and other reasons, a credit rating may not fully reflect the risks inherent in the relevant security. Further, a rating organization may have a conflict of interest with respect to a security for which it assigns a particular rating. For example, if the issuer or sponsor of a security pays a rating agency for the analysis of the security, an inherent conflict of interest may exist that could affect the reliability of the rating. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. In other words, a security or an issuer may maintain a certain credit rating even though conditions have deteriorated since the rating was issued. Consequently, credit ratings should not necessarily be relied upon as an indicator of investment quality. If a rating organization changes the rating assigned to one or more of the Fund’s portfolio securities, the Fund is not required to sell the relevant securities.

Limited Information Risk. Limited information risk is the risk associated with the fact that the types of senior loans in which the Fund will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to lenders in connection with senior loans, the amount of public information available with respect to senior loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Litigation Risk. The Fund may sometimes become subject to legal proceedings and claims based on the securities and instruments in which the Fund invests. Litigation may result in substantial costs and may seriously harm the Fund’s investments and overall financial condition. In addition, legal claims that have not yet been asserted against the Fund may be asserted in the future.

When-Issued Securities and Forward Commitments Risk. Securities may be purchased on a “forward commitment” or “when-issued” basis, meaning securities are purchased or sold with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Section F – Management of the Buying Fund

The Fund is a party to contractual arrangements with various parties, including, among others, the Adviser, the Distributor, the fund administrator, and the transfer agent, who provide services to the Fund. Shareholders are not parties to, or intended (“third-party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund. Neither this prospectus, nor the related Statement of Additional Information (the “SAI”), is intended, or should be read, to be or to give rise to an agreement or contract between the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. On March 22, 2016, the Fund held its organizational meeting of the Board, and at such meeting, the Board ratified the appointment of the following five trustees (each, a “Trustee”): Dr. Bob Froehlich, John W. Honis, Timothy K. Hui, Ethan Powell (Chairman) and Bryan A. Ward. Therefore, the Board is currently comprised of five Trustees. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s Adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.

Investment Adviser

NexPoint Advisors, L.P., which serves as the investment adviser of the Fund, is registered with the SEC as an Adviser under the Advisers Act and is an affiliate of Highland. James Dondero, along with Mark Okada, founded the parent of the Adviser in April 1993. The Adviser also externally manages NHF, a registered closed-end fund whose shares trade on the New York Stock Exchange, NexPoint Capital, Inc., a non-traded BDC, NRESF, a registered closed-end fund that operates as an interval fund, and the following registered closed-end funds that intend to operate as interval funds but have not yet commenced operations: NEMO, NDYF, NHOF, NLAF and NMAF. A wholly-owned subsidiary of the Adviser, NexPoint Real Estate Advisors, L.P., manages NXRT, a publicly-traded REIT whose shares trade on the NYSE. A wholly-owned subsidiary of the Adviser, NexPoint Real Estate Advisors II, L.P., manages NMCT, a real estate company that intends to elect to be taxed as a REIT that commenced operations on March 24, 2016. The Adviser’s senior management team has experience across private lending, private equity, real estate investing and other investment strategies. Collectively, the Adviser’s affiliates manage approximately $15.5 billion in assets as of August 31, 2016, including approximately $11.6 billion in credit instruments. The Adviser is controlled by James Dondero by virtue of his control of its general partner, NexPoint Advisors GP, LLC.

Under the general supervision of the Board, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, and determine which securities should be purchased, sold or exchanged. In addition, the Adviser will supervise and provide oversight of the Fund’s service providers. The Adviser, through a Shared Services Agreement with Highland, will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser will compensate all Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a monthly management fee computed at the annual rate of 1.25% of the Average Daily Managed Assets of the Fund.

“Average Daily Managed Assets” is defined in the Investment Advisory Agreement as the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding leverage). Leverage includes (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection.

A discussion regarding the basis for the Board’s initial approval of the Fund’s Investment Advisory Agreement will be available in the Fund’s initial semi-annual report or annual report to shareholders, whichever comes first.

The Adviser and the Fund have entered into the expense limitation agreement under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding distribution fees, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, taxes, litigation expenses and extraordinary expenses), to the extent that they exceed 0.90% per annum of the Fund’s average daily net assets (the “Expense Limitation”). If the Fund incurs expenses excluded from the expense limitation agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. Under the expense limitation agreement, the Adviser may recoup amounts waived and/or reimbursed with respect to the Fund within three years of the end of the fiscal quarter in which such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the lesser of the Expense Limitation at the time of the original waiver or expense reimbursement and the Expense Limitation at the time of recoupment. The expense limitation agreement will expire on the later of February 28, 2018 or one year following the close of the reorganization of Highland Opportunistic Credit Fund into the Fund (unless sooner modified or terminated by the Board), and the Adviser may, but is under no obligation to renew such agreement after its expiration. The expense limitation agreement may be terminated only by the Board. After the expiration of the expense limitation agreement, the agreement may be renewed at the discretion of the Adviser and the Board.

Portfolio Managers

James Dondero and Trey Parker will serve as the portfolio managers and will be primarily responsible for the day-to-day management of the Fund.

Mr. Dondero is also the co-founder and President of Highland, founder and President of NexPoint Advisors, L.P., Chairman of the board of directors, Chief Executive Officer and member of the investment committee of NXRT, President of NexPoint Capital, President of NMCT, director for American Banknote Corporation, director for Metro-Goldwyn-Mayer, Chairman of the board of directors for Cornerstone Healthcare, Chairman of the board of directors for CCS Medical, and Chairman of NexBank, an affiliated bank. Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Prior to founding Highland Capital Management in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, real estate, derivatives, preferred stock and common stock. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Mr. Dondero received a BS in Commerce (Accounting and Finance) from the University of Virginia, and is a Certified Managerial Accountant and a Chartered Financial Analyst.

Mr. Parker is Partner and Head of Credit at Highland. Mr. Parker is responsible for managing the Credit Team/ Platform. Prior to his current role, Mr. Parker was a Portfolio Manager covering a number of the industrial verticals, as well as parts of Tech, Media and Telecom; he also worked as a Senior Portfolio Analyst on the Distressed & Special Situations investment team. Prior to joining Highland in March 2007, Mr. Parker was a Senior Associate at Hunt Special Situations Group, L.P., a Private Equity group focused on distressed and special situation investing. Mr. Parker was responsible for sourcing, executing and monitoring control Private Equity investments across a variety of industries. Prior to joining Hunt in 2004, Mr. Parker was an analyst at BMO Merchant Banking, a Private Equity group affiliated with the Bank of Montreal. While at BMO, Mr. Parker completed a number of LBO and mezzanine investment transactions. Prior to joining BMO, Mr. Parker worked in sales and trading for First Union Securities and Morgan Stanley. Mr. Parker received an MBA with concentrations in Finance, Strategy and Entrepreneurship from the University of Chicago Booth School of Business and a BA in Economics and Business from the Virginia Military Institute. Mr. Parker serves on the Board of Directors of Euramax Holdings, Inc., TerreStar Corporation, JHT Holdings, Inc., and a non-profit organization, the Juvenile Diabetes Research Foundation (Dallas chapter).

The SAI provides additional information about the Fund’s portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

Transfer Agent and Fund Administrator

DST serves as the transfer agent of the Fund.

State Street serves as the Fund’s Administrator.

Custodian State Street, with principal offices at 200 Clarendon Street, 16th Floor Boston, MA 02116, telephone (877) 665-1287, serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custodian Agreement, State Street holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Advisory Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with it. The Adviser will provide such services either directly or through a Shared Services Agreement with Highland.

The Fund pays all other expenses incurred in the operation of the Fund, which consist of (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund’s distribution reinvestment policy, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade associations, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund’s quarterly repurchase offers, (xii) servicing fees and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

The Fund will pay a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of Class A and Class C shares.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. Costs incurred in connection with the organization of the Fund, estimated at $130,786 will be borne by the Fund’s shareholders as an expense of the Fund. The Fund will pay organizational costs and offering expenses incurred with respect to the offering of its shares from the proceeds of the offering, less amounts advanced under the Expense Limitation. For tax purposes, offering costs cannot be deducted by the Fund or the Fund’s shareholders. Therefore, for tax purposes, the expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

The Investment Advisory Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer will be paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this prospectus, the Fund could be deemed to be under control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Adviser’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

Section G—Determination of Net Asset Value of the Buying Fund

The net asset value (or NAV) of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business. Each Class A share will be offered at net asset value plus the applicable sales load, while Class C and Class Z shares will be offered at net asset value. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares.

The Fund uses the following valuation methods to determine either current market value for investments for which market quotations are available or, if not available, the fair value, as determined in good faith pursuant to policies and procedures approved by the Board:

•	The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, or for over-the-counter securities, the Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from thirdparty pricing services or broker-dealer sources.

•	Dividends declared but not yet received, and rights in respect of securities which are quoted exdividend or ex-rights, will be recorded at the fair value thereof, as determined by the Adviser, which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.

•	Listed options, or over-the-counter options for which representative brokers’ quotations are available, will be valued in the same manner as listed or over-the-counter securities as hereinabove provided. Premiums for the sale of such options written by the Fund will be included in the assets of the Fund, and the market value of such options shall be included as a liability.

•	The Fund’s non-marketable investments for which market quotations are not readily will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board. Pursuant to the Fund’s pricing procedures, securities for which market quotations are not readily available may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund). Swaps and other derivatives would generally fall under this category.

When determining the fair value of an asset, the Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value determinations are based upon all available factors that the Adviser deems relevant. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, fair value pricing may not reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuation problems that have arisen, if any.

Section H—Buying Fund Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio managers are responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”, if any). The Adviser has adopted policies and procedures and has structured its portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. These policies and procedures generally require that the Adviser distribute investment opportunities among client accounts in a fair and equitable manner (i.e., on a pro rata basis, relative to the size of the order) and seek best execution for securities transactions executed on the Fund’s behalf.

If a potential investment is appropriate for either the Fund or another entity managed by the Adviser or its affiliates, the Adviser and its affiliates have an allocation policy that provides that opportunities will be allocated among those accounts for which participation in the respective opportunity is considered most appropriate, taking into account, among other considerations. First, the allocation policy looks to the investment objectives of the funds managed by the Adviser and its affiliates. To the extent the opportunity is consistent with the investment objectives of more than one fund managed by the Adviser and its affiliates, the allocation policy then looks to other factors, such as:

•	which fund has available cash (including availability under lines of credit) to acquire the investment;

•	whether there are any positive or negative income tax effects on any of the funds relating to the purchase;

•	whether the investment opportunity creates geographic, asset class or tenant concentration / diversification concerns for any of the funds;

•	how the investment size, potential leverage, transaction structure and anticipated cash flows affect each fund, including earnings and distribution coverage; and

•	whether one or more of the funds has an existing relationship with the tenant(s), operator, facility or system associated with the investment, or a significant geographic presence that would make the investment strategically more important.

The Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with its internal conflict of interest and allocation policies. The Adviser will seek to allocate investment opportunities among such entities in a manner that is fair and equitable over time and consistent with its allocation policy. However, there is no assurance that such investment opportunities will be allocated to the Fund fairly or equitably in the short-term or over time and there can be no assurance that the Fund will be able to participate in all such investment opportunities that are suitable for it. Please see “Risk Factors—Conflicts of Interest” for a description of risks associated with conflicts of interest.

Below are policies and procedures developed by Highland and the Adviser to address various conflicts of interest that may involve the Fund.

Affiliated Services

In situations where Highland and/or its affiliates, including, without limitation, any of their respective employees, provide services (including servicing as an officer or director) to various companies in which the Fund has an interest, the relevant employee(s) must promptly notify Highland’s Chief Compliance Officer of the activity prior to commencement of the service. All compensation in whatever form, including any non-cash compensation such as restricted shares, attributable to the Fund’s interest in such companies must be immediately paid to the Fund in proportion to the Fund’s relative ownership of such companies as of the date paid.

Portfolio Management

The Adviser’s policies also require the Adviser and its personnel to (i) ensure that the investment advice provided to the Fund is suitable to the Fund’s investment objectives, needs and circumstances; (ii) ensuring fair and equitable allocations of investment opportunities among the Fund and the Adviser’s other advisory clients and in the aggregation of orders; and (iii) trading for the Fund only on an agency basis.

The portfolio manager and his or her team are responsible for the monitoring and positioning of the investments of the Fund. This includes the evaluation of a variety of factors affecting each investment such as industry and currency risks, concentration and liquidity and the suitability of the investment for the Fund.

The Adviser will not consider (i) performance fees or differences in management fees between accounts in determining allocations, (ii) direct and indirect ownership of the Adviser or its affiliates or employees in an account in determining allocations, and (iii) relative performance of accounts in determining allocations.

Capital Structure Conflicts

Conflicts may arise in cases when the Fund invests in different parts of an issuer’s capital structure, including circumstances in which one or more advisory clients of Highland or the Adviser own private securities or obligations of an issuer and other clients may own public securities of the same issuer. As discussed above, in the event of conflicting interests within an issuer’s capital structure, Highland will generally pursue the strategy that Highland believes will maximize value for Highland advised accounts overall (without regard to the nature of the accounts involved or fees received from such accounts):

(i) This strategy may be recommended by one or more investment professionals of Highland or the Adviser;

(ii) A single person may represent more than one part of an issuer’s capital structure;

(iii) The recommended course of action will be presented to the Adviser’s conflicts committee (the “Conflicts Committee”) for final determination as to how to proceed. The Adviser may elect, but is not required, to assign different teams to make recommendations for different parts of the capital structure as the Conflicts Committee determines in its discretion. In the event any personnel of Highland or the Adviser serve on the Board of the subject company, they should recuse themselves from voting on any Board matter with respect to a transaction that has an asymmetrical impact on the capital structure;

(iv) personnel of Highland or the Adviser that serve as board members may still make recommendations to the Conflicts Committee; and

(v) If any such persons are also on the Conflicts Committee, they may recuse themselves from the Committee’s determination. Highland and the Adviser may use external counsel for guidance and assistance.

Investment Negotiation

Whenever an investment professional proposes to negotiate a term other than price for an investment (including any amendments), he/she must check to see if the investment (or any other position in the issuer’s capital structure) is held (or proposed to be invested) in both retail and institutional accounts. If the investment is held in both retail and institutional accounts, that person must contact the Adviser’s Chief Compliance Officer for guidance:

(i) The transaction is generally permitted if all accounts are in the same part of the capital structure and participate in the investment pro rata.

(ii) Alternatively, a “Chinese Wall” between retail/institutional investment decision-making must be imposed.

Affiliated Transactions and Cross Trading

In order to ensure that any proposed affiliated transactions are consistent with applicable law and the governing documents of the relevant client accounts of Highland or the Adviser, advance approval of the Adviser’s Chief Compliance Officer must be obtained prior to effecting or otherwise engaging in the affiliated transaction or arrangement that involves any clients or portfolio companies.

In addition, any cross trades made by Fund shall also comply with the policy outlined below.

Prior to executing any cross trade involving the Fund, the employee(s) recommending the transaction will be responsible for preparing a Cross Trade Compliance Form (the “Form”), which is intended to help ensure that all cross trades are executed in full compliance with Highland’s or the Adviser’s fiduciary duties and applicable Advisers Act and 1940 Act provisions, including, but not limited to, Rule 17a-7 thereunder. Set forth below is a summary of the Form requirements and the compliance procedures with respect to cross trades and principal trades:

(i) Each portfolio manager (or other investment professional) recommending the trade shall determine in general with respect to a transaction that its client would not be disfavored by the transaction, that the transaction is in the best interests of its client, and that the transaction is otherwise consistent with Highland’s or the Adviser’s fiduciary duties (including the duty to obtain best execution) to such client. The employee must indicate on the Form the reasons why the proposed transaction is suitable for each account and affirm certain other representations.

(ii) The investment professional that monitors the issuer of the security or asset being transferred shall certify that all material information regarding the issuer has been made available to the portfolio manager(s) in connection with their decision to enter into the trade.

(iii) If the pricing support includes fair valued or third party pricing service marks, a member of Highland’s valuation team shall confirm that the pricing support for the trade is accurate. With respect to any cross trade involving the Fund, all pricing support is required to be consistent with the minimum requirements set forth in Rule 17a-7 under the 1940 Act.

(iv) The Chief Compliance Officer or other designated member of Highland’s compliance team shall review the proposed trade and confirm that the trade complies with Highland’s policies and that such trade is not a principal trade.

Highland and the Adviser believe these policies and procedures are reasonably designed to prevent violations of the federal securities laws with respect to the conflicts identified above.

Section I—Quarterly Repurchases of Buying Fund Shares

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the “Repurchase Request Deadline,” which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. However, investors should not rely on repurchase offers being made in amounts in excess of 5% of Fund assets.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

Approximately 30 days (but no less than 21 days and more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether or not to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”), which will be no more than seven days after the Repurchase Pricing Date. The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV of the share class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call (844) 485-9167 to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Repurchase Payment Deadline. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Board may, but is not required to, authorize the Fund to repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Contingent Deferred Sales Charge (“CDSC”)

Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor with respect to the sale of Class A and Class C shares, may receive a commission of up to 1.00% of the purchase price of Class A or Class C shares of $5,000,000 or more. Shareholders who tender for repurchase of such shareholder’s Class A or Class C shares within 18 months of purchase will be subject to a CDSC of 1.00% of the original purchase price, which will be deducted from repurchase proceeds, if (i) the original purchase was for amounts of $500,000 or more and (ii) the shares were purchased without an initial sales charge. The Distributor may waive the imposition of the CDSC in the following situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the CDSC will be waived at any time in the future or that such CDSC will be waived for any other shareholder. Class Z shares will not be subject to an early withdrawal charge.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.

Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

Section J—Distribution Policy and Distribution Reinvestment Policy of Buying Fund

DISTRIBUTION POLICY

The Fund’s distribution policy is to make monthly distributions to shareholders. The Fund’s Board has the ultimate discretion as to whether such distributions will be in stock or in cash. If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund which, over time, would increase the Fund’s expense ratio and reduce shareholder returns. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Distribution Reinvestment Policy.”

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period.

Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under Section 19(a) of the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the monthly distribution policy from time to time.

DISTRIBUTION REINVESTMENT POLICY

The Fund will operate under a distribution reinvestment policy administered by DST (the “Agent”). Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.

Shareholders automatically participate in the distribution reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at NexPoint Opportunistic Credit Fund, c/o DST Systems, Inc., P.O. Box 219630, Kansas City, MO 64121-9630. Such written notice must be received by the Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the distribution reinvestment policy. Under the distribution reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly-issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the distribution reinvestment policy. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the distribution reinvestment policy, the Agent will administer the distribution reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the distribution reinvestment policy.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the distribution reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the distribution reinvestment policy. There is no direct service charge to participants with regard to purchases under the distribution reinvestment policy; however, the Fund reserves the right to amend the distribution reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the distribution reinvestment policy should be directed to the Agent at NexPoint Opportunistic Credit Fund, c/o DST Systems, Inc., P.O. Box 219630, Kansas City, MO 64121-9630. Certain transactions can be performed by calling the toll free number (844) 485-9167.

Section K—U.S. Federal Income Tax Matters Relating to Buying Fund Shares

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the distribution reinvestment policy. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.

If you sell, exchange or otherwise dispose of any of your shares of the Fund (including (i) exchanging them for shares of another eligible Fund as described in “Exchange of Shares” below or (ii) through a redemption) you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of a Fund will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares.

The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Section L—Description of Buying Fund’s Capital Structure, Shares and Plan of Distribution

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on March 2, 2016. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares. The Fund does not intend to hold annual meetings of its shareholders.

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. The Fund offers three different classes of shares: Class A, Class C and Class Z shares. The Fund has received exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal charges (See IC Release No. 28908, September 22, 2009). An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts, sales loads, and ongoing fees and expenses for each share class are different. The fees and expenses for the Fund are set forth in “Fees and Fund Expenses.” The details of each share class are set forth in “Plan of Distribution.”

Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the same class of the Fund. See “Distribution Policy.” The 1940 Act may limit the payment of dividends to the holders of shares.

Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Fund’s transfer agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Fund’s transfer agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. The transfer agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

The following table shows the amounts of Fund shares that have been authorized and are outstanding as of October 31, 2016:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Shown Under (3)
Shares of Beneficial Interest	Unlimited	None	5,050

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation.

PLAN OF DISTRIBUTION

Highland Capital Funds Distributor, Inc., located at 200 Crescent Court, Suite 700, Dallas, Texas 75201, serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to various conditions. The Fund’s shares are offered for sale through the Distributor at NAV plus the applicable sales load. The Distributor also may enter into selected dealer agreements with other broker dealers for the sale and distribution of the Fund’s shares. The Fund’s continuous offering is expected to continue in reliance on Rule 415 under the Securities Act until the earlier of the date the

Fund has sold 3,298,774 shares or two years from the date the registration statement, of which this prospectus is a part, which may be extended by the Fund’s Board. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its reasonable efforts to sell the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

The Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares, and is payable on a quarterly basis. Class A and Class Z shares are not currently subject to a Distribution Fee. Class A and Class C shares are subject to a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to the respective share class.

Additional Broker Dealer Compensation

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources (which may include the Adviser’s legitimate profits from the advisory fee it receives from the Fund), may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares (the “Additional Compensation”). There is no limit on the amount of additional compensation paid by the Adviser or its affiliates, subject to the limitations imposed by FINRA. In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments. The payment of Additional Compensation may also have the effect of increasing the Fund’s assets under management, which would increase management fees payable to the Adviser.

Additionally, the Fund, the Adviser and/or their respective affiliates, may pay a servicing fee to the Distributor and to other selected securities dealers and other financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Pursuant to a Shareholder Servicing Plan and Agreement, the Fund’s (and, indirectly, the Class A and Class C holders’) share of such servicing fees will not exceed an annual rate of 0.25% of the Fund’s average daily net asset value.

Prior to the initial public offering of shares, Highland Capital Management, L.P. purchased $101,000 in Class Z shares of the Fund, which amount is in excess of the net worth requirements of Section 14(a) of the 1940 Act.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if their account is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to NexPoint Opportunistic Credit Fund to:

Regular Mail

NexPoint Opportunistic Credit Fund

c/o DST Systems, Inc.

P.O. Box 219630

Kansas City, MO 64121-9630

Express Mail

NexPoint Opportunistic Credit Fund

c/o DST Systems, Inc.

430 W. 7th Street

Kansas City, MO 64105

All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $500. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire – Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at (844) 485-9167 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

ABA #: (number to be provided by calling toll-free number above)

Credit: DST Systems, Inc.

NexPoint Opportunistic Credit Fund

Account #: (number to be provided by calling toll-free number above)

Further Credit: (shareholder registration) (shareholder account number)

By Wire – Subsequent Investments

Before sending a wire, investors must contact the transfer agent to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan – Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account. Please contact the Fund at (844) 485-9167 for more information about the Fund’s Automatic Investment Plan.

By Telephone

Investors may purchase additional shares of the Fund by calling (844) 485-9167. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, DST will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call DST at (844) 485-9167 for additional assistance when completing an application.

If DST does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/ documentation is not received.

Exchange of Shares

Shareholders of the Fund whose shares are repurchased during a Repurchase Offer may exchange those shares for shares of the same share class of any other closed-end fund managed by the Adviser or its affiliates or any of the series within Highland Funds I or Highland Funds II. As of August 31, 2016, the Adviser manages the following other daily NAV closed-end funds, which are available for shareholders to exchange: NexPoint Real Estate Strategies Fund. Such exchanges will be effected at the daily NAV per share. Such exchanges will be available during all Repurchase Offer periods, subject to the limitations set forth below. Call (844) 485-9167 for the prospectus of the fund being purchased, including applicable investment minimums, and read it carefully before investing.

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Fund may reject any exchange request for any reason, including if it does not think that the exchange is in the best interests of the Fund and/or its shareholders. The Fund may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Fund or if the Fund otherwise determines that your exchange activity is contrary to its short-term trading policies and procedures.

Unless you are a tax-exempt investor or your account is part of a tax-deferred retirement account or other tax-advantaged arrangement, an exchange is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes. See “U.S. Federal Income Tax Matters.” To exchange by telephone, call (844) 485-9167. Please have your account and taxpayer identification number available when calling.

Financial Consultants – Subsequent Investments

Investors may purchase additional shares of the Fund by contacting their financial consultants, such as a broker or Adviser, and such intermediaries can arrange additional purchases for them.

Share Class Considerations

When selecting a share class, you should consider the following:

•	which share classes are available to you;

•	how much you intend to invest;

•	how long you expect to own the shares; and

•	total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Class A Shares

Class A shares are sold at the prevailing net asset value per Class A share plus the applicable sales load (which may be reduced as described below); however, the following are additional features that should be taken into account when purchasing Class A shares:

•	a minimum initial investment of $500 for regular accounts and $50 for retirement plan accounts, and a minimum subsequent investment of (i) $50 under the Fund’s automatic investment program and (ii) $50 if not made pursuant to the automatic investment program;

•	a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class A shares; and

•	shareholders tendering Class A shares fewer than 18 months after the original purchase date may be subject to a CDSC of 1.00%, which will be deducted from repurchase proceeds, if (i) the original purchase was for amounts of $500,000 or more and (ii) the shares were purchased without an initial sales charge.

The price of the Class A shares during the Fund’s continuous offering will fluctuate over time with the net asset value of the Class A shares. Investors in Class A shares will pay a sales load based on the amount of their investment, which may range from 0.0% to 5.75%, as set forth in the table below. A reallowance will be made from the sales load paid by each investor as shown on the table below. There are no sales loads on reinvested distributions. The Fund reserves the right to waive broker commissions. The following sales loads apply to your purchases of Class A shares of the Fund:

Amount Invested	Dealer Reallowance	Distributor Fee	Total Sales Load as a % of Offering Price	Total Sales Load as a % of Amount Invested
Under $50,000	5.00%	0.75%	5.75%	6.10%
$50,000 to $99,999	4.50%	0.50%	5.00%	5.26%
$100,000 to $249,999	3.50%	0.50%	4.00%	4.17%
$250,000 to $499,999	2.50%	0.50%	3.00%	3.09%
$500,000 and above*	* *	None	* *	see below

*	Class A shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase. Subsequent Class A Share purchases that bring a shareholder’s account value above $500,000 are not subject to a frontend sales charge, but are subject to a CDSC if redeemed within 18 months of purchase. The 18-month period begins on the day the purchase is made. The CDSC does not apply to load waived shares purchased for certain retirement plans or other eligible fee-based programs.
**	A selling broker may receive a commission on purchases of Class A shares of $500,000 or above as detailed below:

Amount Invested	Dealer Reallowance
Less than $5,000,000	1.00%
$5,000,000 to less than $25,000,000	0.50%
$25,000,000 or more	0.25%

You may be able to buy Class A shares without a sales charge (i.e., “load-waived”) when you are:

•	reinvesting dividends or distributions;

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage service;

•	exchanging an investment in Class A (or equivalent type) shares of another fund for an investment in the Fund;

•	a current or former director or Trustee of the Fund;

•	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings or any dependent of the employee, as defined in section 152 of the Code) of the Fund’s Adviser or its affiliates or of a broker-dealer authorized to sell shares of the Fund;

•	purchasing shares through the Fund’s Adviser; or

•	purchasing shares through a financial services firm (such as a broker-dealer, Adviser or financial institution) that has a special arrangement with the Fund.

In addition, concurrent purchases of Class A shares by related accounts may be combined to determine the application of the sales load. The Fund will combine purchases made by an investor, the investor’s spouse or domestic partner, and dependent children when it calculates the sales load.

It is the investor’s responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of the purchase order. If you purchase Class A shares directly from the Fund, you must notify the Fund in writing. Otherwise, notice should be provided to the financial intermediary through whom the purchase is made so they can notify the Fund.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of the Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;

•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund’s Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Class C Shares

Class C shares are sold at the prevailing NAV per Class C share; however, the following are additional features that should be taken into account when purchasing Class C shares:

•	a minimum initial investment of $500 for regular accounts and $50 for retirement plan accounts, and a minimum subsequent investment of (i) $50 under the Fund’s automatic investment program and (ii) $50 if not made pursuant to the automatic investment program;

•	a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class C shares;

•	a Distribution Fee which will accrue at an annual rate equal to 0.75% of the average daily net assets of the Fund attributable to Class C shares; and

•	an early withdrawal charge equal to 1.0% of the original purchase price of Class C shares repurchased by the Fund for repurchases of Class C shares within 18 months following such shareholder’s initial purchase.

•	The Distributor will pay your financial advisor an up-front commission of 1.00% on sales of Class C shares.

The price of the Class C shares during the Fund’s continuous offering will fluctuate over time with the net asset value of the Class C shares. Investors in Class C shares will not pay any upfront sales charges. A selling broker may receive commissions on purchases of Class C shares over $1,000,000.

Class Z Shares

Class Z shares will be sold at the prevailing NAV per Class Z share and are not subject to any upfront sales charge. The Class Z shares are not subject to a Distribution Fee, early withdrawal charges or a monthly shareholder servicing fee. Class Z shares may only be available through certain financial intermediaries. Because the Class Z shares of the Fund are sold at the prevailing NAV per Class Z share without an upfront sales charge, the entire amount of your purchase is invested immediately. However, Class Z shares require a minimum investment of $100,000 and a minimum subsequent investment in any amount. The Fund reserves the right to waive minimum investment amounts.

Shareholder Service Expenses

The Fund has adopted a “Shareholder Servicing Plan and Agreement” (the “Plan”) under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have a multi-class structure, CDSCs and distribution and shareholder servicing fees. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Servicing Plan and Agreement, the Fund may incur expenses on an annual basis equal to 0.25% of its average net assets.

In addition to payments under the Plan, from time to time the Fund may pay broker-dealers and other intermediaries’ account-based fees for networking and account maintenance. In addition, the Adviser and/or the Distributor may, from time to time, at their own expense out of the revenues they receive from the Fund and/or its own financial resources, make cash payments to broker-dealers and other financial intermediaries (directly and not as an expense of a Fund) as an incentive to sell shares of the Fund and/or to promote retention of customer assets in the Fund. Such cash payments may be calculated on sales of shares of the Fund (“Sales-Based Payments”) or on the average daily net assets of the Fund attributable to that particular broker-dealer or other financial intermediary (“Asset-Based Payments”). Each of the Adviser and/or the Distributor may agree to make such cash payments to a broker-dealer or other financial intermediary in the form of either or both Sales-Based Payments and Asset-Based Payments.

The Adviser and/or the Distributor may also make other cash payments to broker-dealers or other financial intermediaries in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers or other financial intermediaries and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Fund sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer or other financial intermediary that is a financial advisor; or other expenses as determined in the Adviser or the Distributor’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers or other financial intermediaries. Any payments described above will not change the price paid by investors for the purchase of the shares of the Fund, the amount that the Fund will receive as proceeds from such sales, or the amounts payable under the Plan.

Section M—Legal Matters

Certain legal matters regarding the validity of the shares offered hereby will be passed upon for the Fund by Richards, Layton & Finger, P.A., One Rodney Square, 920 North King Street, Wilmington, Delaware 19801. Certain legal matters in connection with the shares will be passed upon for the Fund by Morris, Manning & Martin, LLP, 1600 Atlanta Financial Center 3343 Peachtree Road, NE Atlanta, GA 30326.

Section N—Reports To Shareholders

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call (844) 485-9167 to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

Section O—Independent Registered Public Accounting Firm and Additional Information

KPMG LLP has been appointed the independent registered public accounting firm for the Fund. The audited financial statements of the Fund as of and for the period ended October 7, 2016 included in the SAI have been so included in reliance on the report of KPMG LLP, independent registered public accounting firm, given on the authority of the firm as experts in auditing and accounting. KPMG LLP is located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111.

ADDITIONAL INFORMATION

The Proxy Statement/Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file Nos. 811-23152 and 333-210385). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

Section P—Comparison of Organizational Documents

This chart highlights the material differences between the terms of the Declarations of Trust and By-Laws of the Buying Fund (NOCF) and Selling Fund (HOCF).

Policy	Buying Fund (NOCF)	Selling Fund (HOCF)
Shareholder Liability	Shareholders are protected from liability under Delaware statutory law, which provides that shareholders have the same limitation of personal liability as is extended to shareholders of a private corporation for-profit incorporated in the state of Delaware.	Shareholders are protected from personal liability in connection with series property or the acts, obligations or affairs of the trust. Shareholders are protected from liability under Delaware statutory law, which provides that shareholders have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the state of Delaware.
Shareholder Voting Rights

Shareholders have the power to vote only (i) for the election of trustees, including filling any vacancies in the Board; (ii) with respect to such additional matters relating to the trust as may be required by the Declaration of Trust, the By-Laws, the 1940 Act or any registration statement of the trust filed with the SEC; and (iii) on such other matters as the trustees may consider necessary or desirable.

Shares may be voted in person or by proxy. All shares entitled to vote on a matter vote separately by series and, if applicable, by class, subject to: (1) where the 1940 Act requires all shares to be voted in the aggregate without differentiation between the separate series or classes; and (2) if any matter affects only the interests of some but not all series or classes, then only the shareholders of such affected series or classes can vote on the matter.

There is no cumulative voting in the election of trustees or any other matter.

Shareholders cannot vote on any matter, except when a vote is required by law, the Declaration or resolution of the trustees. Any matter required to be submitted for shareholder approval and affecting more than one series or class requires approval by the required vote of shares and, if such matter affects one or more series or classes thereof differently, approval by the required vote of shares of each such series or class voting as a separate series or class is required to be approved; provided that except to the extent required by the 1940 Act, there is no separate class votes on the election or removal of trustees or the selection of auditors for the trust and its series.

Shareholders may vote by proxy, provided that it has been placed on file with the secretary, or with such other officer or agent of the trust as the secretary may direct, for verification prior to the time at which such vote is taken.

There is no cumulative voting in the election or removal of trustees.

Policy	Buying Fund (NOCF)	Selling Fund (HOCF)
	Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a fractional vote.	Each full share is entitled to one vote and each fractional share is entitled to a vote equal to its fraction of a full share.
Shareholder Meetings

The trust is not required to hold annual shareholder meetings.

A shareholder meeting for the purpose of electing trustee(s) may be called by the trustees or, to the extent provided by the 1940 Act, by the shareholders. Shareholders can remove a trustee only to the extent provided by the 1940 Act.

Whenever ten or more shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, seek the opportunity to furnish materials to the other shareholders to obtain signatures on such a request for a meeting, the trustees will comply with Section 16(c) and provide access to the list of the shareholders of record or mail such materials to shareholders of record, subject to any rights provided to the trust or any trustees by Section 16(c).

The trust may, but is not be required to, hold annual shareholder meetings. The trustees alone can call an annual or special shareholder meeting at any time only. Any shareholder meeting will be held at a time designated by the trustees.
Shareholder Quorum	Thirty-three and one-third percent (33 1/3%) of the shares present or represented by proxy at a shareholders’ meeting constitutes a quorum, except when a larger quorum is required by applicable law. When a separate vote by one or more series or classes is required, thirty-three and one-third percent (33-1/3%) of the shares of each such series or class present in person or by proxy constitute a quorum at a shareholders’ meeting of such series or class. Subject to the provisions of the Declaration of Trust, the By-Laws or applicable law which requires a different vote: (1) in all matters other than the election of trustees, the affirmative vote of the majority cast at a shareholders’ meeting at which a quorum is present is the act of the shareholders;

The holders of one-third of the outstanding shares on the record date present in person or by proxy constitutes a quorum. The holders of one-third of the outstanding shares of the affected series or classes on the record date present in person or by proxy constitutes a quorum on which a vote of shareholders of such series or classes, respectively, is being taken.

Any adjourned meeting may be adjourned one or more times without further notice not later than 130 days after the record date.

Policy	Buying Fund (NOCF)	Selling Fund (HOCF)
(2) trustees is elected by a plurality of the votes cast at a shareholders’ meeting at which a quorum is present.
Shareholder Consent	Any action which can be taken at a shareholder meeting may be taken without a meeting and without prior notice if shareholders sign a written consent and have the minimum number of votes necessary to authorize or take action at a meeting at which all shares entitled to vote on that action were present and voted. All consents must be filed with the trust’s secretary and is maintained in the trust’s records. Any shareholder giving a written consent or the shareholder’s proxy holders or a transferee of the shares or a personal representative of the Shareholder or its respective proxy-holder can revoke the consent by a writing received by the trust’ secretary before written consents of the number of shares required to authorize the proposed action have been filed.	Any action which may be taken by shareholders by vote may be taken without a meeting if the shareholders entitled to vote consent to the action in writing and the written consents are filed with the records of the shareholder meeting. Such consent is treated for all purposes as a vote taken at a shareholders meeting.

If the consents of all shareholders entitled to vote have not been solicited in writing and if the unanimous written consent of all such shareholders is not received, the secretary will give prompt notice of the action taken without a shareholder meeting.

Notice to Shareholders of Record Date	Shareholders are entitled to at least fifteen (15) days’ notice of any meeting. For purposes of determining the shareholders entitled to notice of any meeting or to vote or entitled to give consent to action without a meeting, the Board may fix in advance a record date which shall not be more than one hundred eighty (180) days nor less than seven (7) days before the date of that meeting.	Notice of all meetings of shareholders, stating the time, place and purposes of the meeting, is given by the trustees by mail to each shareholder of record entitled to vote at its registered address, mailed at least 10 days before the meeting.

Policy	Buying Fund (NOCF)	Selling Fund (HOCF)
The trustees may set a record date for determining the shareholders entitled to notice of or to vote at any meeting the trustees may, without closing the transfer books, fix a record date not more than 100 days prior to the date of such shareholder meeting.
Shareholder Proxies

Shareholders may vote in person or by proxy.

In advance of any shareholder meeting, the trustees may appoint Inspectors of Election to act at the meeting or any adjournment thereof. The Inspectors of Election determine the number of shares outstanding, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, shall receive votes, ballots or consents, shall hear and determine all challenges and questions in any way arising in connection with the right to vote, shall count and tabulate all votes or consents, determine the results, and do other acts as may be proper to conduct the election or vote with fairness.

Shareholders may vote by proxy, provided that it is placed on file with the secretary, or with such other officer or agent of the trust as the secretary may direct, for verification prior to the time of the vote. Pursuant to a resolution of a majority of the trustees, proxies may be solicited in the name of one or more trustees or one or more of the officers or employees of the trust.

In advance of any meeting of shareholders, the trustees may appoint Inspectors of Election to act at the meeting or any adjournment. The Inspectors of Election determine the number of shares outstanding, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, receive votes, ballots or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine the results, and do other acts as may be proper to conduct the election or vote with fairness.

When any share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such share, but if more than one of them is present in person or by proxy, and such joint owners or their proxies disagree, such vote shall not be received in respect of such share.

Policy	Buying Fund (NOCF)	Selling Fund (HOCF)
The trustees have the authority to make and modify regulations regarding the validity of proxies. In addition to signed proxies, such regulations may authorize facsimile, telephonic, internet and other methods of appointing a proxy that are subject to such supervision by or under the direction of the trustees.
Shareholder Demand Procedure	(a) No person, other than a trustee, who is not a shareholder of a particular series or class, is entitled to bring any derivative action, suit or other proceeding on behalf of the trust with respect to such series or class. No shareholder of a series or a class may maintain a derivative action on behalf of the trust or a General Direct Action, unless holders of at least ten percent (10%) of the outstanding shares of the respective series or class join in the bringing of the derivative action or General Direct Action.	Except to the extent required for a Delaware business corporation, the shareholders shall have no power to vote as to whether a court action, legal proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust, any series or the shareholders thereof.
(b) In addition to the derivative action requirements set forth in Section 3816 of the Delaware Statutory Trust Act and subsection (a) above, a shareholder can bring a derivative action on behalf of the trust or a General Direct Action only if the following conditions are met: (i) the shareholder makes a pre-suit demand to the trustees to bring the action unless an effort is not likely to succeed; a demand will only be deemed unlikely to succeed if a majority of the trustees, or a majority of any committee established to consider the merits of such action, is composed of trustees who are not “independent trustees”; and (ii) unless a demand is not required under clause (i) of this paragraph, the trustees must be afforded a reasonable amount of time to consider the shareholder request and investigate the basis of such claim;

Policy	Buying Fund (NOCF)	Selling Fund (HOCF)
and the trustees are entitled to retain counsel or other advisors in considering the merits of the request and may require the shareholder making the request to reimburse the trust for that if the trustees determine not to bring the action. The trustees may designate a committee of one or more trustees to consider a shareholder demand.
Trustee Power to Amend Organizational Document

The trustees may amend the Declaration of Trust at any time by a writing, signed by a majority of the then trustees, and, if required, by approval of such amendment by shareholders.

Shareholder approval is required to adopt any amendments which would adversely affect to a material degree the rights and preferences of the shares of any series or class already issued; however, in the event that the trustees determine that the trust will no longer be operated as an investment company, trustees may adopt such amendments to delete those terms required by the 1940 Act.

The Board expressly reserves the right to amend or repeal any provision of the By-Laws. Action by the trustees with respect to the By-Laws is taken by an affirmative vote of a majority of the trustees.

The trustees may amend the Declaration of Trust in any respect by the affirmative vote or approval in writing of two-thirds of the trustees and without a shareholder vote, except as may be required by the 1940 Act.

Until such time as shares are issued and outstanding, the Declaration of Trust may be terminated or amended in any respect by an affirmative majority vote of the trustees or by an instrument signed by a majority of the trustees.

The trustees have the power to amend or repeal the By-Laws or adopt new By-Laws at any time. Action by the trustees with respect to the By-Laws are taken by an affirmative vote of a majority of the trustees.

Termination of Trust	The trust may be dissolved at any time by vote of a majority of the shares entitled to vote or by the Board by written notice to the shareholders. Any series may be dissolved at any time by vote of a majority of the shares of that series or by the Board by written notice to the shareholders of that series.	The trust or any series may be dissolved by the affirmative vote of a majority of the trustees, and without any vote of the shareholders thereof, except as may be required by the 1940 Act.

Policy	Buying Fund (NOCF)	Selling Fund (HOCF)
Merger or Consolidation	A majority of the trustees have the power to cause the trust or any series to be merged or consolidated with another trust or company. The trustees may accomplish a merger or consolidation without a shareholder vote, unless such vote is required by law or would result in an amendment of the Declaration of Trust, which would otherwise require shareholder approval.	The trust or any series may merge or consolidate with any other business entity as authorized by two-thirds of the trustees and without any vote by the shareholders of the trust or any series or class, except as may be required by the 1940 Act.
Removal of Trustees

Trustees may be removed with or without cause by majority vote of the trustees at a duly constituted meeting.

Shareholders have the power to remove a trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder.

Any trustee may be removed (provided the aggregate number of trustees after such removal is not less than the minimum number required) for cause at any time by written instrument, signed by two-thirds of the remaining trustees, specifying the date when the removal comes into effective. Any trustee may be removed (provided the aggregate number of trustees after such removal is not less than the minimum number required) without cause at any time by a written instrument, signed or adopted by two thirds of the remaining trustees or by vote of shares having not less than two-thirds of the aggregate number of shares entitled to vote in the election of such trustee, specifying the date when such removal comes effective.
Trustee Committees	The trustees may appoint from their own number and terminate committees consisting of one or more trustees, which can exercise the powers and authority of the trustees to the extent that the trustees determine.	The trustees may designate one or more committees which have all or a lesser portion of the authority of the entire Board as the trustees so determine, except to the extent action by the entire board of trustees or particular trustees is required by law.

Policy	Buying Fund (NOCF)	Selling Fund (HOCF)
Trustee Liability	Trustees are not subject to personal liability, except by reason of willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Additionally, trustees are not personally liable for any neglect or wrong-doing of any officer, agent, or employee of the trust or for any act or omission of any other trustee.

Trustees are not subject to personal liability, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Additionally, trustees are not personally liable for any neglect or wrong-doing of any officer, agent, or employee of the trust or for any act or omission of any other trustee.

Trustees will look solely to the series property of the affected series for satisfaction of claims of any nature arising in connection with the affairs of the trust. If any trustee is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he is not held to any personal liability.

Trustee Indemnification	The Trust indemnifies each Trustee from and against claims and demands arising out of or related to such trustee’s performance of duties as a trustee. This applies to events occurring at the time a person serves as a trustee whether or not such person is a trustee at the time of any proceeding in which liability is asserted.	The trust indemnifies each of its trustees against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and attorneys’ fees incurred in connection with the defense of any civil or criminal suit or action, except with respect to any matter (i) as to which the trustee did not act in good faith in the reasonable belief that his action was in the best interest of the trust or the respective series of the trust and furthermore, in the case of any criminal proceeding, as to which he had reasonable cause to believe that the conduct was unlawful; or (ii) where the trustee acted in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such trustee’s office.

Policy	Buying Fund (NOCF)	Selling Fund (HOCF)

With respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification is mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was (1) authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification and is found to be entitled to such indemnification. The rights to indemnification set forth in the Declaration shall continue as to a person who has ceased to be a trustee and will inure to the benefit of his or her heirs, executors and personal and legal representatives.

Expenses, including counsel fees, so incurred by any such trustee (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) will be paid from time to time by the trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such trustee to repay amounts so paid to the trust if it is ultimately determined that indemnification of such expenses is not authorized, provided, however, that either (a) such trustee provided appropriate security for such undertaking, (b) the trust is insured against losses arising from any such advance payments, or (c) either a majority of the disinterested trustees acting on the matter (provided that a majority of the disinterested trustees then in office act on the matter), or independent legal counsel in a written opinion, has determined, based upon a review of readily available facts, that there is reason to believe that such trustee will be found entitled to indemnification.

Policy	Buying Fund (NOCF)	Selling Fund (HOCF)
Subject to any limitations by applicable law, the trust can indemnify and provide for the advance payment of expenses from the assets of the affected series to the full extent as corporations organized under the Delaware General Corporation Law can provided that such indemnification has been approved by a majority of the trustees.
Dividends	The trustees may declare and pay dividends and distributions to shareholders from trust property.

Dividends and distributions may be paid to shareholders from the trust’s net income and capital gains from the assets belonging to the applicable series with the frequency as the trustees may determine, which may be daily or otherwise.

All dividends and distributions on each class of a series is distributed pro rata to the holders of shares of that class in proportion to the number of shares of that class held by such holders at the date and time of record established for the payment of such dividends or distributions, and such dividends and distributions need not be pro rata with respect to dividends and distributions paid to shares of any other class of such series. Dividends and distributions are paid with respect to shares of a given class only out of lawfully available assets attributable to such class.

Capitalization	The beneficial interest in the trust shall at all times be divided into an unlimited number of shares, without par value.	The beneficial interest in the trust shall at all times be divided into an unlimited number of shares at $.001 par value per share.

Policy	Buying Fund (NOCF)	Selling Fund (HOCF)
Number of Trustees and Vacancies

The number of trustees may be fixed by the trustees from time to time by a written instrument signed, or a resolution approved at a duly constituted meeting, by a majority of the trustees, provided, however, that the number of trustees cannot be fewer than 1 or more than 15.

Vacancies in the board of trustees may be filled by a majority of the remaining trustees at a duly constituted meeting. The shareholders may elect trustees, including filling any vacancies in the Board, at any shareholder meeting called by the Board for that purpose.

Prior to any share offering, there may be a sole trustee and thereafter there must be at least 3 and no more than 15; each must be at least 21 years old and not have a legal disability. No reduction in the number of trustees will have the effect of removing any trustee from office prior to the expiration of his or her term. Trustees need not own shares and may succeed themselves in office.

The remaining trustees may fill vacancies by appointing a qualified individual by a written instrument signed by a majority of the trustees then in office or by election by the shareholders, or may leave such vacancy unfilled or may reduce the number of trustees (provided the aggregate number of trustees after such reduction is not less than the required minimum number).

Independent Chair of the Board	The Declaration of Trust and By-Laws do not require an independent chair of the board of trustees.	The Declaration of Trust and By-Laws do not require an independent chair of the board of trustees.
Inspection of Books and Records	The original or a copy of the Declaration of Trust and of each amendment thereto, is kept at the principal executive office of the trust where it may be inspected by any shareholder.	The records of the trust are open to inspection by persons who have been holders of record of at least $25,000 in net asset value or liquidation preference of shares for a continuous period of not less than 6 months to the same extent and for the same purposes as is permitted under the Delaware General Business Corporation Law to shareholders of a Delaware business corporation.

Policy	Buying Fund (NOCF)	Selling Fund (HOCF)
Involuntary Redemption of Accounts	The trustees may redeem, repurchase and transfer shares pursuant to applicable law.	The trustees can redeem shares of any series or class at a redemption price determined in accordance with the Declaration of Trust, (i) if at any time the total investment in such account does not have a value of at least such minimum amount as specified in the prospectus, (ii) to pay for certain charges of distribution or (iii) to the extent a shareholder beneficially owns shares equal to or in excess of a percentage of shares of the trust or any series or class determined from by the trustees and specified in the prospectus. In the event the trustees exercise this power, the shareholder is notified that the value of his account is less than the applicable minimum amount and is allowed 30 days to make an appropriate investment before redemption is processed.

Exhibit A—Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of December 19, 2016, is by and among Highland Funds I (the “Target Company”) on behalf of its series Highland Opportunistic Credit Fund (the “ Target Fund”), NexPoint Opportunistic Credit Fund (the “Acquiring Fund”), and, for purposes of paragraphs 4.1, 7.3 and 10.2 of this Agreement only, Highland Capital Management Fund Advisors, L.P. (“Highland”).

The reorganization contemplated by this Agreement consists of the transfer of all assets attributable to each class of the Target Fund’s shares in exchange for Acquisition Shares (as defined in paragraph 1) of the corresponding class of shares of the Acquiring Fund, the Acquiring Fund’s assumption of all Obligations of the Target Fund and the distribution of the Acquisition Shares to Target Fund shareholders in liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement.

This Agreement is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

The parties therefore agree as follows:

1.	DEFINITIONS.

“Acquiring Fund Prospectus” means, collectively, the prospectus and statement of additional information of the Acquiring Fund, as amended or supplemented from time to time.

“Acquisition Shares” means the shares of the Acquiring Fund to be issued to the Target Fund in a reorganization under this Agreement.

“Closing” means the time at which the transaction contemplated by paragraph 2.1 is consummated.

“Closing Date” means the date on which the Closing occurs.

“Investments” means the Target Fund’s investments that would be shown on its schedule of investments if such a schedule were prepared as of the close of business on the Valuation Date.

“Liquidation Date” means the date on which the Target Fund liquidates and distributes the Acquisition Shares to its shareholders of record pursuant to paragraph 2.1.

“Obligations” means all liabilities and obligations of the Target Fund of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date.

“Target Fund Prospectus” means, collectively, the prospectus or statement of additional information of the Target Fund, as amended or supplemented from time to time.

“Valuation Date” means the business day preceding the Closing Date.

2.	TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ASSUMPTION OF OBLIGATIONS AND ACQUISITION SHARES AND LIQUIDATION OF THE TARGET FUND.

2.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	The Target Fund will transfer and deliver to the Acquiring Fund all its assets, as set forth in paragraph 2.2;

(b)	The Acquiring Fund will assume all Obligations; and

(c)	The Acquiring Fund will issue and deliver to the Target Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class

(including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 3.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 3.2. Such transactions shall take place at the Closing.

2.2.	The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Target Fund on the Closing Date, including any prepaid expenses, other than unamortized reorganizational expenses, shown as an asset on the books of the Target Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Target Fund’s current and former trustees or directors and officers, acting in their capacities as such shall survive the reorganization, and shall continue in full force and effect, without any amendment thereto. The Acquiring Fund further agrees that such rights and limitations may be asserted against the Acquiring Fund, its successors or assigns.

2.3.	On the Liquidation Date, the Target Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date, the Acquisition Shares of the corresponding class received by the Target Fund pursuant to paragraph 2.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

2.4.	With respect to Acquisition Shares distributable pursuant to paragraph 2.3 to a Target Fund shareholder holding a certificate or certificates for shares of the Target Fund, if any, on the Valuation Date, the Target Fund will not permit such shareholder to receive Acquisition Share certificates therefor, to exchange such Acquisition Shares for shares of other investment companies, to effect an account transfer of such Acquisition Shares or to pledge or redeem such Acquisition Shares until such Target Fund shareholder has surrendered all his or her outstanding certificates for Target Fund shares or, in the event of lost certificates, posted adequate bond.

2.5.	As soon as practicable after the Closing Date, the Target Company, on behalf of the Target Fund, shall make all filings and take all other steps as shall be necessary and proper to effect the complete dissolution of the Target Fund under applicable state law. After the Closing Date, the Target Fund shall not conduct any business except in connection with its dissolution, including compliance with the requirements of paragraph 2.4.

3.	VALUATION.

3.1.	The value of the Target Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date using the valuation procedures set forth in the organizational documents of the Acquiring Fund and/or the Acquiring Fund Prospectus for determining net asset value, after deduction for any expenses of the reorganization contemplated hereby to be paid by the Target Fund, if any, and shall be certified by the Target Fund.

3.2.	For the purpose of paragraph 3.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and/or the Acquiring Fund Prospectus for determining net asset value.

4.	CLOSING AND CLOSING DATE.

4.1.	The Closing Date shall be on such date as the Acquiring Fund and Target Fund may agree. The Closing shall be held at Highland’s offices, 300 Crescent Court, 17th Floor – Madrone Conference Room, Dallas, Texas 75201 (or such other place as the parties may agree), at such time as the parties may agree.

4.2.	On the Closing Date, the Target Fund’s assets, including all the Target Fund’s cash shall be delivered by the Target Fund to the Custodian for the account of the Acquiring Fund. All portfolio securities so delivered to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “[Custodian], custodian for [Acquiring Fund].”

4.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the New York Stock Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Target Fund or the Acquiring Fund upon the giving of written notice to the other party.

4.4.	At the Closing, the Target Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Target Fund’s shareholders and the number of outstanding shares of each class of the Target Fund owned by the Target Fund shareholder, and indicate the number, if any, of such shares represented by an outstanding share certificate, all as of the close of business on the Valuation Date. On the Closing Date, the Acquiring Fund will provide to the Target Fund evidence satisfactory to the Target Fund that the Acquisition Shares issuable pursuant to paragraph 2.1 have been credited to the Target Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Target Fund evidence satisfactory to the Target Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Target Fund’s shareholders as provided in paragraph 2.3.

4.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of Obligations, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 2.

5.	REPRESENTATIONS AND WARRANTIES.

5.1.	The Target Fund represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Target Company is duly organized, validly existing and in good standing under the laws of its state of organization;

(b)

The Target Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and, as applicable, the

Target Fund is a separate series thereof duly designated in accordance with the applicable provisions of the organizational documents of the Target Company and the 1940 Act;

(c)	The Target Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which the Target Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Target Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Target Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Target Fund;

(e)	To the knowledge of the Target Fund, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Target Fund, any of its properties or assets, or any person whom the Target Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Target Fund, as of the last day of and for its most recently completed fiscal year, audited by the Target Fund’s independent registered public accounting firm (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been filed with the Securities and Exchange Commission or furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Target Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied. In addition, the Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Target Fund’s most recently completed fiscal year;

(g)	Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, Obligations or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)

The Target Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code in respect of each taxable year since the commencement of its operations, and will continue to meet such requirements at all times through the Closing Date, , treating the Closing Date as the close of its tax year if the year does not otherwise close on such date. The Target Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. There is no other tax liability (foreign, state, local) except as accrued on the Target Fund’s books. The Target Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Target Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. Except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder. The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations. ;

(i)	Reserved.

(j)	Except as otherwise disclosed to the Acquiring Fund, as of the Closing Date: (i) the Target Fund shall have duly and timely filed all federal, state and other tax returns and reports of the Target Fund (including, but not limited to, information returns) required by law to have been filed by such date (giving effect to extensions), and all federal, state and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof; (ii) all such returns and reports are accurate and complete as of the time of their filing, and accurately state the amount of tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Target Fund; (iii) all of the Target Fund’s tax liabilities will have been adequately provided for on its books; and (iv) the Target Fund will have had no known tax deficiency or liability asserted against it or question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority, and the Target Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(k)	All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the most recent Target Fund Prospectus by the applicable Target Company) and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Target Fund are outstanding and none will be outstanding on the Closing Date;

(l)	The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund;

(m)	The execution, delivery and performance of this Agreement has been duly authorized by the directors or trustees, as applicable, of the Target Fund, and, upon approval thereof by the required majority of the shareholders of the Target Fund, this Agreement will constitute the valid and binding obligation of the Target Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquisition Shares to be issued to the Target Fund pursuant to paragraph 2 will not be acquired for the purpose of making any distribution thereof other than to the Target Fund’s shareholders as provided in paragraph 2.3;

(o)	The information provided by the Target Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 6.3, if any, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(q)	On the Closing Date, the Target Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 2.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other of its assets and Obligations to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and Obligations and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and Obligations subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund;

(r)	On the Closing Date, the Target Fund will have sold such of its assets, if any, as are necessary based on information provided by the Acquiring Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Target Fund pursuant to this Agreement, the Acquiring Fund, if classified as a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act, will remain a “diversified company” and in compliance in all material respects with such other investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(s)	No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Target Fund or the Acquiring Fund, except as previously disclosed by the Target Fund to the Acquiring Fund.

5.2.	The Acquiring Fund represents and warrants the following to the Target Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Fund is duly organized, validly existing and in good standing under the laws of its state of organization;

(b)	The Acquiring Fund is a duly registered investment company classified as a management company of the closed-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect;

(c)	Reserved

(d)	On the Closing Date, the Acquiring Fund will have good and marketable title to its assets, if any;

(e)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	Reserved;

(g)	The Acquiring Fund was formed for the purpose of effecting the transactions contemplated by this Agreement, does not have any assets prior to such transactions (other than assets necessary to facilitate the transactions) and, prior to the Closing Date, will have carried on no business activities (apart from holding the initial investment of the initial shareholder);

(h)	Reserved;

(i)	The Acquiring Fund was established by the trustees thereof in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a “regulated investment company” for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a “regulated investment company” and until such time will take all steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code;

(j)	As of the Closing Date, no federal, state or other tax returns of the Acquiring Fund will have been required by law to be filed and no federal, state or other taxes will be due by the Acquiring Fund; the Acquiring Fund will not have been required to pay any assessments; and the Acquiring Fund will not have any tax liabilities. Consequently, as of the Closing Date, the Acquiring Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and the Acquiring Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(k)	Reserved;

(l)	Reserved;

(m)	The Acquiring Fund has no shares of beneficial interest issued and outstanding (apart from shares issued representing the initial investment of the initial shareholder necessary to facilitate the transactions);

(n)	Reserved;

(o)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(p)	The Acquisition Shares to be issued and delivered to the Target Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the draft Acquiring Fund Prospectus, a copy of which has been provided to the Target Fund) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(q)	The information provided by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 6.3, if any, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(r)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

6.	COVENANTS OF THE TARGET FUND AND THE ACQUIRING FUND.

The Target Fund and the Acquiring Fund hereby covenants and agrees with the other as follows:

6.1.	The Acquiring Fund and the Target Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

6.2.	The Target Fund for which shareholder approval of the transactions contemplated hereby is required under the 1940 Act, by applicable state law or the Target Company’s charter will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

6.3.	In connection with the Target Fund shareholders’ meeting referred to in paragraph 6.2, the Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to the Target Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

6.4.	The information to be furnished by the Target Fund for use in the Registration Statement, and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, if any, each as referred to in paragraph 6.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

6.5.	The Acquiring Fund will advise the Target Fund promptly if at any time prior to the Closing Date the assets of the Target Fund include any securities that the Acquiring Fund is not permitted to acquire.

6.6.	Subject to the provisions of this Agreement, the Target Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

6.7.	The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND.

The obligation of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.	The Acquiring Fund shall have delivered to the Target Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.	The Target Fund shall have received a favorable opinion of counsel to the Acquiring Fund, dated the Closing Date and in a form satisfactory to the Target Fund, to the following effect:

(a)	The Acquiring Fund is duly constituted in accordance with the applicable provisions of the 1940 Act;

(b)

This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 6.3, if any, comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Target Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The Acquiring Fund has the power to assume the Obligations to be assumed by it hereunder and, upon consummation of the transactions contemplated hereby, the Acquiring Fund will have duly assumed such Obligations;

(d)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico);

(e)	The Acquiring Fund is registered with the Securities and Exchange Commission as an investment company under the 1940 Act;

(f)	To the knowledge of such counsel, except as has been disclosed in writing to the Target Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby; and

(g)	The Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or threatened by the Securities and Exchange Commission. Such counsel may rely on certificates of officers or trustees of the Acquiring Fund.

7.3.	The Target Fund shall have received a favorable opinion of special Delaware counsel to the Acquiring Fund, dated the Closing Date and in form satisfactory to the Target Fund, to the following effect:

(a)	The Trust is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the trust power and authority under its organizational documents (the “Trust Documents”) and the Act to execute, deliver and perform its obligations under the Agreement and to carry on its business as contemplated by the Trust Documents.

(b)	The execution and delivery of the Agreement and the consummation by the Trust of the transactions contemplated thereby have been duly authorized by the Trust under the Trust Documents and the Act.

(c)	The shares of the Acquiring Fund to be issued as provided for by the Agreement are duly authorized, and upon issuance will be validly issued, fully paid and non-assessable beneficial interests in the Acquiring Fund, and under the Trust Documents, no shareholder of the Acquiring Fund has any preemptive right or similar rights.

(d)	Neither the execution, delivery and performance by the Trust of the Agreement, nor the consummation by the Trust of the transactions contemplated thereby, violates (i) the Trust Documents or (ii) any law, rule or regulation of the State of Delaware applicable to the Trust.

(e)

Neither the execution, delivery and performance by the Trust of the Agreement, nor the consummation by the Trust of any of the transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trust (which Certificate of Trust has been duly filed).

7.4	For the period beginning at the Closing Date and ending not less than six years thereafter, Highland, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable in scope and amount to the liability coverage currently applicable to any former and/or current trustees/directors and officers of the Target Fund as of the date of this Agreement, covering the actions of such trustees/directors and officers of the Target Fund for the period(s) they served as such. Any related costs or expenses for the provision of liability coverage pursuant to this paragraph shall be allocated based on paragraph 10.2.

8.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

8.1.	The Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Target Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

8.2.	The Acquiring Fund shall have received a favorable opinion of counsel to the Target Fund dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	The Target Company is duly organized and validly existing under the laws of its state of organization and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Target Fund, as applicable, is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Target Company;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the Target Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 6.3, if any, comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the Target Fund enforceable against the Target Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The Target Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Target Fund will have duly transferred such assets to the Acquiring Fund; and

(d)	The execution and delivery of this Agreement did not, and the performance by the Target Fund of its obligations hereunder will not, violate the Target Fund’s organizational documents.

8.3.

On or prior to the Closing Date, the Target Fund shall have declared a dividend or dividends that, together with all previous dividends, shall have the effect of distributing, in distributions qualifying for the dividends paid deduction, (i) all of the excess of (a) the Target Fund’s interest income excludable from gross income under Section 103(a) of the Code over (b) the Target Fund’s deductions disallowed under Sections 265 or 171(a)(2) of the Code, (ii) all of the Target Fund’s investment company taxable income as defined in Section 852 of the Code and (iii) all of the Target Fund’s net capital gain realized (after reduction for any capital loss carryover); the amounts in (i), (ii) and (iii) shall in each case be computed without regard to the dividends paid deduction and shall include amounts in respect of both (x) the Target Fund’s taxable year that will end on the Closing Date, and (y) any prior taxable year of the Target Fund, to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

8.4.	The Target Fund shall have furnished to the Acquiring Fund a certificate signed by an officer of the Target Fund as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, and shall have delivered a copy of the tax books and records of the Target Fund, including but not limited to information necessary for purposes of preparing any tax returns, reports and information returns required by law to be filed by the Acquiring Fund after the Closing Date.

9.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND AND THE ACQUIRING FUND.

The respective obligations of the Target Fund and the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

9.1.	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Target Fund referred to in paragraph 6.2.

9.2.	On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

9.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Target Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Target Fund or the Acquiring Fund.

9.4.	The Registration Statement, if any, shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

9.5.	With respect to the Reorganization, the Target Fund and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to each of them (which opinion will be subject to certain qualifications), substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, as further described below, generally for U.S. federal income tax purposes:

(a)	The transaction contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)

Under Sections 361 and 357 of the Code, the Target Fund will not recognize gain or loss upon (i) the transfer of all its assets to the Acquiring Fund in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or (ii) the distribution of the Acquisition Shares by the Target Fund to its shareholders in liquidation, except for, as applicable, (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the reorganization (1) as a result of the closing of the tax year of Target Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

(c)	Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon receipt of the assets of the Target Fund in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of all liabilities and obligations of the Target Fund;

(d)	Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Target Fund transferred to the Acquiring Fund will be the same as the Target Fund’s tax basis of such assets immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (b) above;

(e)	Under Section 1223(2) of the Code, the Acquiring Fund’s holding periods for the assets it receives from the Target Fund, other than certain assets with respect to which gain or loss is required to be recognized as described in (b) above, will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Target Fund;

(f)	Under Section 354 of the Code, the Target Fund’s shareholders will not recognize gain or loss upon the exchange of all of their shares of the Target Fund for the Acquisition Shares;

(g)	Under Section 358 of the Code, the aggregate tax basis of Acquisition Shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

(h)	Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquisition Shares received will include the shareholder’s holding period for the Target Fund shares exchanged therefor, provided the shareholder held such Target Fund shares as capital assets on the date of the exchange; and

(i)	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Target Fund and the Acquiring Fund, and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

9.6.	Reserved.

9.7	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of trustees of the Target Fund and the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Target Fund or the Acquiring Fund.

10.	BROKERAGE FEES AND EXPENSES.

10.1.	The Target Fund and Acquiring Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.	All fees and expenses incurred in connection with the transactions contemplated herein shall be borne by the Acquiring Fund.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

11.1.	The Target Fund and Acquiring Fund each agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 2.1, 2.2, 2.3, 2.5, 6.4, 6.6, 7.3, 10, 11, 14 and 15.

12.	TERMINATION.

12.1.	This Agreement may be terminated by the mutual agreement of the Target Fund and Acquiring Fund. In addition, either the Target Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c)	any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this paragraph 12.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

If any transaction contemplated by this Agreement has not been substantially completed by the first anniversary of this Agreement, this Agreement shall automatically terminate on that date with respect to that transaction, unless a later date is agreed to by both the Target Fund and the Acquiring Fund.

12.2.	If for any reason any transaction contemplated by this Agreement is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

13.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Target Fund and Acquiring Fund; provided, however, that no amendment that under applicable law requires approval by shareholders of a Target Fund or an Acquiring Fund, as applicable, shall be effective without such approval having been obtained.

14.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Target Fund or the Acquiring Fund, 225 Franklin Street, Boston, MA 02110, Attention: Secretary.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

15.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5.	For an Acquiring Fund or Target Company that is a Massachusetts business trust only: A copy of the Declaration of Trust of the Acquiring Fund or the Target Company is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Fund or the Target Company shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund or Target Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund or Target Fund.

THE REST OF THIS PAGE IS INTENTIONALLY BLANK.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Highland Funds I
On behalf of its series, Highland Opportunistic Credit Fund
Attested by:
/s/ Lauren Thedford
Name: Lauren Thedford	By:	/s/ Dustin Norris
	Name:	Dustin Norris
	Title:	Assistant Treasurer

NexPoint Opportunistic Credit Fund
Attested by:
/s/ Helen Kim
Name: Helen Kim	By:	/s/ Brian Mitts
	Name:	Brian Mitts
	Title:	Vice President, Chief Financial Officer and Principal Financial
and Accounting Officer
Solely for purposes of Paragraphs 7.3 and 10.2 of the Agreement
Highland Capital Management Fund Advisors, L.P.
By: Strand Advisors XVI, Inc., its general partner
Attested by:
/s/ Ali Terry
Name: Ali Terry	By:	/s/ Brian Mitts
	Name:	Brian Mitts
	Title:	Secretary

EXHIBIT A – Share Class Mapping

Share Class Mapping
Target Fund Share Class	Acquiring Fund Share Class
Class A	Class A
Class C	Class C
Class Z	Class Z

PROXY CARD
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SAMPLE BALLOT

Highland Funds I

Highland Opportunistic Credit Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 7, 2017

The undersigned, revoking prior proxies, hereby appoints Brian Mitts and Dustin Norris, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto. Each of them, with full power of substitution, are entitled to vote shares held in the name of the undersigned as of the record date at the Special Meeting of Shareholders of the Highland Opportunistic Credit Fund (the “Fund”) at the offices of Highland Capital Management Fund Advisers, L.P., located at 300 Crescent Court, Suite 700 - Madrone Conference Room, Dallas, Texas 75201, on February 7, 2017, at 9:00 a.m. Central Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement. The undersigned acknowledges receiving the Notice of Meeting and accompanying Proxy Statement.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 676-7437. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 7, 2017:

The proxy statement is available online at: https://www.proxyonline.com/docs/Highland2017.pdf.

Highland Opportunistic Credit Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledge(s) receipt of this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees. The Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN

1.	To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among Highland Funds I, on behalf of its series, Highland Opportunistic Credit Fund (the “Selling Fund”), NexPoint Opportunistic Credit Fund (the “Buying Fund”), Highland Capital Management Fund Advisors, L.P. and NexPoint Advisors, L.P., pursuant to which the Selling Fund, as indicated below, will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund, in exchange for shares of a corresponding class of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund (the “Proposal”).	O	O	O

2.	If there are not sufficient votes at the time of the Special Meeting to approve one or more of the proposals listed above, to approve adjourning the Special Meeting to permit further solicitation of proxies.	O	O	O

The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

THANK YOU FOR VOTING

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

NEXPOINT OPPORTUNISTIC CREDIT FUND

Form N-14

Part B

STATEMENT OF ADDITIONAL INFORMATION

January 11, 2017

This Statement of Additional Information (the “SAI”) relates to the proposed acquisition (the “Merger”) of Highland Opportunistic Credit Fund, a series of Highland Funds I (the “Selling Fund”) by NexPoint Opportunistic Credit Fund (the “Buying Fund”). This SAI contains information which may be of interest to shareholders but which is not included in the proxy statement/ prospectus dated January 11, 2017 (the “Proxy Statement/Prospectus”) which relates to the Merger. As described in the Proxy Statement/Prospectus, the Merger would involve the transfer of all the assets of the Selling Fund to the Buying Fund in exchange for shares of the Buying Fund and the assumption of all the liabilities of the Selling Fund by the Buying Fund. The Selling Fund would distribute the Buying Fund shares it receives to its shareholders in complete liquidation of the Selling Fund. The Selling Fund would be the survivor for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (the “SEC”) and is available upon request and without charge by writing to the Buying Fund at c/o NexPoint Advisors L.P., 300 Crescent Court, Suite 200, Dallas TX 75201, or by calling (972) 628-4100. Capitalized terms not otherwise defined herein have the meanings given in the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS

Current and pro forma financial statements of the Buying Fund and Selling Fund, as applicable, are attached hereto as Appendix A. The pro forma financial statements of the Buying Fund presented in Appendix A assume that the Merger was consummated as of October 27, 2016.

S-i

GENERAL INFORMATION AND HISTORY

The Buying Fund (hereinafter, the “Fund”) is a non-diversified, closed-end management investment company that intends to operate as an interval fund, but has not yet commenced operations. The Fund is a non-diversified investment company, which means that the Fund is not limited by the 1940 Act with respect to the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund will be required to comply with certain asset diversification requirements at the end of each quarter of its taxable year in order to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund was organized as a Delaware statutory trust on March 2, 2016. The Fund’s principal office is located at 300 Crescent Court, Suite 700, Dallas, Texas 75201, and its telephone number is (972) 628-4100. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

Independent Registered Public Accounting Firm

KPMG LLP, Two Financial Center, 60 South Street, Boston Massachusetts 02111 has been appointed the independent registered public accounting firm for the Buying Fund. The audited financial statements for the Selling Fund dated as of June 30, 2016 incorporated by reference into the Prospectus/Proxy Statement and this SAI have been so included and incorporated in reliance upon the report of KPMG LLP, Two Financial Center, 60  South Street, Boston Massachusetts 02111, given on its authority as an expert in auditing and accounting.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to seek high total returns while attempting to minimize losses. There can be no assurance that the Fund will achieve this objective. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. Shareholders will, however, receive at least 60 days prior notice of any change in this investment objective.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the “shares”), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1). Borrow money, except to the extent permitted by the 1940 Act.

(2). Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act.

(3). Purchase securities on margin.

(4). Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public).

(5). Invest 25% or more of the value of its total assets in the securities of companies or entities engaged in any one industry or group of industries, except that, under normal circumstances, the Fund will invest over 25% of its total assets in the securities of companies engaged in the credit instruments industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. (6). Purchase or sell commodities, unless acquired as a result of ownership of securities or other investments, except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7). Make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objective and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities.

(8). The Fund may not purchase or sell real estate, except that a Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchases offers for no less than for 5% of the Fund’s shares outstanding at net asset value (“NAV”) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Non-Fundamental Policies

The following is an additional investment limitation of the Fund and may be changed by the Board without shareholder approval.

80% Investment Policy. The Fund seeks to achieve its investment objective by investing at least 80% of the value of its total assets (net assets plus any borrowings for investment purposes) under normal circumstances in credit instruments (the “80% Policy”). This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Credit instruments include secured and unsecured floating and fixed rate loans; bonds; debt obligations of stressed, distressed and bankrupt issuers; mortgage-backed and other asset-backed securities and collateralized debt obligations such as collateralized loan obligations (“CLOs”), convertible bonds or preferred stock, and master limited partnerships (“MLPs”). Because the Fund held no securities as of the date of the Reorganization, the Fund will treat securities it receives in connection with the Reorganization as having been acquired as of the time such securities were purchased by the Selling Fund (which will be the survivor of the Reorganization for accounting purposes) in applying its compliance policies and procedures (including the Fund’s policy of investing at least 80% of the value of its total assets under normal circumstances in credit instruments).

The Fund’s 80% Policy with respect to investments in credit instruments is not fundamental and may be changed by the Board without shareholder approval. However, shareholders will be given at least 60 days’ notice prior to any change in the 80% Policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder. If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of a Fund’s investment portfolio, resulting from changes in the value of a Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Non-Principal Investment Strategies

Borrowing. The Fund may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted under applicable law. The 1940 Act requires a Fund to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. The Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets. To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

Money Market Instruments. The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. In addition, the Fund or a Private Real Estate Investment Fund or Public Investment Fund may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Forward Contracts. Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other asset at a specified price, with delivery and settlement at a specified future date. Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. The Fund will be exposed to credit risks with regard to counterparties with which it trades as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund.

Securities Loans. The Fund may seek additional income by making secured loans of its portfolio securities through its custodian, State Street. Such loans will be in an amount not greater than one-third of the value of the Fund’s total assets. State Street will charge a Fund fees based on a percentage of the securities lending income. The Fund will receive collateral consisting of cash, securities of the U.S. Government or its agencies or instrumentalities, irrevocable letters of credit issued by a bank or forms of collateral acceptable under the Fund’s securities lending agreement, which collateral will be maintained at all times in an amount equal to 102% of the current market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, State Street will reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline. Although the Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to vote upon or consent to material matters, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. The fees associated with securities lending do not appear in the “Fees and Fund Expenses” table in the Fund’s Prospectus.

Securities lending also exposes the Fund to counterparty risk, as the borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. There can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. If the counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce its contractual rights.

When-Issued Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of interests in senior loans and other portfolio securities, including on a “when issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased by the Fund under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. For forward commitments that are cash settled, the Fund will designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of such commitments.

Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the Fund’s portfolio are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Fund will meet its obligations from then available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

Repurchase Agreements. The Fund may enter into repurchase agreements without limitation. When participating in repurchase agreements, the Fund buys securities from a seller (e.g., a bank or brokerage firm) with the agreement that the seller will repurchase the securities at the agreed-upon price at a later date. Repurchase agreements may also be viewed as loans made by the Fund that are collateralized by the securities subject to repurchase. Such transactions afford an opportunity for the Fund to earn a return on available liquid assets at minimal market risk, although the Fund may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. If the counterparty to a repurchase agreement defaults on its repurchase obligation pursuant to the repurchase agreement, the Fund may lose money to the extent proceeds from the sale of collateral are less than the repurchase price. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the Bankruptcy Code, the law regarding the rights of the Fund is unsettled and the Fund’s realization upon the collateral may be delayed or limited. The Adviser will evaluate the creditworthiness of the repurchase agreement counterparties with whom the Fund does business and will monitor their creditworthiness during the period of any repurchase agreement.

Short-Term Trading. Short-term trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Fund in order to take advantage of what the Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Fund and its transaction costs, and could result in higher taxes for shareholders if Fund shares are held in a taxable account.

Short-Term Debt Securities; Temporary Defensive Position. During periods in which the Adviser determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a portfolio security or the issuance of additional securities or borrowing money by the Fund, all or any portion of the Fund’s assets may be invested in cash or cash equivalents. The Adviser’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the market price of the Fund’s shares may be adversely affected, and the Fund may not pursue or achieve its investment objective.

Special Situations. The Fund may invest in companies undergoing work-outs, liquidations, reorganizations, bankruptcies, insolvencies or other fundamental changes or similar transactions. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities the value of which will be less than the purchase price to the Fund of the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including but not limited to (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund intends to invest, there is a potential risk of loss by the Fund of its entire investment in such companies.

Co-Investments. Opportunities for co-investments may arise when the Adviser or its affiliates become aware of investment opportunities that may be appropriate for the Fund and its affiliates’ other clients. The Fund will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations or pursuant to the terms and conditions of the exemptive order received by the Adviser and certain funds affiliated with the Fund, dated April 19, 2016. For example, exemptive relief is not required for the Fund to invest in syndicated deals and secondary loan market transactions in which the Adviser or an affiliate has an interest where price is the only negotiated point. The order applies to all “Investment Companies,” which includes future closed-end investment companies registered under the 1940 Act that are managed by the Adviser, which includes the Fund. The Fund, therefore, may in the future invest in accordance with the terms and conditions of the exemptive order.

Investment opportunities that are presented to an affiliate’s other clients may be referred to the Fund and vice versa. For each such referral, the Adviser intends to independently analyze and evaluate whether the coinvestment transaction is appropriate for the Fund. In addition, co-investment transactions that are recommended and approved by the Adviser will generally be subject to the review and approval by a committee consisting of independent trustees on the Fund’s Board. For each type of co-investment transaction, the Fund intends to apply a specific protocol, which will be approved by the Fund’s independent trustees and be designed to ensure the fairness to the Fund of the specific type of co-investment transaction.

Short Sales. The Fund may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets. The Fund may make short sales “against the box” (as described below) without respect to such limitations. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the brokerdealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against the box). In a short sale against the box, the short seller is exposed to the risk of being forced to deliver stocks that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against the box by delivering newly acquired stock.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, and currently intends to utilize short sales, the Adviser is under no obligation to utilize short sales at all. Special tax considerations will apply to the Fund’s short sales.

Paired Trading. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, the Fund purchases a stock outright; whereas with a short position, the Fund would sell a security that it does not own and must borrow to meet its settlement obligations. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when the Fund replaces the borrowed security.

Master Limited Partnerships (“MLPs”) The Fund intends to invest in MLP units. Investing in MLP units, involves some risks that differ from an investment in the equity securities of a company. The Fund intends to invest in MLP units. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by a MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.

Investments in MLP units also present special tax risks. The MLPs in which the Fund invests may fail to be treated as partnerships for U.S. federal income tax purposes. The Fund’s ability to meet its investment objective will depend, in large measure, on the level of dividends, distributions or income it receives from the MLPs in which it invests and on the MLPs’ continued treatment as partnerships for U.S. federal income tax purposes. If a MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be taxable to the Fund as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. The classification of a MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be materially reduced.

Repurchases and Transfers of Shares

Repurchase Offers. The Board has adopted a resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers (the “Repurchase Offer Policy”). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day. The Fund’s Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval. The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund’s portfolio turnover.

Repurchase Offer Policy Summary of Terms.

1.    The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time. Rule 23c-3 establishes requirements that closed-end funds must follow when making repurchase offers to their shareholders.

2.    The repurchase offers will be made in March, June, September and December of each year.

3.    The Fund must receive repurchase requests submitted by shareholders in response to the Fund’srepurchase offer within 21 to 42 days of the date the repurchase offer is made (or the precedingbusiness day if the New York Stock Exchange is closed on that day), as specified by the Fund (the “Repurchase Request Deadline”).

4. The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the NAV applicable to the purchase of shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2% of the proceeds. However, the Fund does not currently charge a repurchase fee. The Fund may rely on Rule 23c-3 only so long as the Board satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Procedures. All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount. Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the Fund’s outstanding shares on the Repurchase Request Deadline (the “Repurchase Offer Amount”). The Board shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification. Thirty days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”) providing the following information:

1.    A statement that the Fund is offering to repurchase its shares from shareholders at NAV;

2.    Any fees applicable to such repurchase, if any;

3.    The Repurchase Offer Amount;

4.     The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the “Repurchase Payment Deadline”);

5.     The risk of fluctuation in NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6.    The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7.     The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

8.    The circumstances in which the Fund may suspend or postpone a repurchase offer;

9.    The NAV of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the NAV thereafter; and

10.    The market price, if any, of the shares on the date on which such NAV was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file a Form N-23c-3 (“Notification of Repurchase Offer’’) and three copies of the Shareholder Notification with the SEC within three business days after sending the notification to shareholders.

Notification of Beneficial Owners. Where the Fund knows that shares subject to a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.

Repurchase Requests. Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess o f the Repurchase Offer Amount. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

1.     Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others, or

2.     Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers. The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board, including a majority of the Trustees who are not interested persons of the Fund, and only:

1.    If the repurchase would cause the Fund to lose its status as a RIC under Subchapter M of the Code;

2.    If the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3.     For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4.    For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5.    For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value. The Fund’s current NAV shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board. Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange. The Fund’s NAV need not be calculated on:

1.    Days on which changes in the value of the Fund’s portfolio securities will not materially affect the current NAV of the shares;

2.     Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

3.     Customary national, local, and regional business holidays described or listed in the Prospectus.

Liquidity Requirements. From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. This requirement means that individual asset must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund’s assets fail to comply with this requirement, the Board shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy. The Board may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Adviser, but shall continue to be responsible for monitoring the Adviser’s performance of its duties and the composition of the portfolio. Accordingly, the Board has approved this policy that is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1.     In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a)     The frequency of trades and quotes for the security.

(b)     The number of dealers willing to purchase or sell the security and the number of potential purchasers.

(c)     Dealer undertakings to make a market in the security.

(d)     The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).

(e)     The size of the fund’s holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2.    If market developments impair the liquidity of a security, the Adviser should review the advisability of retaining the security in the portfolio. The Adviser should report to the basis for its determination to retain a security at the next Board meeting.

3.    The Board shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

4.    These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure. The Fund’s registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure. The Fund shall include in its annual report to shareholders the following:

1.     Disclosure of its fundamental policy regarding periodic repurchase offers.

2.     Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

(a)     the number of repurchase offers,

(b)     the repurchase offer amount and the amount tendered in each repurchase offer,

(c)     and the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in paragraph (b)(5) of this section.

Advertising. The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open-end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

Transfers of Shares. No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the sole and absolute discretion of the Board. shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion. The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares. Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Fund is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Fund’s Bylaws (the “Governing Documents”), each as amended from time to time, which have been filed with the SEC and are available upon request.

The Board consists of five individuals, four of whom are not “interested persons” (as defined under the 1940 Act) of the Fund, the Adviser, or the Fund’s distributor (“Independent Trustees”). Interested Persons generally include affiliates, immediate family members of affiliates, any partner or employee of the Fund’s legal counsel, and any person who has engaged in portfolio transactions for the Fund or who has loaned the Fund money or property within the previous six months. Pursuant to the Governing Documents of the Fund, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Fund’s purposes. The Trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Trustee Qualifications

Generally, the Fund believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

The Fund does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Fund and their principal occupation over the last five years.

Independent Trustees

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee***	Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years
Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite term; trustee since March 2016.	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009	22	Trustee of ARC Realty Finance Trust, Inc.; Director of KC Concessions, Inc.; Trustee of Realty Capital Income Funds Trust; Director of American Realty Capital Healthcare Trust II; Director, American Realty Capital Daily Net Asset Value Trust, Inc.; Director of American Sports Enterprise, Inc.; Director of Davidson Investment Advisors; Chairman and owner, Kane County Cougars Baseball Club; Advisory Board of Directors, Internet Connectivity Group, Inc.; Director of AR Capital Acquisition Corp.; Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Ozzie’s Outreach Foundation, Inc.

Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

California Coast University – PhD; Central Michigan University – Master of Arts; University of Dayton – Master of Public Administration; University of Dayton – Bachelor of Arts.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee***	Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years
John W. Honis**** (6/16/1958)	Trustee	Indefinite term; trustee since March 2016.	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. from February 2007 until his resignation in November 2014.	22	Manager of Turtle Bay Resort, LLC

Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on another board of directors.

Syracuse University –Bachelor of Science.

Timothy K. Hui (6/13/1948)	Trustee	Indefinite term; trustee since March 2016.	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	22	None

Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.

Southern Methodist University – Juris Doctor; University of North Texas –Master of Library Science; Christian Education Dallas Theological Seminary – Master of Theology, Doctor of Theology; Philadelphia Biblical University –Bachelor of Science.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee***	Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years
Bryan A. Ward (2/4/1955)	Trustee	Indefinite term; trustee since March 2016.	Private Investor; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	22	Director of Equity Metrix, LLC.

Significant experience on this and/or other boards of directors/ trustees; significant managerial and executive experience; significant experience as a management consultant.

Southern Methodist University –Geology; University of Texas – Petroleum Land Management; University of Arkansas – Bachelor of Science in Business Administration.

Ethan Powell***** (6/20/1975)	Trustee and Chairman of the Board	Indefinite term; trustee since March 2016.	President and Founder of Impact Shares Corporation from December 2015 to present; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Director and Chairman of the Board of NexPoint Capital, Inc.; Trustee and Chairman of the Board of NexPoint Real Estate Strategies Fund,	22	None

Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

Texas A&M University – Master of Science in

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee***	Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years
			NexPoint Merger Arbitrage Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Discount Yield Fund and NexPoint Latin American Opportunities Fund since 2016; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; Secretary of NexPoint Credit Strategies Fund (“NHF”) from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; President and Principal Executive Officer of Highland Funds I and			Management Information Systems Texas; A&M University – Bachelor of Science in Accounting.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee***	Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years
Highland Funds II from June 2012 until December 2015; and Secretary of Highland Funds I and Highland Funds II from November 2010 to May 2015.

Officers

Name, Address and Age*	Position/Term of Office**	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
James Dondero (6/29/1962)	President (Principal Executive Officer)	Indefinite term; President since March 2016	President of Highland Capital Management, L.P., which he co-founded in 1993; Portfolio Manager of NHF, Portfolio Manager of Highland Energy MLP Fund, Highland Global Allocation Fund, Highland Small-Cap Equity Fund and Highland Premier Growth Equity Fund (each a series of HFII); Portfolio Manager of Highland Opportunistic Credit Fund and Highland Merger Arbitrage Fund (each a series of Highland Funds I (“HFI”); and a Portfolio Manager of NexPoint Capital since 2014; President and Portfolio Manager of NexPoint Real Estate Strategies Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Merger Arbitrage Fund and NexPoint Discount Yield Fund since 2016.

Brian Mitts (8/26/1970)	Chief Financial Officer and Vice President (Principal Accounting Officer and Principal Financial Officer)	Indefinite term; Chief Financial Officer and Vice President since March 2016	Chief Financial Officer, Executive Vice President and Treasurer of NexPoint Residential Trust, Inc. since 2014; Principal Financial Officer and Principal Accounting Officer of NHF since November 2010; Executive Vice President, Principal Financial Officer and Principal Accounting Officer of NHF since May 2015; Treasurer of NHF from November 2010 until May 2015; Chief Financial Officer of NexPoint Capital, Inc. from August 2014 until May 2015; Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of NexPoint Capital, Inc. since May 2015; Principal Financial Officer and Principal Accounting

Name, Address and Age*	Position/Term of Office**	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Officer of NexPoint Real Estate Strategies Fund since March 2016; Chief Financial Officer and Financial and Operations Principal of HCFD since November 2013; Chief Operations Officer of HCMFA since 2012; Secretary of NexPoint Advisors, L.P. from August 2012 until May 2015; Executive Vice President of NexPoint Advisors, L.P. since May 2015; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary, Principal Financial Officer and Principal Accounting Officer of HFI and HFII since May 2015; Principal Financial Officer and Principal Accounting Officer of HFI since November 2010 and of HFII since February 2011; Treasurer of HFI from November 2010 until May 2015 and of HFII from February 2011 until May 2015 and Financial and Operations Principal of NexBank Securities, Inc. since 2014.

Frank Waterhouse (4/14/1971)	Treasurer	Indefinite Term; Treasurer since March 2016	Assistant Treasurer of Acis Capital Management, L.P. from December 2011 until February 2012; Treasurer of Acis Capital Management, L.P. since February 2012; Assistant Treasurer of HCM from November 2011 until April 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of NexPoint Capital, Inc., NHF, HFI, HFII, and NexPoint Real Estate Advisors, L.P. since May 2015 and Treasurer of NexPoint Real Estate Strategies Fund since March 2016.

Dustin Norris (1/6/1984)	Secretary	Indefinite Term; Secretary since March 2016	Chief Product Strategist at HCMFA since September 2015, Director of Product Strategy at HCMFA from May 2014 to September 2015; Secretary of NHF since December 2015; Assistant Treasurer of Highland Funds I and Highland Funds II since November 2012; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Secretary of NexPoint Real Estate Strategies Fund since March 2016; Senior Accounting Manager at HCMFA from August 2012 to May 2014; and Fund Accountant at HCM from June 2010 to August 2012.

*	The address for each Trustee and Officer is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

**	On an annual basis, as a matter of Board policy, the Board reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. The Board adopted a retirement policy wherein the Board shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Board makes such determination.
***	The term “Fund Complex” consists of NHF, each series of Highland Funds I, each series of Highland Funds II, NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Opportunistic Credit Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund and NexPoint Healthcare Opportunities Fund.
****	Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of August 31, 2016, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $1.5 million from another affiliate of the Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Adviser. During the Trust’s last two fiscal years, Mr. Honis’ aggregate compensation from this portfolio company for his services as a director was approximately $50,000.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $100,000-$150,000 annually. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.

*****	Effective December 4, 2015, Mr. Powell resigned from his positions with an affiliate of the Adviser.

Mr. Powell currently receives hourly fees from an affiliate of the Adviser to perform consulting services for such affiliates relating to matters on which he worked during his tenure at the affiliates of the Adviser. Although the Fund believes that Mr. Powell is technically no longer an interested person of the Fund, in light of his previous employment and his ongoing provision of consulting services to an affiliate of the Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an interested person of the Fund. Therefore, the Fund intends to treat Mr. Powell as an Interested Trustee of the Fund for all purposes other than compensation (Mr. Powell will be compensated at the same rate as the Independent Trustees) until at least December 4, 2017 (the second anniversary of his resignation).

Board Committees

The Audit and Qualified Legal Compliance Committee. The members of the audit & qualified legal compliance committee (the “Audit Committee”) are Messrs. Froehlich, Hui, and Ward each of whom is independent for purposes of the 1940 Act. Mr. Ward serves as the Chairman of the Audit Committee. The Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee also serves as our “qualified legal compliance committee” under Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing us who appear and practice before the SEC on our behalf. The Audit Committee is also responsible for aiding our Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board and Audit Committee will use the services of one or more independent valuation firms to help them determine the fair value of these securities. In addition, each member of our Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act. Because the Fund has not yet commenced operations, the Audit Committee did not meet during the fiscal year ended December 31, 2016.

The Governance Committee. The Fund’s Governance Committee’s function will be to oversee and make recommendations to the full Board or the Independent Trustees, as applicable, with respect to the governance of the Fund, selection and nomination of Trustees, compensation of Trustees, and related matters. The Governance Committee is also responsible for at least annually evaluating each Trustee and determining whether to recommend each Trustee’s continued service in that capacity. A majority of the Governance Committee (other than the Trustee being evaluated) may, with or without cause, vote to terminate a Trustee’s service. The Governance Committee will consider recommendations for Trustee nominees from shareholders sent to the Secretary of the Fund, 200 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Fund. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance Committee. The Governance Committee is currently comprised of Messrs. Hui, Ward and Powell. Mr. Powell serves as the chairperson of the Governance Committee. Because the Fund has not yet commenced operations, the Governance Committee did not meet during the fiscal year ended December 31, 2016.

The Compliance Committee. The Compliance Committee’s function will be to oversee and assist Board oversight of the Fund’s compliance with legal and regulatory requirements and to seek to address any potential conflicts of interest between the Fund and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Fund and the Adviser or Sub-Adviser or another client of the Adviser.

The Compliance Committee is currently comprised of Messrs. Hui, Froehlich and Ward. Mr. Hui acts as the Chairman of the Compliance Committee. Because the Fund has not yet commenced operations, the Compliance Committee did not meet during the fiscal year ended December 31, 2016.

Alternatives Oversight Committee.

The members of the Alternatives Oversight Committee are Messrs. Honis and Ward. Mr. Honis serves as chairman of the Alternatives Oversight Committee. The Alternatives Oversight Committee is responsible for overseeing the Fund if it employs alternative investment strategies. Because the Fund has not yet commenced operations, the Alternatives Oversight Committee did not meet during the fiscal year ended December 31, 2016.

The Distribution Oversight Committee.

The members of the Distribution Oversight Committee are Messrs. Froehlich and Honis. Mr. Froehlich serves as chairman of the Distribution Oversight Committee. The Distribution Oversight Committee is responsible for overseeing and making recommendations to the Board with respect to the appointment and oversight of subadvisers to the Funds and Fund payments to financial intermediaries. Because the Fund has not yet commenced operations, the Distribution Oversight Committee did not meet during the fiscal year ended December 31, 2016.

Board Leadership Structure

The Fund is led by Ethan Powell, who has served as the Chairman of the Board since March 2016. Under certain 1940 Act governance guidelines that apply to the Fund, the Independent Trustees will meet in executive session, at least quarterly. Under the Fund’s governing documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Fund policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Fund believes that the Chairman, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Fund and each shareholder.

Mr. Powell may be deemed to be an interested person of the Fund by virtue of his ownership interest in and previous senior management role at Highland, an affiliate of the Adviser of the Fund. The trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the trustee happens to be independent or a member of management.

The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority of the Board. The Independent Trustees also meet quarterly in executive session without Mr. Powell. In view of the small size of the Board, the Independent Trustees have not designated any single trustee to be the lead Independent Trustee at this time.

The Fund does not have a lead Independent Trustee. As noted above, the Board’s leadership structure features all of the Independent Trustees serving as members of each Board Committee. Inclusion of all Independent Trustees in the Committees allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to the Interested Trustee and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Trustee; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and any member of the Board who is considered an “interested person” of the Fund; and (iii) Mr. Powell’s position with the Adviser and Mr. Honis’ previous position with an affiliate of the Adviser enhances the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management

The Board’s role is one of oversight, rather than active management. This oversight extends to the Fund’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Fund. For example, the Investment Adviser and other service providers to the Fund are primarily responsible for the management of the Fund’s investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board will receive a wide range of reports on the Fund’s activities from the Adviser and other service providers, including reports regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board will also meet periodically with the Fund’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures and meets with the Fund’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report. The Board’s Audit Committee will also meet regularly with the Chief Financial Officer and Treasurer and the Fund’s independent public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board will also meet periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including its investment risks.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the Committees is subject to substantial limitations.

Trustee Ownership.

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustees in the Fund Complex as of December 31, 2016.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities(1) in all Registered Investment Companies(2) Overseen by the Trustee in Family of Investment Companies(3)
Interested Trustees
Ethan Powell	None	Over $100,000
Independent Trustees		Over $100,000
Dr. Bob Froehlich	None	Over $100,000
John W. Honis	None	Over $100,000
Timothy K. Hui	None	Over $100,000
Bryan A. Ward	None	None

(1)	Based on market value as of December 31, 2016.
(2)	The “Highland Fund Complex” consists of NHF, each series of Highland Funds I, each series of Highland Funds II, NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Opportunistic Credit Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund and NexPoint Healthcare Opportunities Fund.
(3)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

Compensation

The executive officers of the Fund and the trustee who is considered an “interested person” of the Fund (as defined in the 1940 Act) receive no direct remuneration from the Fund. Each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based on relative net assets. Independent Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Independent Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

The table below details the amount of compensation the Trustees received during the fiscal year ended December 31, 2016. The Fund does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex[2] Paid to Trustees
Interested Trustees
Ethan Powell[1]	$2,288	$0	$0	$150,000
Independent Trustees
Dr. Bob Froehlich	$2,288	$0	$0	$150,000
John W. Honis	$2,288	$0	$0	$150,000
Timothy K. Hui	$2,288	$0	$0	$150,000
Bryan A. Ward	$2,288	$0	$0	$150,000

1.	Effective December 16, 2015, Ethan Powell is treated as an Interested Trustee of the Fund for all purposes other than compensation.
2.	The “Fund Complex” includes NexPoint Credit Strategies Fund, each series of Highland Funds I, each series of Highland Funds II, NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Opportunistic Credit Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund and NexPoint Healthcare Opportunities Fund.

CODES OF ETHICS

The Fund and the Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-8090. The codes of ethics are available on the EDGAR Database on the Commission’s web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser’s proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Adviser’s proxy voting policies and procedures is attached as Appendix B to this Statement of Additional Information. The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 877-665-1287 and (ii) on the Commission’s web site (http://www.sec.gov).

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote. As of December 31, 2016, the name, address and percentage of ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding shares of the Fund were as follows:

Shares of Beneficial Interest
Name & Address	Percentage of Fund’s Outstanding Shares
HIGHLAND CAPITAL MANAGEMENT, L.P. 300 CRESCENT COURT, SUITE 700 DALLAS, TX 75201	100%

As of December 31, 2016, the Trustees and officers beneficially owned approximately 100% of the Fund’s outstanding shares. Mr. Dondero controls Highland Capital Management, L.P. (“HCM”). Through his control of HCM, Mr. Dondero may be viewed as having voting and dispositive power over all of the shares of the Fund’s common stock directly owned by HCM.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

NexPoint Advisors, L.P., which serves as the Adviser of the Fund, is registered with the SEC as an Adviser under the Advisers Act and is an affiliate of Highland. The Adviser also externally manages NHF, a registered closed-end fund whose shares trade on the New York Stock Exchange, NexPoint Capital, Inc., a non-traded BDC, NexPoint Real Estate Strategies Fund (“NRESF”), a registered closed-end fund that operates as an interval fund, and the following registered closed-end funds that intend to operate as interval funds: NexPoint Energy and Materials Opportunities Fund (“NEMO”), NexPoint Healthcare Opportunities Fund (“NHOF”), NexPoint Latin American Opportunities Fund (“NLAF”), NexPoint Discount Yield Fund (“NDYF”) and NexPoint Merger Arbitrage Fund (“NMAF”). A wholly-owned subsidiary of the Adviser, NexPoint Real Estate Advisors, L.P., manages NexPoint Residential Trust, Inc. (“NXRT”), a publicly-traded REIT whose shares trade on the NYSE. A wholly-owned subsidiary of the Adviser, NexPoint Real Estate Advisors II, L.P., manages NexPoint Multifamily Capital Trust, Inc. (“NMCT”), a real estate company that intends to elect to be taxed as a REIT that commenced operations on March 24, 2016. The Adviser’s senior management team has experience across private lending, private equity, real estate investing and other investment strategies. Collectively, the Adviser’s affiliates manage approximately $15.5 billion in assets as of August 31, 2016, including approximately $11.6 billion in credit instruments.

Pursuant to the Investment Advisory Agreement with the Fund, the Adviser will be entitled to receive a monthly fee at the annual rate of 1.25% of the Fund’s “Average Daily Managed Assets” of the Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding leverage). Leverage includes (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

A discussion regarding the basis for the Board’s initial approval of the Fund’s Investment Advisory Agreement will be available in the Fund’s initial semi-annual report or annual report, whichever comes first, to shareholders.

The Adviser and the Fund have entered into the expense limitation agreement under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding distribution fees, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, taxes, litigation expenses and extraordinary expenses), to the extent that they exceed 0.90% per annum of the Fund’s average daily net assets

(the “Expense Limitation”). If the Fund incurs expenses excluded from the expense limitation agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. Under the expense limitation agreement, the Adviser may recoup amounts waived and/or reimbursed with respect to the Fund within three years of the end of the fiscal quarter in which such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the lesser of the Expense Limitation at the time of the original waiver or expense reimbursement and the Expense Limitation at the time of recoupment. The expense limitation agreement will expire on the later of February 28, 2018 or one year following the close of the reorganization of Highland Opportunistic Credit Fund into the Fund (unless sooner modified or terminated by the Board), and the Adviser may, but is under no obligation to renew such agreement after its expiration. The expense limitation agreement may be terminated only by the Board. After the expiration of the expense limitation agreement, the agreement may be renewed at the discretion of the Adviser and the Board. See “Management of the Fund.”

Because the Fund has not yet commenced operations, the Fund did not pay any advisory fee to the Adviser during the fiscal year ended December 31, 2016.

Conflicts of Interest

The Adviser currently or in the future may provide investment advisory and other services, directly and through affiliates, to various affiliated entities and accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

Set out below are practices that the Adviser may follow.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts that are the same as, different from or made at a different time than, positions taken for the Fund.

Shareholder Service Expenses

The Fund has adopted a “Shareholder Servicing Plan and Agreement” (the “Plan”) under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have a multi-class structure, CDSCs and distribution and shareholder servicing fees. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Servicing Plan and Agreement, the Fund may incur expenses on an annual basis equal to 0.25% of its average daily net assets of the Class A and Class C shares.

In addition to payments under the Plan, from time to time the Fund may pay broker-dealers and other intermediaries’ account-based fees for networking and account maintenance. In addition, the Adviser and/or the Distributor may, from time to time, at their own expense out of the revenues they receive from the Fund and/or its own financial resources, make cash payments to broker-dealers and other financial intermediaries (directly and not as an expense of a Fund) as an incentive to sell shares of the Fund and/or to promote retention of customer assets in the Fund. Such cash payments may be calculated on sales of shares of the Fund (“Sales-Based Payments”) or on the average daily net assets of the Fund attributable to that particular broker-dealer or other financial intermediary (“Asset-Based Payments”). Each of the Adviser and/or the Distributor may agree to make such cash payments to a broker-dealer or other financial intermediary in the form of either or both Sales-Based Payments and Asset-Based Payments.

The Adviser and/or the Distributor may also make other cash payments to broker-dealers or other financial intermediaries in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers or other financial intermediaries and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Fund sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer or other financial intermediary that is a financial advisor; or other expenses as determined in the Adviser or the Distributor’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers or other financial intermediaries. Any payments described above will not change the price paid by investors for the purchase of the shares of the Fund, the amount that the Fund will receive as proceeds from such sales, or the amounts payable under the Plan

PORTFOLIO MANAGERS

As described in the prospectus, James Dondero and Trey Parker will serve as the portfolio managers and will be primarily responsible for the day-to-day management of the Fund.

Mr. Dondero is also the co-founder and President of Highland Capital Management, L.P. (“Highland”), founder and President of NexPoint Advisors, L.P., Chairman of the board of directors, Chief Executive Officer and member of the investment committee of NXRT, President of NexPoint Capital, President of NMCT, director for American Banknote Corporation, director for Metro-Goldwyn-Mayer, Chairman of the board of directors for Cornerstone Healthcare, Chairman of the board of directors for CCS Medical, and Chairman of NexBank, an affiliated bank that is majority owned by Mr. Dondero. Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Prior to founding Highland Capital Management in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield or “junk” bonds, emerging market debt, real estate, derivatives, preferred stock and common stock. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Mr. Dondero received a BS in Commerce (Accounting and Finance) from the University of Virginia, and is a Certified Managerial Accountant and a Chartered Financial Analyst.

Mr. Parker is Partner and Head of Credit at Highland. Mr. Parker is responsible for managing the Credit Team/ Platform. Prior to his current role, Mr. Parker was a Portfolio Manager covering a number of the industrial verticals, as well as parts of Tech, Media and Telecom; he also worked as a Senior Portfolio Analyst on the Distressed & Special Situations investment team. Prior to joining Highland in March 2007, Mr. Parker was a Senior Associate at Hunt Special Situations Group, L.P., a Private Equity group focused on distressed and special situation investing. Mr. Parker was responsible for sourcing, executing and monitoring control Private Equity investments across a variety of industries. Prior to joining Hunt in 2004, Mr. Parker was an analyst at BMO Merchant Banking, a Private Equity group affiliated with the Bank of Montreal. While at BMO, Mr. Parker completed a number of LBO and mezzanine investment transactions. Prior to joining BMO, Mr. Parker worked in sales and trading for First Union Securities and Morgan Stanley. Mr. Parker received an MBA with concentrations in Finance, Strategy and Entrepreneurship from the University of Chicago Booth School of Business and a BA in Economics and Business from the Virginia Military Institute. Mr. Parker serves on the Board of Directors of Euramax Holdings, Inc., TerreStar Corporation, JHT Holdings, Inc., and a non-profit organization, the Juvenile Diabetes Research Foundation (Dallas chapter).

As of October 7, 2016, as a result of Mr. Dondero’s controlling interest in an affiliate of the Adviser, the portfolio managers owned 100% of the Fund’s outstanding shares.

Compensation of Portfolio Managers

The Fund’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of each portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees.

The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by the Fund, such as its “ShortTerm Incentive Plan” and its “Long-Term Incentive Plan,” described below.

Base compensation. Generally, each portfolio manager will receive base compensation based on his seniority and/or position with the Fund, which may include the amount of assets supervised and other management roles within the Fund. Base compensation is determined by taking into account current industry norms and market data to ensure that the Fund pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, each portfolio manager may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:

Short-Term Incentive Plan - The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of the Fund in order to promote the success of the Fund.

Long-Term Incentive Plan - The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of the Fund.

Because each portfolio manager’s compensation is based on his individual performance, the Fund does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the Fund.

As of June 30, 2016, Messrs. Dondero and Parker were responsible for the management of the following types of accounts in addition to the Fund:

James Dondero Other Accounts By Type	Total Number of Accounts	Total Assets By Account Type (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	8	$1,726.53	—	$—
Other Pooled Investment Vehicles	2	$451.15	2	$451.15
Other Accounts	—	$—	—	$—

Trey Parker Other Accounts By Type	Total Number of Accounts	Total Assets By Account Type (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$59.47	0	$0
Other Pooled Investment Vehicles	3	$632.60	2	$533.03
Other Accounts	3	$737.99	1	$132.24

Distributor

Highland Capital Funds Distributor, Inc. (the “Distributor”), located at 200 Crescent Court, Suite 700, Dallas, Texas 75201, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to various conditions.

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers who are employees of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•	the best net price available;

•	the reliability, integrity and financial condition of the broker or dealer;

•	the size of and difficulty in executing the order; and

•	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses. Any research or other benefits received by the Adviser from a broker-dealer, for transactions where the Fund will be “paying-up”, will qualify for the safe harbor provisions under Section 28(e) of the Securities Exchange Act of 1934.

Because the Fund has not yet commenced operations, it did not pay any brokerage commissions during the fiscal year ended December 31, 2016.

Affiliated Party Transactions

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances pursuant to policies adopted by the Trustees pursuant to Rule 17a-7 under the 1940 Act, in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

If the Adviser places Fund trades through an affiliated broker, the trades will be executed under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through affiliates. The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

TAX STATUS

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. There may be other tax considerations applicable to particular shareholders. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

Taxation of the Fund

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must comply with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. If the Fund qualifies and is eligible for treatment as a RIC, the Fund will not be subject to federal income or excise tax on its net investment income or net capital gain timely distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore does not expect to be required to pay any federal income or excise taxes. Distributions of net investment income will be made quarterly and distributions of net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be reinvested in shares of the Fund unless a shareholder elects to receive cash. Any taxable income including any net capital gain retained by the Fund will be subject to tax at the Fund level at regular corporate rates.

In order to qualify as a RIC under Subchapter M of the Code, the Fund must (a) derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the market value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of any two or more issuers which the Fund controls and which are determined to be engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the treatment of a particular Fund investment, including the identification of the issuer (or, in some cases, issuers) can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC under Subchapter M in any fiscal year, it would be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as dividends to the extent of current or accumulated earnings and profits of the Fund and taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

If the Fund were to fail to distribute in a calendar year at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects) during such year plus any such amounts retained from prior years, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year if the RIC is permitted to elect and so elects) generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If the Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If the Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. The Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

Fund Distributions

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

For U.S. federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. A shareholder whose distributions are reinvested in shares generally will be treated as having received a dividend equal to either (i) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market, or (ii) if shares are trading at or above net asset value, generally the fair market value of the new shares issued to the shareholder.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements. Investing in municipal bonds and other tax-exempt securities is not a principal investment strategy of the Fund. Nonetheless, to the extent the Fund invests in municipal bonds that are not exempt from the alternative minimum tax, some shareholders may be subject to the alternative minimum tax. Investors should consult their tax advisers for more information.

The Fund will be considered to be a “nonpublicly offered regulated investment company” if it has fewer than 500 shareholders at any time during a taxable year and its shares are not continuously offered pursuant to a public offering. Very generally, pursuant to Treasury Department regulations, expenses of nonpublicly offered regulated investment companies, except those specific to their status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These affected expenses (which include advisory fees) are treated as additional dividends to certain Fund shareholders (generally including individuals and entities that compute their taxable income in the same manner as an individual), and are deductible by those shareholders, subject to the 2% “floor” on miscellaneous itemized deductions and other significant limitations on itemized deductions set forth in the Code.

Sale or Exchange of Fund Shares

The Fund will make periodic tender offers for its shares. Shareholders who tender all shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its shares, such shareholder may be treated as having received a distribution under Section 301 of the Code (“Section 301 distribution”) unless the redemption is treated as being either (i) “substantially disproportionate” with respect to such shareholder or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to a capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the shareholder’s tax basis in Fund shares, and thereafter as capital gain. Where a tendering shareholder is treated as receiving a dividend, there is a risk that non-tendering shareholders whose interests in the Fund increase as a result of such tender will be treated as having received a taxable distribution from the Fund.

To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders, the Fund will be required to make additional distributions to its shareholders.

A sale or exchange of Fund shares by a shareholder that is treated as a sale or exchange will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.    However, any loss realized upon the taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as Capital Gain Dividends during such six-month period. All or a portion of any loss realized upon the disposition of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such disposition.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold or exchanged.

Special Rules for Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax.

Passive Foreign Investment Companies

Investment by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether the Fund receives any distribution from the PFIC.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Taxation of Foreign Shareholders

Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If the Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the

Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to foreign shareholders other than CapitalGain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States or (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Other Reporting and Withholding Requirements

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a RIC may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions or exchanges and certain capital gain dividends it pays on or after January 1, 2017 (which date, under recent Treasury guidance, is expected to be delayed until on or after January 1, 2019). If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Legal Counsel

Morris, Manning & Martin, LLP, 1600 Atlanta Financial Center 3343 Peachtree Road, NE Atlanta, GA 30326, acts as special legal counsel to the Fund.

Custodian

State Street Bank & Trust Company, with principal offices at 200 Clarendon Street, 16th Floor Boston, MA 02116, telephone (877) 665-1287, serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custodian Agreement, State Street Bank & Trust Company holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been appointed the independent registered public accounting firm for the Fund. The audited financial statements of the Fund as of and for the period ended October 7, 2016 included in the Statement of Additional Information have been so included in reliance on the report of KPMG LLP, independent registered public accounting firm, given on the authority of the firm as experts in auditing and accounting. KPMG LLP is located at Two Financial Center, 60 South Street, Boston Massachusetts 02111.

The audited financial statements for the Selling Fund dated June 30, 2016 are incorporated by reference into the Prospectus/Proxy Statement and this SAI have been so included and incorporated in reliance upon the report of KPMG LLP, Two Financial Center, 60 South Street, Boston Massachusetts 02111, given on its authority as an expert in auditing and accounting.

APPENDIX A

FINANCIAL STATEMENTS

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Stockholder and Board of Trustees

NexPoint Opportunistic Credit Fund

We have audited the accompanying statement of assets and liabilities of NexPoint Opportunistic Credit Fund, as of October 7, 2016, and the related statements of operations and changes in net assets for the period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash owned as of October 7, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NexPoint Opportunistic Credit Fund as of October 7, 2016, and the results of its operations and changes in its net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

October 18, 2016

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

A-1

Current Financial Statements of the Buying Fund

FINANCIAL STATEMENTS	NexPoint Opportunistic Credit Fund

Statement of Assets and Liabilities

As of October 7, 2016

Assets
Cash	$101,000
Deferred offering costs	105,292
Receivable from adviser	25,491

Total assets	$231,783

Liabilities
Accrued expenses .	$130,786

Net assets (5,050 Class Z shares issued and outstanding)	$100,997

See accompanying Notes to Financial Statements

A-2

FINANCIAL STATEMENTS	NexPoint Opportunistic Credit Fund

Statement of Operations

For the Period from March 2, 2016 (Inception) to October 7, 2016

Total investment income	$—

Expenses:
Organization costs	25,494
Less: Expenses waived or borne by the adviser (Note 3)	(25,491)

Net operating expenses	3
Net investment loss	(3)

Total decrease in net assets resulting from operations	$(3)

See accompanying Notes to Financial Statements

A-3

FINANCIAL STATEMENTS	NexPoint Opportunistic Credit Fund

Statement of Changes in Net Assets

For the Period from March 2, 2016 (Inception) to October 7, 2016

Increase (decrease) in net assets
Operations:
Net investment loss	$(3)

Capital activity:
Subscriptions (Class Z shares)	101,000

Total increase in net assets	100,997

Net Assets
Beginning of period	—

End of period	$100,997

See accompanying Notes to Financial Statements

A-4

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

NexPoint Opportunistic Credit Fund (the “Fund”) is a newly organized closed-end management investment company. The Fund intends to be continuously offered, non-diversified, and operate as an interval fund that conducts periodic repurchase offers of its shares. The financial statements include information for the period from the Fund’s inception on March 2, 2016 (“Inception”) to October 7, 2016. The Fund was organized at Inception as NexPoint Distressed Strategies Fund and changed its name to NexPoint Opportunistic Credit Fund on September 13, 2016. The Fund intends to offer three classes of shares of beneficial interest of the Fund: Class A, Class C and Class Z shares. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund intends to offer to sell, through its principal underwriter, Highland Capital Funds Distributor, Inc. (the “Distributor”), under the terms of the prospectus, up to 7,068,803 shares of beneficial interest, at the net asset value (“NAV”) per share plus the applicable sales load. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use reasonable efforts to sell the shares. The Fund is not required to raise a minimum amount of proceeds from this offering in order to commence operations. As of the date of these financial statements, the Fund had yet to commence investment operations.

The Fund’s investment objective is to seek high total returns while attempting to minimize losses. There can be no assurance that the Fund will achieve this objective. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its total assets (defined as net assets plus the amount of any borrowing for investment purposes) in credit instruments. Credit instruments include secured and unsecured floating and fixed rate loans; bonds and other debt obligations; debt obligations of stressed, distressed and bankrupt issuers; and structured products, including but not limited to, mortgage-backed and other asset-backed securities, collateralized debt obligations, convertible bonds or preferred stock, and master limited partnerships.

NexPoint Advisors, L.P. (“NexPoint” or the “Investment Adviser”), an affiliate of Highland Capital Management, L.P. (“Highland”) and Highland Capital Management Fund Advisors, L.P. (“HCMFA”), is the investment adviser to the Fund. Highland has contributed $101,000 of initial seed capital.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Fund Valuation

Upon commencement of operations, the NAV of the Fund’s beneficial interests will be calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to each class of shares by the number of shares outstanding in each such class.

A-5

NOTES TO FINANCIAL STATEMENTS

Valuation of Investments

In computing the Fund’s net assets attributable to each class of shares, securities with readily available market quotations on the NYSE, NASDAQ or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Board of Trustees (the “Board”) of the Fund. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions will not be traded on exchanges and consequently will be valued based on a mean of the bid and ask prices from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to generally have the capability to provide appropriate pricing and have been approved by the Board.

Securities for which market quotations are not readily available, for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, among other things: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates.

Fair Value Measurements

Upon commencement of operations, the Fund will perform an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

A-6

NOTES TO FINANCIAL STATEMENTS

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national securities exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market values, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. As of October 7, 2016, the Fund did not hold any investments.

Securities Transactions

Securities transactions are accounted for on the trade date. Realized gains/ (losses) on investments sold are recorded on the basis of specific identification method for both financial statement and U.S. federal income tax purposes.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is confirmed by the foreign custodian. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on debt instruments are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the

A-7

NOTES TO FINANCIAL STATEMENTS

Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. Shareholders of the Fund will automatically have all distributions reinvested in shares of beneficial interest of the Fund issued by the Fund in accordance with the Fund’s Distribution Reinvestment Policy (the “DRIP”) unless an election is made to receive cash. The number of shares of beneficial interest to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV per share on ex-dividend date.

Quarterly Repurchases of Shares

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that shares of closed-end funds are not redeemable at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange. Instead, the Fund will operate as an interval fund, meaning that the Fund will provide limited liquidity to shareholders by offering to repurchase a limited amount of shares (at least 5%) on a quarterly basis. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer because shareholders, in total, may wish to sell more than 5% of the Fund’s shares. If the amount of repurchase requests exceeds the number of shares the Fund offers to repurchase, the Fund will repurchase shares on a pro rata basis. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Shareholders will be notified in writing about each quarterly repurchase offer and the deadline for submitting repurchase requests, which is generally 30 days from notification date, but may vary from no more than 42 days to no less than 21 days.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Organization and Offering Costs

Organization costs include the cost of incorporating, such as the cost of legal services and other fees pertaining to the Fund’s organization, and are expensed as incurred. Offering costs include legal fees pertaining to the preparation of the Fund’s initial registration statement and other costs pertaining to the public offering of the Fund’s shares of beneficial interest. Offering costs are accounted for as a deferred charge until operations begin and thereafter will be amortized to expense over 12 months on a straight-line basis. Both organization costs and offering costs are subject to an expense limitation agreement as described further in Note 3.

Note 3. Investment Advisory, Administration and Trustee Fees

Investment Advisory Fee

The Investment Adviser receives an annual fee, paid monthly, in an amount equal to 1.25% of the Fund’s Average Daily Managed Assets. “Average Daily Managed Assets” is defined in the Investment Advisory Agreement as the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding leverage). Leverage includes (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means..

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NOTES TO FINANCIAL STATEMENTS

Service and Distribution Fees

The Distributor serves as the principal underwriter and distributor of the Fund’s shares. The Distributor receives the front-end sales charge imposed on the sale of Class A Shares and the contingent deferred sales charge (“CDSC”) imposed on certain redemptions of Class A and Class C Shares. The Fund has adopted a Shareholder Servicing Plan and Agreement (the “Plan”) under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. The Plan operates in a manner consistent with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have a multi-class structure, CDSCs and distribution and shareholder servicing fees. Under the Plan, the Fund may incur expenses on an annual basis equal to 0.25% of its average net assets.

Class C shares will pay to the Distributor a distribution fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and will be payable on a quarterly basis.

Expense Limitation Agreement

The Investment Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Investment Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding distribution fees, interest, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, taxes, litigation expenses and extraordinary expenses), to the extent that they exceed 0.90% per annum of the Fund’s average daily net assets (the “Expense Limitation”). If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. In consideration of the Investment Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Investment Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date of the reimbursement; and (2) the reimbursement may not be made if it would cause the Expense Limitation as of the time of waiver to be exceeded. The Expense Limitation Agreement will remain in effect at least until one year after the effective date of the Fund’s initial registration statement, unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Board. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Investment Adviser and the Board.

Note 4. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and determined there are no subsequent events to report.

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Pro Forma Financial Statements of the Buying Fund

Combination of the Selling Fund into the Buying Fund

The unaudited pro forma information provided herein should be read in conjunction with the audited financial statements of the Buying Fund as well as the audited financial statements included in the Annual Report to Shareholders of the Selling Fund for the year ended June 30, 2016, which is on file with the SEC and is available at no charge.

The unaudited pro forma information set forth below for the period ended October 27, 2016 is intended to present ratios and supplemental data as if the Reorganization had taken place on October 27, 2016. The Reorganization is intended to allow shareholders of the Selling Fund to own a fund that utilizes an interval fund structure, which Highland believes will benefit Selling Fund shareholders by eliminating the need for their Fund to hold significant cash reserves on a daily basis in order to meet liquidity demands and will enable the portfolio managers to invest a greater proportion of the Fund’s assets and better capitalize on the investment opportunities available to their Fund, including greater use of illiquid securities. All reorganization expenses will be borne by Highland and/or NexPoint.

The Buying Fund and the Selling Fund share certain service providers, though Selling Fund shareholders should note that while the Selling Fund is advised by Highland Capital Management Fund Advisors, L.P., the Buying Fund is advised by NexPoint Advisors, L.P., an affiliate of Highland Capital Management Fund Advisors, L.P. A comparison of the service providers of the Selling Fund and the Buying Fund is set forth below.

Service Provider	Selling Fund	Buying Fund
Investment Adviser	Highland Capital Management Fund Advisors, L.P.	NexPoint Advisors, L.P.
Distributor	Highland Capital Funds Distributor, Inc.	Highland Capital Funds Distributor, Inc.
Administrator	State Street Bank & Trust Company	NexPoint Advisors, L.P and State Street Bank & Trust Company (as sub-administrator)
Custodian	State Street Bank & Trust Company	State Street Bank & Trust Company
Transfer Agent	Boston Financial Data Services, Inc.	DST Systems, Inc., an affiliate of Boston Financial Data Services, Inc.
Independent Registered Public Accounting Firm	KPMG LLP	KPMG LLP

Each service provider has entered into an agreement with the applicable Fund which governs the provision of services to such Fund. See “Comparison of Certain Service Providers” above for more detail.

As of October 27, 2016, the net assets of the Selling Fund were $69,732,930 and of the Buying Fund were $100,948. The net assets of the combined fund as of October 27, 2016 would have been $69,833,878. The Buying Fund’s net asset value per share after the Reorganization assumes the increase of shares of the Buying Fund at October 27, 2016 in connection with the proposed Reorganization. The amount of increased shares was calculated based on the net assets, as of October 27, 2016, of the Selling Fund of $7,316,846, $427,941, and $61,988,143 for Class A, Class C and Class Z respectively, and the net assets of the Buying Fund of $0 for Class A, $0 for Class C and $100,948 for Class Z. Shares of the Buying Fund were increased by 365,842 for Class A, 21,397 for Class C, and 3,101,008 for Class Z in exchange for Class A, Class C and Class Z shares, respectively of the Selling Fund. The Buying Fund does not expect to undergo portfolio realignment following the Reorganization.

Currently, the Selling Fund’s management fee is 1.00% of its average daily managed assets and the Buying Fund’s management fee is 1.25% of its average daily managed assets. Although the gross advisory fee and

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expenses borne by Selling Fund shareholders will increase as a result of the Reorganization, the Buying Fund will be subject to an expense limitation agreement with NexPoint that will limit the Buying Fund’s total annual operating expenses (exclusive of Excluded Expenses) to 0.90% of the Buying Fund’s average daily net assets through at least the later of February 28, 2018 or one year following the close of the Reorganization (the “Expense Limitation”). Under the expense limitation agreement, NexPoint may recoup amounts waived and/or reimbursed with respect to the Buying Fund within three years of the date on which such amounts were waived or reimbursed, provided the Buying Fund’s total annual operating expenses, including such recoupment, do not exceed the lesser of the Expense Limitation at the time of the original waiver or expense reimbursement and the Expense Limitation at the time of recoupment. After giving effect to this Expense Limitation, the Buying Fund’s net expenses are expected to be equal to or lower than those of the Selling Fund for that one-year period, but may be higher following that one-year period, as the expense limitation agreement will expire on the later of February 28, 2018 or one year following the close of the Reorganization, and NexPoint may, but is under no obligation to, renew the expense limitation agreement at such time, as described in detail in the Proxy Statement/Prospectus under “Reorganization Proposals — Summary — Fees and Expenses.” Any amounts waived or reimbursed by Highland under the Selling Fund’s current Expense Cap that are subject to recoupment as of the date of the Reorganization will be subject to recoupment by NexPoint, the Buying Fund’s adviser, following the Reorganization. The total amounts subject to recoupment as of December 31, 2016 are $501,010, $388,222 and $147,812 expiring during the fiscal years ended June 30, 2018, June 30, 2019, and June 30, 2020, respectively, provided that the Buying Fund’s total annual operating expenses, including such amounts, do not exceed the lesser of the Expense Limitation at the time of the original waiver or expense reimbursement and the Expense Limitation at the time of recoupment.

The Selling Fund’s gross annual operating expenses as of June 30, 2016 were 2.14%, 2.64% and 1.79% for Class A, Class C and Class Z, respectively. As a result of the Reorganization, the Buying Fund’s expenses are expected to be to 2.30%, 3.05% and 2.05% for Class A, Class C and Class Z, respectively, on a pro forma basis.

Immediately following the Reorganization, the Buying Fund will be subject to an expense limitation agreement with NexPoint that will limit the Buying Fund’s total annual operating expenses (exclusive of Excluded Expenses) to 0.90% of the Buying Fund’s average daily net assets through at least the later of February 28, 2018 or one year following the close of the Reorganization.

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation and Subchapter M compliance. The accounting survivor in the proposed Reorganization will be the Selling Fund. The Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that Selling Fund shareholders will not and the Selling Fund generally will not recognize gain or loss as a direct result of the Reorganization, as described in more detail in the section of the Proxy Statement/Prospectus entitled “Tax Status of the Reorganization” above.

As of August 31, 2016, the Selling Fund had roughly $10.8 million net realized losses, including roughly $8 million year-to-date net realized losses, and net unrealized losses equal to roughly 31% of net assets. The Buying Fund had no year-to-date net realized gains or losses, no net unrealized gains or losses and no capital loss carryforwards. Any pre-acquisition losses of the Selling Fund (whether realized or unrealized) remaining after the operation of any limitation rules described above will potentially be available to offset capital gains realized after the Reorganization. After the Reorganization, such losses may be spread among a potentially broader group of shareholders, such that the benefit of those losses to Selling Fund shareholders may be further reduced. Additionally, as a result of the Reorganization, the expiration of Selling Fund’s capital loss carryforwards may be accelerated, increasing the likelihood that such losses will expire unused.

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APPENDIX B

Proxy Voting Policy

NexPoint Advisors, L.P. Proxy Voting Policy

1. Application; General Principles

1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned Adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.

2. Voting; Procedures

2.1 Monitoring. The Company has hired Broadridge as its proxy voting agent to vote proxies in respect of securities held in Client accounts for which the Company has proxy voting authority. The Company utilizes Broadridge’s ProxyEdge® internet tool to identify for Broadridge Client accounts for which the Company has proxy voting authority and Broadridge monitors the holdings in these Client accounts via automated electronic interfaces with the Company’s custodian banks and brokers for purposes of determining whether there are shareholder meetings or similar corporate actions affecting holdings in the Client accounts.

2.2 Voting. The Company has authorized Broadridge to vote proxies with respect to securities held in Client accounts for which the Company has proxy voting authority in accordance with recommendations provided by Glass, Lewis & Co. in its US 2010 Proxy Season Proxy Paper Guidelines (and, absent further action, future annual or special Proxy Paper Guidelines issued by Glass, Lewis & Co.). Glass Lewis’s Proxy Paper Guidelines are available on the Company’s internet website and to all Clients, prospective clients, and due diligence inquiries upon request. Broadridge is responsible for ensuring proxies are voted and submitted in a timely manner in accordance with such Guidelines, provided, however, that the Company may instruct Broadridge to vote in a manner inconsistent with the Guidelines in accordance with the procedures set forth below.

The CCO or his/her designee will be responsible for creating a weekly report of all upcoming shareholder meetings or similar corporate actions affecting securities held in Client accounts for which the Company has proxy voting authority, which will include Glass Lewis’s recommendation, if available. The report will be distributed to the relevant portfolio managers and sub-advisers for review and approval. If warranted and determined to be in the best interest of a Client after taking into account all the relevant facts and circumstances, the portfolio manager responsible for the Client account or security can override the recommendations of Glass, Lewis & Co. and direct Broadridge to vote one or more proxies according to his or her own determination of the clients’ best interests. If the Company decides to direct Broadridge to vote a proxy in a manner that is inconsistent with the recommendations of Glass, Lewis & Co., the CCO or his/her designee shall document the reasons for these votes and for the override of the Glass Lewis recommendation.

2.3 Guidelines. In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its Proxy Paper guidelines. It conducts careful analysis on each issuer looking specifically at Board composition of an issuer, the firm’s financial reporting and integrity of those financial statement, compensation plans and governance structure. The Company has accepted the proxy voting guidelines published by Glass, Lewis & Co., and The Company’s CCO or his/her designee will annually review the Glass Lewis Guidelines to ensure they remain appropriate and relevant to the Company’s proxy voting needs.

2.4 Conflicts of Interest. If a portfolio manager determines that a potential material conflict of interest (as defined in Section 3 of this Policy) exists between the Company and a Client account with respect to voting a particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to the proxy being voted by Broadridge. In the event of a potential material conflict of interest, the Company will (i) vote such proxy according to the Glass Lewis Guidelines; or (ii) seek instructions from the Client or request that the Client vote such proxy. All such instances shall be reported to NexPoint’s Compliance Department at least quarterly.

2.4.1 For a security held by an investment company, the Company shall disclose any potential material conflict of interest and its reasoning for voting as it did to the investment company’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the Compliance Department to document the basis for the proxy voting decision when a potential material conflict of interest exists and to furnish the documentation to the Board of Trustees.

2.5 Non-Votes. The Company may determine not to vote proxies in respect of the securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

2.6 Recordkeeping. Following the submission of any proxy vote by Broadridge, a record of how proxy ballots were voted will be maintained electronically on the ProxyEdge® system, and will be continuously available for review. Broadridge will aggregate the proxy voting records of each investment company client of the Company for purposes of preparing and filing Form N-PX on such investment company’s behalf.

3. Conflicts of Interest

3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:

3.1.1 The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

3.1.2 The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) the securities for which the Company has voting authority do not, in the aggregate, represent one of top 10 largest shareholders of such issuer and (ii) such securities do not represent more than 2% of the Client’s assets under management with the Company.

3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4. Recordkeeping, Retention and Compliance Oversight

4.1 The Company shall retain records relating to the voting of proxies, including:

4.1.1 Copies of this Policy and any amendments thereto.

4.1.2 A copy of the Glass Lewis Proxy Voting Guidelines, amended annually.

4.1.3. A copy of each proxy statement that the Company receives regarding Client securities.

4.1.4 Records of each vote cast by the Company on behalf of Clients.

4.1.5 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.6 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by Broadridge.

4.4 Records relating to the voting of proxies for securities held by investment company Clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.

4.5 If at any time any person is pressured or lobbied either by Company personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the CCO, who will keep a record of this information.

4.6 Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.

NEXPOINT OPPORTUNISTIC CREDIT FUND

PART C – OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article VIII, Section 2 of the Registrant’s Agreement and Declaration of Trust (the “Declaration of Trust”), filed as Exhibit (1) hereto, and to Section 8 of the Registrant’s Distribution Agreement, filed as exhibit (7)(a) hereto. The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and Distribution Agreement in a manner consistent with Release 40-11330 of the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect. The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)		Amended and Restated Agreement and Declaration of Trust(3)

(2)		By-Laws(3)

(3)		None

(4)		Agreement and Plan of Reorganization (2)

(5)		Articles III, IV, V, VII and IX of the Registrant’s Form of Amended and Restated Agreement and Declaration of Trust dated June 10, 2016 and Articles I, V and VI of the Registrant’s Bylaws dated March 22, 2016 define the rights of holders of securities being registered.(3)

(6)		Investment Advisory and Administrative Services Agreement(2)

(7)	(a)	Distribution Agreement(3)

	(b)	Selling Agreement(3)

	(c)	Shareholder Servicing Plan and Agreement(3)

	(d)	Distribution Plan for Class C Shares(3)

(8)		None

(9)	(a)	Master Custodian Agreement(3)

	(b)	Notice to Master Custodian Agreement (3)

(10)	(a)	18f-3 Plan (3)

(11)		Opinion and Consent of Richards, Layton & Finger P.A. as to the legality of the securities being registered (2)

(12)		Opinion and Consent of Ropes & Gray LLP as to certain tax matters (+)

(13)	(a)	Expense Limitation Agreement(2)

	(b)	Master Sub-Administration Agreement(3)

	(c)	Notice to Master Sub-Administration Agreement(3)

(14)		Consent of Independent Registered Public Accounting Firm of Buying Fund and Selling Fund(1)

(15)		None

(16)		Powers of Attorney for Dr. Bob Froehlich, John W. Honis, Timothy K. Hui, Ethan Powell and Bryan A. Ward (3)

(17)	(a)	Code of Ethics of the Fund (3)

	(b)	Code of Ethics of the Adviser(3)

(+)	To be filed by amendment.
(1)	Filed herewith
(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-14, filed with the SEC on December 21, 2016.
(3)	Incorporated by reference to the Registrant’s Registration Statement on Form N-14, filed with the SEC on November 1, 2016.

Item 17. Undertakings

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

2. The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (a) (i) to include any prospectus required by Section 10(a)(3) of the Securities Act; (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement. (b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. (c) The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering. (d) The Registrant undertakes that, for the purpose of determining liability under the Securities Act, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use. (e) The Registrant undertakes that, for the purpose of determining liability under the Securities Act, in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act; (ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

3. For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective. The Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

4. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant’s statement of additional information.

5. The Registrant undertakes that the receipt of the Opinion and Consent of Ropes & Gray LLP as to certain tax matters (the “Opinion”) is a non-waivable condition to the closing of the reorganization of Highland Opportunistic Credit Fund into NexPoint Opportunistic Credit Fund (the “Reorganization”) under the related Agreement and Plan of Reorganization and that the Opinion will be filed as an exhibit to a post-effective amendment to this registration statement prior to the closing of the Reorganization.

SIGNATURES

As required by the Securities Act of 1933, this pre-effective amendment No. 2 to the Registrant’s Registration Statement has been signed on behalf of the Registrant, NexPoint Opportunistic Credit Fund, by the undersigned, duly authorized, in the City of Dallas, State of Texas, on the 11th day of January, 2017

NEXPOINT OPPORTUNISTIC CREDIT FUND

By:	/s/ James Dondero
Name: Title:	James Dondero President (Principal Executive Officer)

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Chief Financial Office and Vice President (Principal Accounting Officer and Principal Financial Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 11th day of January, 2017

Signature	Title	Date

/s/ Ethan Powell* Ethan Powell	Trustee	January 11, 2017

/s/ Timothy K. Hui* Timothy K. Hui	Trustee	January 11, 2017

/s/ Dr. Bob Froehlich* Dr. Bob Froehlich	Trustee	January 11, 2017

/s/ John Honis* John Honis	Trustee	January 11, 2017

/s/ Bryan A. Ward* Bryan A. Ward	Trustee	January 11, 2017

/s/ James Dondero James Dondero	President (Principal Executive Officer)	January 11, 2017

By:	/s/ Brian Mitts
Brian Mitts Attorney in Fact

*	Pursuant to powers of attorney Incorporated by reference to Registrant’s Registration Statement on Form N-14, filed with the SEC on November 1, 2016.

Exhibit Index

Exhibit No.

(14)	Consent of Independent Registered Public Accounting Firm of the Buying Fund and Selling Fund